UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2025

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On July 9, 2025, DallasNews Corporation, a Texas corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Buyer Parties”), and, solely for purposes of certain guaranty provisions set forth in the Merger Agreement, Hearst Communications, Inc., a Delaware corporation and the indirect owner of all of the outstanding equity of each of Parent and Merger Sub (“Hearst Communications”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent. The Merger Agreement and the transactions contemplated thereby (including the Merger) were approved by the unanimous vote of the Company’s Board of Directors (the “Board”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s Series A common stock, par value $0.01 per share (“Series A Common Stock”), and each share of the Company’s Series B common stock, par value $0.01 per share (“Series B Common Stock” and, together with the Series A Common Stock, “Common Stock”), that is outstanding immediately prior to the Effective Time (other than shares of Common Stock (i) held in treasury of the Company, (ii) issued and outstanding and owned by the Company, Parent or Merger Sub, or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub or (iii) held by shareholders who have properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such Shares in accordance with, and have otherwise complied with, Subchapter H, Chapter 10 of the Texas Business Organizations Code (“TBOC”)) will be canceled and extinguished and automatically converted into the right to receive cash in the amount equal to $14.00, without interest (the “Merger Consideration”).

The Company, Parent and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by the Company, subject to certain exceptions, to conduct its business and operations in the ordinary course during the period between execution of the Merger Agreement and closing of the Merger, and the Company’s covenant, subject to certain exceptions, not to solicit any proposal for an alternative transaction, participate in discussions relating to any proposal for an alternative transaction, furnish non-public information to third parties relating to any proposal for an alternative transaction, publicly approve, endorse or recommend any proposal for an alternative transaction or enter into any contract with respect to an alternative transaction.

The Merger Agreement requires the Company to (i) convene a special meeting of shareholders of the Company (the “Special Meeting”) for purposes of obtaining the Requisite Shareholder Approval (as defined below) of the Merger Agreement and the transactions contemplated thereby (including the Merger), and (ii) prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to the Special Meeting as promptly as reasonably practicable (and, in any event, not later than 20 business days) after the date of the Merger Agreement, which proxy statement will contain the Board’s recommendation that the Company’s shareholders vote in favor of the approval of the Merger Agreement and the transactions contemplated thereby (including the Merger).

The Merger is subject to customary closing conditions including, among other things, (i) the receipt of the affirmative vote at the Special Meeting of (a) the holders of at least two-thirds of the voting power of all of the shares of Common Stock that are outstanding and entitled to vote on the approval of the Merger Agreement and the transactions contemplated thereby (including the Merger), (b) the holders of at least two-thirds of the shares of Series A Common Stock that are outstanding and entitled to vote on the approval of the Merger Agreement and the transactions contemplated thereby (including the Merger), voting separately as a class, and (c) the holders of at least two-thirds of the shares of Series B Common Stock that are outstanding and entitled to vote on the approval of the Merger Agreement and the transactions contemplated thereby (including the Merger), voting separately as a class (collectively, the “Requisite Shareholder Approval”), (ii) the absence of any law or governmental order that prevents, restrains, enjoins, prohibits or makes illegal the consummation of the Merger, (iii) subject to certain exceptions, the accuracy of the representations and warranties made by the parties, (iv) the performance or compliance in all material respects by each party with its respective covenants under the Merger Agreement, and (v) the absence of a continuing material adverse effect on the Company. The Merger is also subject to a closing condition that the Company has Net Cash (as defined in the Merger Agreement) of not less than $20,000,000 as of the Effective Time.

The Merger Agreement may be terminated under certain circumstances, including: (i) by mutual written agreement of Parent and the Company; (ii) by either party (a) if the Effective Time has not occurred by January 9, 2026 (the “Termination Date”), (b) upon a failure of the Company to obtain the Requisite Shareholder Approval or (c) if any law enacted after the date of the Merger Agreement or final and nonappealable governmental order has the effect of preventing, restraining, enjoining, prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement; (iii) by the Company if (a) prior to the Company obtaining the Requisite Shareholder Approval, the Board authorizes the Company to enter into an alternative acquisition agreement with respect to a superior third-party proposal in accordance with the terms of the Merger Agreement and, concurrently with the termination of the Merger Agreement, the Company pays to Parent a termination fee of $3,000,000 (the “Termination Fee”) and enters into such alternative acquisition agreement or (b) Parent or Merger Sub breaches or fails to perform or comply with its respective representations, warranties, covenants or agreements under the Merger Agreement, the breach or failure results in Parent or Merger Sub being unable to satisfy certain closing conditions, and Parent fails to cure the breach or failure by the earlier of (1) 30 days after written notice and (2) the Termination Date; or (iv) by Parent if (a) (1) the Board withdraws, modifies, qualifies or changes its recommendation to shareholders to vote in favor of the approval of the Merger Agreement (a “Board Recommendation Change”), or (2) the Company or any subsidiary thereof enters into an alternative acquisition agreement with a third party, or (b) the Company breaches or fails to perform or comply with its representations, warranties, covenants or agreements under the Merger Agreement, the breach or failure results in the Company being unable to satisfy certain closing conditions, and the Company fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Termination Date.

Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay to Parent the Termination Fee. Specifically, the Termination Fee will be payable by the Company to Parent if the Merger Agreement is terminated:

•

by the Company (x) as described in clause (iii)(a) of the preceding paragraph or (y) as described in clause (ii)(b) of the preceding paragraph at a time when Parent would have been able to terminate the Merger Agreement pursuant to clause (iv)(a) of the preceding paragraph;

•	by Parent as described in clause (iv)(a) of the preceding paragraph; or

•

by either Parent or the Company as described in clause (ii)(a) or clause (ii)(b) of the preceding paragraph, or by Parent as described in clause (iv)(b) of the preceding paragraph, and (x) a proposal for an alternative transaction pursuant to which a third party would acquire at least 50% of the Company’s voting power or assets has been publicly made (or in certain circumstances, communicated to the Board) following the date of the Merger Agreement (and in certain circumstances, not withdrawn) (A) prior to the Special Meeting, in the case of a termination as described in clause (ii)(b) of the preceding paragraph, or (B) prior to the termination of the Merger Agreement, in the case of a termination as described in clause (ii)(a) or clause (iv)(b) of the preceding paragraph, and (y) at any time on or prior to the 12-month anniversary of the termination of the Merger Agreement, the Company completes or enters into a definitive agreement to complete an alternative transaction.

Hearst Communications has unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, the full and punctual payment and performance of all obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by Parent and Merger Sub under the Merger Agreement, including with respect to the payment of Merger Consideration.

If the Merger is consummated, the Series A Common Stock will be delisted from The Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Merger Agreement and the foregoing description thereof have been included to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company included in its public reports filed with the SEC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting Agreement

On July 9, 2025, concurrent with the execution of the Merger Agreement and as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent entered into a Voting and Support Agreement (the “Voting Agreement”) with Robert W. Decherd and certain of his affiliates (each, a “Supporting Shareholder” and, collectively, the “Supporting Shareholders”) with respect to the shares of Common Stock owned of record or beneficially by each Supporting Shareholder (collectively, the “Subject Shares”), representing in the aggregate approximately 1.6% of the outstanding shares of Series A Common Stock, approximately 96.2% of the outstanding shares of Series B Common Stock and approximately 55.0% of the aggregate voting power of the Common Stock as of the date of Merger Agreement.

The Supporting Shareholders have agreed to vote all of their Subject Shares:

•	in favor of, among other things, the approval of the Merger Agreement, the transactions contemplated thereby (including the Merger) and all agreements and actions related thereto; and

•

against, among other things, any proposal for an alternative transaction, any alternative acquisition agreement, and any action, proposal, transaction or agreement that would reasonably be expected to prevent, delay or otherwise adversely affect the consummation of the transactions contemplated by the Merger Agreement (including the Merger), result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Supporting Shareholders under the Voting Agreement, or result in certain closing conditions under the Merger Agreement not being fully satisfied.

In addition, each Supporting Shareholder has agreed not to take certain actions, including (i) soliciting any proposal for an alternative transaction, subject to certain exceptions, (ii) transferring or (with respect to shares of Series B Common Stock) converting any Subject Shares, subject to certain exceptions, or (iii) granting any proxies or powers of attorney inconsistent with such Supporting Shareholder’s obligations under the Voting Agreement.

The Voting Agreement will terminate upon the earliest to occur of (i) the Effective Time, (ii) the date of certain material amendments to the Merger Agreement or waivers with respect to the Company’s rights under the Merger Agreement, (iii) the written agreement of Parent and each Supporting Shareholder to terminate the Voting Agreement, (iv) the valid termination of the Merger Agreement in accordance with its terms, (v) receipt by the Company of the Requisite Shareholder Approval, (vi) a Board Recommendation Change and (vii) a material breach of the Voting Agreement by Parent that remains uncured on the earlier of (a) 30 days following written notice from the Supporting Shareholders to Parent of such breach and (b) five days before the then-scheduled date of the Special Meeting.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transaction Bonus Agreements

On July 9, 2025, concurrent with the execution of the Merger Agreement, the Company entered into transaction bonus agreements (each, a “Transaction Bonus Agreement” and, together, the “Transaction Bonus Agreements”) with Grant S. Moise, the Company’s Chief Executive Officer, the Publisher and President of The Dallas Morning News and a member of the Board, and Mary Kathryn Murray, the Company’s President (each, an “Executive” and, together, the “Executives”). The Transaction Bonus Agreements provide for the Company to pay cash bonuses of $1,650,000 to Mr. Moise and $850,000 to Ms. Murray (each, a “Transaction Bonus”), in each case, payable in a lump sum at the Effective Time, contingent upon the applicable Executive remaining employed by the Company immediately prior to the Effective Time, except as otherwise provided therein. In the event the Executive’s employment is terminated prior to the Effective Time (i) by the Company without cause, (ii) by such Executive for good reason or (iii) due to such Executive’s death or disability, the Transaction Bonus Agreements provide for the Company to pay the Transaction Bonus to such Executive (or such Executive’s estate or legal guardian, if applicable), provided that within 21 days of such termination, such Executive (or such Executive’s estate or legal guardian, if applicable) timely signs, returns and does not revoke a form of release agreement.

The foregoing description of the Transaction Bonus Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Bonus Agreements for Mr. Moise and Ms. Murray, copies of which are filed as Exhibits 10.2 and 10.3, respectively, hereto and are incorporated herein by reference.

Amended and Restated Retention Bonus Letters

On July 9, 2025, concurrent with the execution of the Merger Agreement, the Company entered into amended and restated retention bonus letters with each Executive (each, a “Retention Bonus Letter” and, together, the “Retention Bonus Letters”), which Retention Bonus Letters amend and restate in their entirety the retention bonus letters entered into with each Executive on May 12, 2022.

The Retention Bonus Letters provide for the payment of retention bonuses of $1,000,000 to Mr. Moise and $670,000 to Ms. Murray, as applicable, in the event a change in control of the Company occurs and such Executive is still employed by the Company or its successor 180 days following the closing date of such change in control. In the event the Executive’s employment is terminated by the Company without cause or by such Executive for good reason before the 180th day following the closing date of a change in control of the Company, the Retention Bonus Letters provide for a lump sum payment of $1,500,000 to Mr. Moise and $1,000,000 to Ms. Murray, as applicable, provided that he or she signs a release of claims within 30 days of the termination of employment and does not revoke such release.

In the event the Executive’s employment is terminated by the Company without cause or by such Executive for any reason on or after the 180th day following the closing date of a change in control of the Company and prior to the 18-month anniversary of the closing date of such change in control, the Retention Bonus Letters provide for a lump sum payment of $500,000 to Mr. Moise and $330,000 to Ms. Murray, provided that he or she signs a release of claims within 30 days of the termination of employment and does not revoke such release.

In addition, in the event the Executive’s employment is terminated by the Company without cause or by such Executive for good reason during the period beginning on the closing date of a change in control of the Company and ending on the 18-month anniversary of the closing date of such change in control (such period, the “Change in Control Period”), or by such Executive for any reason during the period beginning on the 180th day after the closing date of such change in control and ending on the 18-month anniversary of the closing date of such change in control, and provided that the release of claims described above is effective, the Retention Bonus Letters provide for a lump-sum cash payment (less applicable withholdings and deductions) to such Executive in an amount equal to 22 times the monthly COBRA premiums in effect under the DallasNews Corporation Health Care and Welfare Benefit Plan or its successor (the “Company Health Plan”). The Retention Bonus Letters also provide for the acceleration of outstanding equity awards and long-term cash-based incentives (in the amount of $606,375 for Mr. Moise and $270,000 for Ms. Murray) upon the closing of a change in control of the Company.

In the event the Executive’s employment is terminated without cause at any time other than during the Change in Control Period, the Retention Bonus Letters provide for such Executive to receive severance benefits in accordance with the Company’s Amended and Restated Company Severance Plan, effective as of January 1, 2023, as amended (the “Company Severance Plan”), provided that, regardless of such Executive’s years of service, such Executive shall receive at least 52 weeks of base salary and target bonus for the year in which the termination occurs and 12 times the monthly COBRA premium, payable in accordance with the terms of the Company Severance Plan, including the requirement that such Executive sign a release of claims in the form provided by the Company at the time of such Executive’s termination.

The foregoing description of the Retention Bonus Letters does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Bonus Letters for Mr. Moise and Ms. Murray, copies of which are filed as Exhibits 10.4 and 10.5, respectively, hereto and are incorporated herein by reference.

Acceleration of Incentive Compensation Plan Bonus

In connection with the Merger Agreement, the Board and the Compensation Committee of the Board approved the acceleration of payment of the cash bonus owed to each of Mr. Moise and Ms. Murray under the Company’s Amended and Restated Incentive Compensation Plan (the “Incentive Compensation Plan”) such that the bonuses ($495,000 for Mr. Moise and $222,500 for Ms. Murray) will be paid at the Effective Time.

Collins Severance Letter

On July 9, 2025, concurrent with the execution of the Merger Agreement, the Company entered into a change in control severance letter with Catherine G. Collins, the Company’s Chief Financial Officer (the “Collins Severance Letter”). Pursuant to the Collins Severance Letter, in the event Ms. Collins’ employment is terminated by the Company without cause or by Ms. Collins for good reason within the Change in Control Period, Ms. Collins will be entitled to a lump-sum cash payment equal to 12 months of her base compensation, less applicable withholdings and deductions, provided that she signs a release of claims within 30 days of the termination of employment and does not revoke such release. Upon a change in control of the Company, the cash bonus owed to Ms. Collins under the Incentive Compensation Plan for 2025, in the amount of $30,000, will be paid within 60 days of the closing of such change in control in accordance with the terms of the Incentive Compensation Plan.

In addition, in the event Ms. Collins’ employment is terminated by the Company without cause or by Ms. Collins for good reason during the Change in Control Period and Ms. Collins timely elects to continue coverage under the Company Health Plan, and provided that the release of claims described above is effective, the Collins Severance Letter provides for the Company to pay 100% of Ms. Collins’ monthly premium payments for such coverage until the earlier of (i) the date that is 12 months following such termination and (ii) the date Ms. Collins’ COBRA coverage ends for any reason (other than for failure to pay such premiums). The Collins Severance Letter also provides for the acceleration of Ms. Collins’ outstanding equity awards and long-term cash-based incentives if her employment is terminated within the Change in Control Period by the Company without cause or by Ms. Collins for good reason.

In the event Ms. Collins’ employment is terminated by the Company without cause at any time other than during the Change in Control Period, the Collins Severance Letter provides for Ms. Collins to receive severance benefits in accordance with the Company Severance Plan, payable in accordance with the terms thereof, including the requirement that she sign a release of claims in the form provided by the Company at the time of her termination.

The foregoing description of the Collins Severance Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Collins Severance Letter, a copy of which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2025, in connection with certain recent changes to the TBOC, the Board approved the amendment and restatement of the Company’s bylaws (as amended and restated, the “Second Amended and Restated Bylaws”), effective as of such date.

The Second Amended and Restated Bylaws, in addition to other ministerial changes:

•

provide that unless the Company consents to an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) or, if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division, shall be the sole and exclusive forum for internal entity claims (as defined in the TBOC) and any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, whereas the Company’s bylaws had previously provided that the sole and exclusive forum for such claims shall be the District Court of Dallas County, Texas, or if such court lacked jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division;

•	include a waiver of jury trial for internal entity claims; and

•

include an affirmative election to be governed by Section 21.419 of the TBOC and establish a minimum ownership threshold for a shareholder or group of shareholders to initiate or maintain a derivative proceeding of three percent of the Company’s issued and outstanding Common Stock at the time such derivative proceeding is instituted.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

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Item 8.01.	Other Events

On July 10, 2025, the Company and Hearst issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this Current Report on Form 8-K. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (iii) the inability to complete the Merger due to the failure to obtain the Requisite Shareholder Approval or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger; and (vii) other risks described in the Company’s public disclosures and filings with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K is being filed in connection with the proposed merger transaction involving the Company and the Buyer Parties. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. In addition, when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, when it becomes available.

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Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 9, 2025, by and among DallasNews Corporation, Hearst Media West, LLC, Destiny Merger Sub, Inc., and, solely for purposes of certain guaranty provisions set forth therein, Hearst Communications, Inc.

3.1	Second Amended and Restated Bylaws of DallasNews Corporation

10.1*	Voting and Support Agreement, dated as of July 9, 2025, by and between Hearst Media West, LLC and the shareholders of DallasNews Corporation named on the signature page thereto

10.2	Transaction Bonus Agreement, dated as of July 9, 2025, by and between DallasNews Corporation and Grant S. Moise

10.3	Transaction Bonus Agreement, dated as of July 9, 2025, by and between DallasNews Corporation and Mary Kathryn Murray

10.4	Amended and Restated Retention Bonus Letter, dated as of July 9, 2025, by and between DallasNews Corporation and Grant S. Moise

10.5	Amended and Restated Retention Bonus Letter, dated as of July 9, 2025, by and between DallasNews Corporation and Mary Kathryn Murray

10.6	Change in Control Severance Letter, dated as of July 9, 2025, by and between DallasNews Corporation and Catherine G. Collins

99.1	Joint Press Release, dated as of July 10, 2025, issued by DallasNews Corporation and Hearst

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 10, 2025	DALLASNEWS CORPORATION

By: /s/ Katy Murray
Katy Murray
President

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

by and among

HEARST MEDIA WEST, LLC,

DESTINY MERGER SUB, INC.,

DALLASNEWS CORPORATION,

and, solely for purposes of Section 9.17,

HEARST COMMUNICATIONS, INC.

Dated as of July 9, 2025

i

(continued)

ii

(continued)

EXHIBITS

Exhibit A	Form of Voting and Support Agreement
Exhibit B	Form of Amended and Restated Charter

iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of July 9, 2025, is made by and among Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), DallasNews Corporation, a Texas corporation (the “Company”), and, solely for purposes of Section 9.17, Hearst Communications, Inc., a Delaware corporation (“Guarantor”). Each of Parent, Merger Sub and the Company are collectively referred to herein as the “Parties” and individually as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article 1.

RECITALS

A.  The Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company (the “Merger” and, together with the other transactions contemplated hereby, the “Transactions”), with the Company continuing as the surviving corporation and a direct wholly owned Subsidiary of Parent (the “Surviving Corporation”) and the separate existence of Merger Sub ceasing to exist on the terms and subject to the conditions set forth in this Agreement and in accordance with the relevant provisions of the Texas Business Organizations Code (as amended, the “TBOC”), pursuant to which each share of Company Common Stock (the “Shares”) that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) shall automatically be cancelled and extinguished and automatically converted into the right to receive the Per Share Price, net to the holder in cash, without interest, subject to any withholding of Taxes required by applicable Law.

B.  Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, Parent and certain Company Shareholders have executed and delivered a voting and support agreement, dated as of the date hereof, in the form attached hereto as Exhibit A (the “Voting and Support Agreement”), pursuant to which, among other things, such Company Shareholders have agreed, subject to the terms thereof, to vote, or cause to be voted, all Shares beneficially owned by such Company Shareholders in favor of the approval of this Agreement, the Merger and the Transactions.

C.  The Board of Directors of the Company (the “Company Board”) has (i) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company and the Company Shareholders, (ii) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger), (iii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions (including the Merger), and (iv) recommended that the Company Shareholders approve this Agreement and the Transactions (including the Merger) and directed that this Agreement and the Transactions be submitted to the Company Shareholders for approval.

D.  The Board of Directors of Parent has, upon the terms and subject to the conditions set forth herein, approved and declared advisable this Agreement and the Transactions (including the Merger), and Parent, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, approving this Agreement.

E.  The Board of Directors of Merger Sub has, upon the terms and subject to the conditions set forth herein, approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger).

F.  Parent, Merger Sub and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Transactions and (ii) prescribe certain conditions with respect to the consummation of the Transactions.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS & INTERPRETATIONS

1.1  Certain Definitions. For purposes of this Agreement, the following capitalized terms have the following respective meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement that either (i) is in effect on the date of this Agreement or (ii) if executed after the date hereof, contains confidentiality and other provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement; provided, that any such confidentiality agreement (a) need not contain any standstill provision that prohibits the counterparty or its Affiliates from making any Acquisition Proposal and (b) shall not prohibit the Company from furnishing any information to Parent or from otherwise complying with the Company’s obligations under Section 5.3.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent or Merger Sub), whether or not in writing, for an Acquisition Transaction.

“Acquisition Transaction” means, whether in a single transaction or a series of related transactions, any (i) merger, consolidation or other business combination transaction involving the Company or any of its Subsidiaries having assets, individually or in the aggregate, that constitute (A) 20% or more of the assets of the Company and its Subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Company Board (or any duly authorized committee thereof), or (B) 20% or more of the net income or net revenues of the Company and its Subsidiaries, taken as a whole, (ii) sale, lease or other disposition by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of the Company (including Equity Interests of any Subsidiary of the Company) or its Subsidiaries, individually or in the aggregate, representing (A) 20% or more of the assets of the Company and its Subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Company Board (or any duly authorized committee thereof), or (B) 20% or more of the net income or net revenues of the Company and its Subsidiaries, taken as a whole, (iii) issuance, sale or other acquisition, purchase, transfer or disposition, direct or indirect, of Equity Interests of the Company (including by way of merger, consolidation, business combination, tender offer or share exchange) that, if consummated, would result in any Person or “group” (as defined in Section 13(d) of the Exchange Act) beneficially owning 20% or more of the outstanding voting power of the Company, or (iv) any combination of the foregoing or any other transaction, including any recapitalization, liquidation, dissolution or similar transaction, having a similar effect to those described in the foregoing clauses (i) through (iii) (in each case, other than the Transactions).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“AI Tools” means any artificial intelligence technology, including generative or discriminative technology that uses software algorithms, neural networks, or models to analyze input data, learn from that data (in a supervised or unsupervised manner), and then automatically (i) makes decisions or predictions based on that learning, or (ii) generates content or output (including data, text, pictures/images, art, sounds, videos, software code, designs, specifications, or other content).

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, term sheet, agreement in principle, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, option agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement, or a potential Acquisition Proposal.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its Subsidiaries as of December 31, 2024, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2024.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions are authorized or required by Law to be closed in Dallas, Texas, or New York, New York.

“Bylaws” means the Amended and Restated Bylaws of the Company in effect as of the date hereof.

“Capitalization Date” means 5:00 p.m., Central Time, on July 8, 2025.

“Certificate of Merger” means the certificate of merger, in customary form and substance, relating to the Merger.

“Charter” means the Amended Certificate of Formation of the Company in effect as of the date hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Common Stock” means the Company Series A Common Stock and the Company Series B Common Stock.

“Company Financial Advisor” means J.P. Morgan Securities LLC.

“Company Intellectual Property” means any Intellectual Property that is (a) owned or purported to be owned by the Company or any of its Subsidiaries or (b) owned by a third party and licensed to the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any effect, change, event, occurrence, fact, condition, circumstance or development (an “Effect”) that, individually or in the aggregate, (a) has had, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that adverse Effects arising out of, resulting from or attributable to the following shall not constitute or be deemed to contribute to a Company Material Adverse Effect, and shall not otherwise be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, except that Effects with respect to clauses (i), (ii) and (iii) of the below shall be so considered to the extent such Effect disproportionately impacts the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the industry in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur): (i) changes or proposed changes in Law or other legal or regulatory conditions (or the interpretation or enforcement thereof) or changes or proposed changes in GAAP or other accounting standards (or the interpretation or enforcement thereof), (ii) changes in general economic or regulatory conditions, or changes in securities, credit or other financial markets, including interests rates or exchange rates, in the United States or globally, or changes generally affecting the industries (including seasonal fluctuations) in which the Company or its Subsidiaries operate in the United States or globally, (iii) changes in global or national political conditions (including the outbreak or escalation of war (whether or not declared), military action, sabotage or acts of terrorism), changes due to natural disasters or changes in the weather or changes due to the outbreak or worsening of an epidemic, pandemic or other health crisis, (iv) actions or omissions required of the Company under this Agreement or taken or not taken at the express written request of, or with the express written consent of, the Parent or any of its Affiliates (after disclosure by the Company to Parent of all relevant material information), (v) the negotiation, announcement, or pendency of this Agreement and the Transactions, including the identity of, or the effect of any fact or circumstance relating to, the Parent or any of its Affiliates or any communication by Parent or any of its Affiliates regarding plans, proposals or projections with respect to the Company, its Subsidiaries or their employees (including any impact on the relationship of the Company or any its Subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners); provided that this clause (v) shall not apply to any representation or warranty set forth in Section 3.4 (Non-Contravention) or to compliance with the covenants set forth in Section 5.1 (Affirmative Obligations of the Company) or Section 5.2 (Forbearance Covenants of the Company), (vi) any Legal Proceeding arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement or the Transactions, (vii) in and of itself, any change in the trading price or trading volume of Shares (provided that the underlying cause of such change may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (viii) in and of itself, any failure by the Company or any of its Subsidiaries to meet any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); or (b) has prevented, or materially delayed or materially impaired, or would reasonably be expected to prevent, or materially impair or materially delay, the consummation by the Company of the Transactions or performance by the Company of any of its obligations under this Agreement.

“Company Owned Intellectual Property” means Intellectual Property that is owned by the Company or any of its Subsidiaries.

“Company Preferred Stock” means the preferred stock, par value $0.01 per share, of the Company.

“Company Registered Intellectual Property” means all of the Registered Intellectual Property owned or purported to be owned by, or filed in the name of, the Company or any of its Subsidiaries.

“Company Savings Plan” means the DallasNews Corporation Savings Plan, effective as of January 1, 2022 (as amended and restated from time to time).

“Company Series A Common Stock” means the Series A Common Stock, par value $0.01 per share, of the Company.

“Company Series B Common Stock” means the Series B Common Stock, par value $0.01 per share, of the Company.

“Company Severance Plan” means the Amended and Restated Company Severance Plan, effective as of January 1, 2023, as amended by the first amendment effective as of January 1, 2023.

“Company Shareholders” means the holders of shares of Company Capital Stock.

“Confidentiality Agreement” means the confidentiality letter agreement, dated as of March 26, 2025, by and between the Company and Hearst Newspapers.

“Consent” means any consent, approval, clearance, waiver, Permit or order.

“Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

“Contract” means any written, or legally binding oral, contract, lease, license, indenture, note, bond, agreement, concession, franchise or other instrument or obligation.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or any related or associated epidemic, pandemic or disease outbreak.

“D&O Insurance” means the Company’s and its Subsidiaries’ current directors’ and officers’ liability insurance as in effect on the date of this Agreement, a copy of which has been made available to Parent.

“Data Protection Requirements” means (a) all applicable Laws, industry standards, and contractual obligations concerning the privacy, security or Processing of Personal Information or otherwise relating to privacy, data security, security breach notification requirements, social security number protection, outbound communications or electronic marketing or use of electronic data (including online privacy) in any applicable jurisdictions, including (i) the EU General Data Protection Regulation (EU) 2016/679 and all Laws implementing it; (ii) Section 5 of the Federal Trade Commission Act; (iii) the Children’s Online Privacy Protection Act; (iv) U.S. state comprehensive privacy, data security, and security breach notification Laws such as the California Consumer Privacy Act and the Texas Data Privacy and Security Act (and each of their respective regulations); (v) the Controlling Assault of Non-Solicited Pornography and Marketing Act of 2003, as amended; (vi) the Health Insurance Portability and Accountability Act of 1996, as amended; (vii) the Payment Card Industry Data Security Standard; and (viii) Contracts to which the Company is a party or by which the Company is otherwise bound; and (b) the Company’s published policies concerning the privacy and security of Personal Information.

“DTC” means the Depository Trust Company.

“Environmental Law” means all applicable federal, national, state, provincial or local Laws, issued or promulgated by any Governmental Authority, relating to pollution, worker health and safety with respect to exposure to Hazardous Substance, and protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and natural resources), including applicable Laws governing production, use, storage, treatment, transportation, disposal, handling, emissions, discharges, Releases of, or exposure to, Hazardous Substances or the investigation, clean-up or remediation of Hazardous Substances.

“Equity Interest” means (i) any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, (ii) other ownership interests of any Person, (iii) phantom equity interests, stock appreciation rights, and other similar interests and (iv) any warrant, option, convertible or exchangeable security, subscription, right (including any preemptive or similar right), call or other rights to purchase or acquire any of the foregoing from the issuer thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Governmental Authority” means any federal, national, state, provincial or local, whether domestic, foreign or supranational, government or any court of competent jurisdiction, administrative agency or commission of any governmental authority or other governmental authority or instrumentality, arbitrator (public or private) or arbitral body, whether domestic, foreign or supranational.

“Guarantor” is defined in the preamble to this Agreement.

“Hazardous Substance” means any substance, material, chemical, waste or agent that is characterized or regulated as “hazardous,” “pollutant,” “contaminant,” “toxic” or “radioactive” (or words of similar import) or which are the subject of liability or give rise to requirements for investigation or remediation, in each case under Environmental Laws, including petroleum and petroleum products, polychlorinated biphenyls, lead and asbestos and asbestos-containing materials.

“Incentive Compensation Plan” means the Amended and Restated DallasNews Corporation Incentive Plan dated as of February 29, 2024.

“Intellectual Property” means all intellectual property rights, whether registered or unregistered, of every kind and description anywhere in the world, including the rights associated with or arising under any of the following anywhere in the world: (i) invention disclosures and patents and applications therefor and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions and extensions thereof (“Patents”); (ii) copyrights and copyrightable subject matter, including moral rights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world (“Copyrights”); (iii) trademarks, trade names, logos, slogans, trade dress, design rights, domain names and social media accounts and handles, and service marks, and trademark and service mark registrations and applications therefor and other similar designations of source or origin, together with the goodwill associated with any of the foregoing (“Marks”); (iv) Software (whether in source code, object code or other form), algorithms, databases, works or other materials, manuals, compilations and data; (v) trade secrets and all other confidential or proprietary information, ideas, marketing, business and technical information, product specifications, compositions, inventions (whether or not patentable), processes, formulae, models and methodologies and know-how (“Trade Secrets”); and (vi) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

“Intervening Event” means any material effect, change, event or occurrence arising after the date hereof that affects the Company and its Subsidiaries, taken as a whole, that (i) was not known to, or reasonably foreseeable or expected by, the Company Board as of the date hereof (or, if known, or reasonably foreseeable or expected, the consequences of which were not known to, or reasonably foreseeable or expected by, the Company Board as of the date hereof) and (ii) does not relate to (A) any Acquisition Proposal and (B) the mere fact, in and of itself, that (x) there is any change in the trading price or trading volume of Shares after the date hereof or (y) the Company or any of its Subsidiaries meets or exceeds any revenue, earnings or other financial projections or forecasts (provided that the underlying cause of such events described in the foregoing clause (B) may be taken into account in determining whether an Intervening Event has occurred).

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Knowledge” of a Person, with respect to any matter in question, means, with respect to the Company, the actual knowledge (after reasonable inquiry) of any of the individuals set forth on Section 1.1(a) of the Company Disclosure Letter.

“Law” means any (i) federal, state, local or foreign statute, law (including common law), ordinance, rule, regulation or stock exchange listing requirement, code, treaty or (ii) order, judgment, decree, injunction, ruling, writ, award, decision or other similar provision from a Governmental Authority having the force or effect of law (“Order”).

“Legal Proceeding” means any claim, action, charge, lawsuit, arbitration, mediation, investigation (to the Knowledge of the Company, as used in relation to the Company or any of its Subsidiaries), audit, litigation or other similarly formal legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

“Lien” means any mortgage, pledge, lien, encumbrance, charge, easement, right-of-way, encroachment, restriction, charge, option, right of first refusal, preemptive right, transfer restriction, claim, defect, imperfection, irregularity of title, or security interest.

“Nasdaq” means The Nasdaq Stock Market.

“Net Cash” means the aggregate amount of unencumbered cash and cash equivalents of the Company and its Subsidiaries as of the Closing, less the aggregate amount of all Transaction Expenses.

“Open Source Software” means any Software (in source or object code form) that is licensed, distributed or conveyed subject to (a) a license or other agreement commonly referred to as an open source, free software, copyleft or community source code license or under a similar licensing or distribution model (including any code or library licensed under the GNU General Public License, GNU Lesser General Public License, Affero General Public License, Mozilla Public License, Microsoft Shared Source License, Common Public License, Netscape Public License, Sun Community Source License, Sun Industry Standards License, BSD License, Apache Software License, or any other public source code license arrangement), or (b) any other license or other agreement that requires, as a condition of the use, modification or distribution of such Software that it, or other Software into which such Software is incorporated or that is linked with, derived from, called by, combined or distributed with such Software, be (i) disclosed, distributed, made available, offered, licensed or delivered in source code form, (ii) licensed for the purpose of making derivative works, (iii) licensed under terms that allow reverse engineering, reverse assembly, or disassembly of any kind, or (iv) redistributable at no charge or with restrictions on the consideration to be charged, including any license defined as an open source license by the Open Source Initiative as set forth on www.opensource.org.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has prevented, or materially delayed or materially impaired, or would reasonably be expected to prevent, or materially delay or materially impair, the consummation of the Transactions or performance by Parent or Merger Sub of any of their obligations under this Agreement.

“Permit” means any permits, licenses, registrations, applications, variances, clearances, consents, certificates, commissions, franchises (or similar authorizations), exemptions, qualifications, accreditations, orders and approvals from Governmental Authorities that are required for the operation of the business of the Company and its Subsidiaries.

“Permitted Lien” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which adequate accruals or reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens or security interests incurred in the ordinary course of business that are not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP; (iii) transfer restrictions on securities of the Company imposed by applicable Law (other than Tax Law); (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure statutory obligations, in each case in the ordinary course of business; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances of any type), in each case incurred in the ordinary course of business and that do not and would not adversely affect in any material respect the current or contemplated use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries or otherwise impair in any material respect the business operations at such property as currently or contemplated to be conducted; (vii) zoning, building and other similar codes or restrictions imposed by any Governmental Authority having jurisdiction thereon and that do not and would not adversely affect in any material respect the current or contemplated use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries or otherwise impair in any material respect the business operations at such property as currently or contemplated to be conducted; (viii) Liens for which adequate reserves have been established in the consolidated financial statements of the Company included in the Company SEC Reports; (ix) non-exclusive licenses to Company Intellectual Property granted in the ordinary course of business to (1) end user customers solely for the purposes of using the products or services of the Company and its Subsidiaries or (2) Service Providers solely for the purposes of providing services to the Company and its Subsidiaries; (x) statutory, common law or contractual Liens of landlords under real property leases; (xi) Liens against the fee interests of the landlord or owner of any Company properties unless caused by the Company or any of its Subsidiaries; (xii) Liens or encumbrances imposed on the underlying fee interest in real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries unless caused by the Company or any of its Subsidiaries; and (xii) Liens set forth on Section 1.1(b) of the Company Disclosure Letter.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means (i) any information that identifies, relates to or describes, or, alone or in combination with any other information, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual or household, including name, street address, telephone number, email address, identification number issued by a Governmental Authority, or (ii) any other information (or scope of information, such as household identifying information) that is considered “personally identifiable information,” “personal information,” “personal data” or any other similar term under the Data Protection Requirements.

“Pre-Closing Period” means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of (i) the valid termination of this Agreement pursuant to Article 8 and (ii) the Effective Time.

“Process”, “Processing” or “Processed” means any operation or set of operations taken or performed on Personal Information, including but not limited to collection, recording, creation, receipt, access, use, handling, compilation, analysis, monitoring, retention, adaption or alteration, organization, retrieval, consultation, storage, transmission, transfer, disclosure, including by dissemination or otherwise making available, distribution, disposal, blocking, erasure or destruction thereof.

“Proxy Statement” means a proxy statement or similar disclosure document relating to the approval of this Agreement and the Transactions by the Company Shareholders.

“Registered Intellectual Property” means all United States, international and foreign (i) issued Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including domain name registrations, social media accounts, intent-to-use applications, or other registrations or applications related to Marks); and (iii) registered Copyrights and applications for Copyright registration.

“Related Party” means a Company Related Party or a Parent Related Party, as applicable.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata).

“Representatives” means, with respect to a Person, the Affiliates, directors, officers, employees, consultants, agents, representatives and advisors of such Person.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means any current or former employee, consultant, independent contractor, or member of the board of directors of the Company or any of its Subsidiaries.

“Software” means (i) computer programs and systems, whether embodied in software, firmware or otherwise, including operating systems, applications, routines, interfaces and algorithms, whether in source code, object code, executable code or human readable form, (ii) databases and compilations, including any and all electronic data and electronic collections of data, whether machine readable or otherwise, (iii) designations, schematics, flow-charts, specifications and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (iv) all documentation (including technical specifications, functional specifications, schematics, user manuals and training materials) related to any of the foregoing.

“Subsidiary” of any Person means (i) a corporation 50 percent or more of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such

Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least 50 percent ownership or the power to direct the policies, management and affairs thereof (including by contract).

“Superior Proposal” means any bona fide, written Acquisition Proposal made after the date hereof for an Acquisition Transaction that the Company Board has determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) would be more favorable from a financial point of view to the Company Shareholders (in their capacity as shareholders), if consummated, than the Merger, and, after taking into account all legal, financial and regulatory aspects of such Acquisition Proposal and other aspects of such Acquisition Proposal that the Company Board deems relevant, is reasonably likely to be consummated in accordance with its terms. For purposes of this definition, all references to “20%” in the definition of “Acquisition Transaction” (including, for the avoidance of doubt, in the reference to “Acquisition Transaction” in the definition of “Acquisition Proposal”) will be deemed to be references to “50%.”

“Tax” means all federal, state, local or foreign income, gross receipts, capital gains, withholding, property, recording, stamp, stamp duty, transfer, sales, use, franchise, employment, payroll, excise, alternative minimum, accumulated earnings, value added, services, ad valorem, environmental, occupation, margins, commercial activity, capital stock, capital investment, unemployment, registration, social security, disability, workers’ compensation contributions, severance, occupancy, or any other taxes (including estimated taxes), customs, tariffs, imposts, levies, duties or other like assessments or charges in the nature of a tax imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts imposed by a Governmental Authority.

“Tax Returns” means all Tax returns, declarations, elections, statements, reports, schedules, forms and information returns, filed or required to be filed with any Governmental Authority relating to Taxes, including in each case any attachments thereto and amendments thereof.

“Termination Fee” means an amount in cash equal to $3,000,000.

“Training Data” means training data, validation data, and test data or databases used to train an AI Tool.

“Transaction Documents” means, collectively, the Confidentiality Agreement, the Voting and Support Agreement, and any other document contemplated by those agreements or any document or instrument delivered in connection with this Agreement or those agreements.

“Transaction Expenses” means, without duplication and subject to Section 8.3(a), with respect to the Company and its Subsidiaries, all fees and expenses incurred or accrued as of immediately prior to the Effective Time (except as expressly set forth in clause (iv) below) by the Company or any of its Subsidiaries (including any such fees or expenses that the Company or any of its Subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of the Transactions pursuant to any Contract in effect as of immediately prior to the Effective Time, whether payable prior to, at or after the Effective Time, including (i) any fees and expenses of legal counsel, accountants, financial advisors, investment bankers, brokers, consultants, and other advisors of the Company or any such Subsidiary; (ii) all fees paid to the SEC in connection with filing the Proxy Statement, and any amendments and supplements thereto; (iii) any fees and expenses in connection with the printing, mailing and distribution of the Proxy Statement and any amendments and supplements thereto; (iv) any change of control payments, transaction bonuses, severance payments, or other similar payments, including those payable only upon the additional passage of time, but excluding those payable as a result of any action taken by Parent, Merger Sub or the Surviving Corporation, and (v) without duplication, those set forth on Section 1.1(c) of the Company Disclosure Letter.

“Transaction Litigation” means any Legal Proceeding commenced or threatened in writing against a Party or any of its Subsidiaries, Affiliates or directors or otherwise relating to, involving or affecting such Party or any of its Subsidiaries, Affiliates or directors, in each case in connection with, arising from or otherwise relating to the Transactions, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement or any other communications to the Company Shareholders, other than any Legal Proceedings among the Parties related to this Agreement or the Transaction Documents.

“Union” means any union, works council or other employee representative body.

“Willful Breach” or “Willfully Breaches” means a breach that is a consequence of an intentional act or intentional failure to act undertaken by the breaching party with actual knowledge that such party’s act or failure to act would, or would reasonably be expected to, cause, result in or constitute a breach.

1.2  Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Accounting Firm	2.13(e)
Agreement	Preamble
Cash Determination Time	2.13(a)
Certificates	2.8(c)(i)
Chosen Courts	9.12
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Benefit Plan	3.18(a)
Company Board	Recitals
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)(i)
Company Breach Notice Period	8.1(f)
Company Disclosure Letter, Parent Disclosure Letter	1.4
Company Meeting	6.2(b)
Company Net Cash Calculation	2.13(a)
Company Net Cash Schedule	2.13(a)
Company Registered Intellectual Property	3.15(a)
Company Related Parties	8.3(e)
Company SEC Reports	3.8
Company Securities	3.6(b)
Company Shareholder Approval	3.3(b)
Copyrights	1.1
Customer Data	3.16(b)

Term	Section
Dispute Notice	2.13(b)
Dissenting Company Shares	2.7(c)(i)
Dissenting Shareholder Statute	2.7(c)(i)
DTC Payment	2.8(d)
EDGAR	3.8
Effect	1.1
Effective Time	2.2
Electronic Delivery	9.14
Enforceability Limitations	3.2
Event Notice Period	5.3(d)(i)(1)
Exchange Fund	2.8(b)
Excise Tax Treatment	6.18(a)
Filed Company SEC Reports	Article 3
Final Company Net Cash Schedule	2.13(a)
Indemnified Persons	6.6(a)
IT Systems	3.16(a)
Lease	3.13(b)
Leased Real Property	3.13(b)
Marks	1.1
Material Contracts	3.12(b)
Maximum Annual Premium	6.6(c)
Merger	Recitals
Merger Sub	Preamble
New Plans	6.7(c)
Newspapers	3.26
Old Plans	6.7(c)(i)
Order	1.1
Owned Company Shares	2.7(a)(ii)
Parent	Preamble
Parent Breach Notice Period	8.1(g)
Parent Related Parties	8.3(e)
Party	Preamble
Patents	1.1
Payment Agent	2.8(a)
Per Share Price	2.7(a)(iii)
Products	3.15(e)
Proposal Notice Period	5.3(d)(ii)(2)
Response Time	2.13(b)
Shares	Recitals
Surviving Corporation	Recitals
Tail Policy	6.6(c)
TBOC	Recitals
Termination Date	8.1(d)
Trade Secrets	1.1
Transactions	Recitals
Uncertificated Shares	2.8(c)(ii)
Voting and Support Agreement	Recitals

1.3  Certain Interpretations.

(a)  References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs.

(b)  Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation”; and (iii) the phrase “ordinary course of business” will be deemed in each case to be followed by the words “consistent with past practice.”

(c)  Threats. Unless the context of this Agreement otherwise requires, the word “threat” or “threatened” will be deemed to be immediately followed by the words “in writing or, to the Knowledge of such Person, orally.”

(d)  Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(e)  Extent. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(f)  Dollars. When used in this Agreement, references to “$” or “Dollars” are references to United States dollars.

(g)  Gender and Number. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document.

(h)  References to Parties. References to any Person include references to such Person’s successors and permitted assigns, and, in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(i)  References to Subsidiaries. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(j)  Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.

(k)  Legislation; Contracts. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, subject, in each case, to the provisions of Section 5.2.

(l)  Accounting Matters. Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statements that is related to the subject matter of such representation; (ii) such item is otherwise specifically set forth on the balance sheet or financial statements; or (iii) such item is specifically set forth on the balance sheet or financial statements and is specifically set forth in the notes thereto.

(m)  Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

(n)  Applicable Time. Unless otherwise indicated, all references to a specific time are to the then-applicable local time in Dallas, Texas.

(o)  Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, then the period in question will end on the next Business Day; (iii) if any action must be taken on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; (iv) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (v) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(p)  Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(q)  Representations Are Not Covenants. Nothing contained in Article 3 or Article 4 may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 3.28 and Section 4.11 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(r)  Joint Drafting. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, the Parties irrevocably waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(s)  Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

(t)  No Reliance by Others on Representations. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person (other than notice to the other Parties hereto in accordance with Section 9.4). In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.

(u)  Made Available. The phrases “furnished,” “provided,” “delivered” or “made available” or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party prior to the date hereof, including by being (i) posted to the virtual data room managed by the Company in connection with the Transactions at least two (2) days prior to the execution and delivery of this Agreement; or (ii) filed with or furnished to the SEC and available on EDGAR prior to the date hereof.

1.4  Disclosure Letter. The information set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date hereof (the “Company Disclosure Letter”) or by Parent and Merger Sub to the Company on the date hereof (the “Parent Disclosure Letter,” and together with the Company Disclosure Letter, the “Disclosure Letters”) sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article 3 or to one or more of the covenants contained in Article 5 (in the case of the Company Disclosure Letter) or one or more representations or warranties contained in Article 4, except that, notwithstanding anything to the contrary contained in the applicable Disclosure Letter or in this Agreement, or the inclusion or omission of any cross reference thereto, any information set forth in one section of such Disclosure Letter shall be deemed to apply to all other sections or subsections thereof to the extent that the relevance of such information is reasonably apparent. Each Disclosure Letter is qualified in its entirety by reference to the specific provisions of the Agreement, and is not intended to constitute, and shall not be deemed to constitute, representations, warranties or covenants of the parties, except as (and solely to the extent) expressly set forth in the Agreement. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the applicable Disclosure Letter or Exhibits attached hereto is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or required to be filed with the SEC) or are within or outside of the ordinary course of business, and no party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the applicable Disclosure Letter or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter not described or included in this Agreement or in the applicable Disclosure Letter or any Exhibit is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or required to be filed with the SEC) or is within or outside of the ordinary course of business for purposes of this Agreement. The information contained in this Agreement and in the applicable Disclosure Letter and Exhibits hereto is disclosed solely for purposes of this Agreement and the fact that any item of information is disclosed in any herein or therein (A) shall not be construed to mean that such information is required to be disclosed by this Agreement; (B) shall not be construed as or constitute an admission, evidence or agreement that a violation, right of termination, default, non-compliance, liability or other obligation of any kind exists with respect to any item; (C) with respect to the enforceability of contracts with third-parties, the existence or non-existence of third-party rights, the absence of breaches or defaults by third-parties, or similar matters or statements, is intended only to allocate rights and risks among the Parties and is not intended to be admissions against interests, give rise to any inference or proof of accuracy, be admissible against any Party by any Person who is not a Party, or give rise to any claim or benefit to any Person who is not a Party; and (D) does not waive any attorney-client privilege associated with such item or information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

ARTICLE 2

THE MERGER

2.1  The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the TBOC, at the Effective Time, (a) Merger Sub shall be merged with and into the Company; (b) the separate corporate existence of Merger Sub shall cease; and (c) the Company shall continue as the Surviving Corporation, and the separate corporate existence of the Company under the Laws of the State of Texas shall continue unaffected by the Merger except as set forth in this Agreement.

2.2  The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated pursuant to the TBOC by filing the Certificate of Merger with the Secretary of State of the State of Texas in accordance with the applicable provisions of the TBOC. The Merger shall become effective at the time of the acceptance of such filing by the Secretary of State of the State of Texas, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the TBOC (such time, the “Effective Time”).

2.3  The Closing. The consummation of the Merger (the “Closing”) shall take place by electronic exchange of documentation or by such other means as the Parties may mutually agree on the date which is no later than three (3) Business Days after the date on which all conditions set forth in Sections 7.1, 7.2, and 7.3 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as the Parties may mutually agree. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.4  Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the TBOC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) rights, title, and interests to all real estate and other property owned by each of the Company and Merger Sub will be allocated to and vested, subject to any existing liens or other encumbrances on the property, in the Surviving Corporation without reversion or impairment, any further act or deed, or any transfer or assignment having occurred, (b) all liabilities and obligations of each of the Company and Merger Sub will become the liabilities and obligations of the Surviving Corporation, (c) the Surviving Corporation shall be the primary obligor for such liabilities or obligations, and (d) the Surviving Corporation shall be substituted in any proceeding pending by or against the Company or Merger Sub.

2.5  Certificate of Formation and Bylaws.

(a)  Certificate of Formation. At the Effective Time, subject to the provisions of Section 6.6(a), the Charter will be amended and restated so as to read in its entirety as set forth in Exhibit B attached hereto, and such amended and restated certificate of formation will become the certificate of formation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC and such certificate of formation.

(b)  Bylaws. The Parties shall take all necessary actions such that, at the Effective Time, subject to the provisions of Section 6.6(a), the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC, the certificate of formation of the Surviving Corporation and such bylaws.

2.6  Directors and Officers of the Surviving Corporation.

(a)  Directors. Subject to Section 6.15, the Parties shall take all necessary actions such that, from and after the Effective Time, the directors of Merger Sub as of immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of formation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, or until their resignation or removal.

(b)  Officers. Subject to Section 6.15, the Parties shall take all necessary actions such that, from and after the Effective Time, the officers of the Company as of immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the certificate of formation and bylaws of the Surviving Corporation until their respective successors are duly appointed, or until their resignation or removal.

2.7  Effect on Capital Stock.

(a)  Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:

  (i)  each share of stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and each certificate formerly representing ownership of such shares of stock of Merger Sub will thereafter represent only ownership of shares of common stock of the Surviving Corporation;

  (ii)  each Share that is (A) held in treasury of the Company immediately prior to the Effective Time; or (B) issued and outstanding and owned by the Company, Parent or Merger Sub, or any direct or indirect wholly owned Subsidiary of the Company, Parent or Merger Sub as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”) shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor in respect of the Merger; and

  (iii)  each Share that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) shall automatically be cancelled and extinguished and automatically converted into the right to receive $14.00 in cash per Share, without interest (the “Per Share Price”), less any amounts entitled to be deducted or withheld in accordance with Section 2.11, and shall cease to be outstanding or exist.

(b)  Adjustment to the Per Share Price. If, at any time during the period between the date of this Agreement and the Effective Time, the number of Shares (or securities convertible or exchangeable into or exercisable for Shares) issued and outstanding prior to the Effective Time is changed into a different number or class of shares by reason of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, or other similar transaction, then the Per Share Price shall be equitably adjusted to reflect the effect of such change (so that the holders of Shares are provided the same economic effect as contemplated by this Agreement prior to such event); provided that nothing in this Section 2.7(b) shall be construed to permit the Company or any Subsidiary thereof to take any action otherwise prohibited by the terms of this Agreement; and provided, however, that cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to Per Share Price.

(c)  Statutory Rights of Appraisal.

  (i)  Dissenting Company Shares. Notwithstanding anything to the contrary set forth in this Agreement, all Shares that are issued and outstanding as of immediately prior to the Effective Time and held by Company Shareholders who have properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such Shares in accordance with, and have otherwise complied with, Subchapter H, Chapter 10 of the TBOC (the “Dissenting Shareholder Statute” and, any such Shares meeting the requirement of this sentence, “Dissenting Company Shares”) shall not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7. Such Company Shareholders shall be entitled to receive payment of such amounts as are payable in accordance with the Dissenting Shareholder Statute, and, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of such Dissenting Company Shares, such Dissenting Company Shares shall no longer be outstanding, shall automatically be cancelled and shall cease to exist, and such Company Shareholder shall cease to have any voting or other rights with respect thereto other than the right to receive the payment of such amounts as are payable in accordance with the Dissenting Shareholder Statute; provided, however, that if any such Company Shareholder fails to perfect or otherwise comply with the Dissenting Shareholder Statute or effectively withdraws or loses the right to appraisal of such Dissenting Company Shares pursuant to the Dissenting Shareholder Statute, then the right of such holder to any such payment shall cease and such Dissenting Company Shares shall be deemed to have been converted into, and to have become cancelled and exchanged solely for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such Shares in the manner provided in Section 2.8.

  (ii)  Notification of Parent of Demands for Appraisal. The Company will give Parent (A) prompt written notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the TBOC and received by the Company in respect of Dissenting Company Shares; and (B) the opportunity to participate in all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the TBOC in respect of Dissenting Company Shares. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares. For purposes of this Section 2.7(c)(ii), “participate” means that Parent will have the opportunity to devise and implement, and will be kept apprised of, proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the TBOC in respect of Dissenting Company Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected) and will have the opportunity to participate in all negotiations and proceedings and may offer comments or suggestions with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.

2.8  Exchange of Certificates.

(a)  Payment Agent. Prior to the Closing, Parent will (i) designate the Company’s transfer agent or appoint a bank, trust company or nationally recognized stockholder services provider or such other Person reasonably acceptable to the Company to act as the payment agent for purposes of effecting the payment of the Per Share Price in connection with the Merger and in accordance with Section 2.7 (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent. Parent shall pay, or cause to be paid, the fees and expenses of the Payment Agent.

(b)  Exchange Fund. On the Closing Date, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the Company Shareholders pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such Company Shareholders become entitled pursuant to Section 2.7 (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (B) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, then Parent will, or will cause the Surviving Corporation to, promptly reimburse any such loss or otherwise provide additional funds (by wire transfer of immediately available funds) so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

(c)  Exchange and Payment Procedures.

 (i)  Certificated Shares. Promptly following the Effective Time (and in any event within five (5) Business Days), Parent and the Surviving Corporation will cause the Payment Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares (other than Dissenting Company Shares and Owned Company Shares) represented by certificates (the “Certificates”) whose Shares were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7, (A) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent, and shall otherwise be in such customary form as Parent, the Company and the Payment Agent shall reasonably agree; and (B) instructions for use in effecting the surrender of the Certificates (or affidavit of loss in lieu of the Certificates as provided in Section 2.10) in exchange for payment of the Per Share Price pursuant to Section 2.7. Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.10) for cancellation, together with such letter of transmittal, duly completed and validly executed, and such other documents as may be reasonably required by the Payment Agent in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of Shares formerly represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as reasonably practicable) an amount in cash equal to the product obtained by multiplying (1) the aggregate number of Shares formerly represented by such Certificate by (2) the Per Share Price (less any applicable withholding Taxes in respect thereof). The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of the Certificates on the amount payable upon the surrender of such Certificates pursuant to this Section 2.8(c)(i). Until so surrendered, the Certificates will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7.

  (ii)  Uncertificated Shares. Notwithstanding anything to the contrary in this Agreement, any holder of Shares held in book-entry form (the “Uncertificated Shares”) will not be required to deliver a Certificate or, subject to the third to last sentence of this subclause (ii), an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.7. In lieu thereof, each holder of record (as of immediately prior to the Effective Time) of an Uncertificated Share that immediately prior to the Effective Time represented an outstanding Share (other than Dissenting Company Shares and Owned Company Shares) whose Shares were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7 will, subject to the third to last sentence of this subclause (ii), at the Effective Time, be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash equal to the product obtained by multiplying (A) the aggregate number of Shares represented by such holder’s transferred Uncertificated Shares by (B) the Per Share Price (less any applicable withholding Taxes in respect thereof). The Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.8(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a).

(d)  DTC Payment. Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Payment Agent and DTC with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the product obtained by multiplying (A) the number of Shares (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time by (B) the Per Share Price (less any applicable withholding Taxes in respect thereof) (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

(e)  Transfers of Ownership. If a transfer of ownership of Shares is not registered in the stock transfer books or ledger of the Company, or if the consideration payable pursuant to Section 2.7 is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the consideration payable pursuant to Section 2.7 may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any applicable stock transfer Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the Per Share Price pursuant to Section 2.7 with respect to Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered.

(f)  Escheat. Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a Company Shareholder for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Uncertificated Shares have not been surrendered immediately prior to the date on which any consideration payable in respect thereof pursuant to Section 2.7 would otherwise escheat to or become the property of any Governmental Authority, then any such consideration in respect of such Certificate or Uncertificated Share will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

(g)  Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to Parent upon demand, and any Company Shareholders that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such Shares for exchange pursuant to this Section 2.8 will thereafter look for payment of the Per Share Price (less any applicable withholding Taxes in respect thereof) payable in respect of the Shares represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such Company Shareholders may be entitled pursuant to Section 2.7.

2.9  No Further Ownership Rights in Shares. From and after the Effective Time, (a) all Shares will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any Shares will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.7 (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(c)). The consideration paid in accordance with the terms of this Article 2 upon the cancellation of any Shares at the Effective Time will be deemed to have been paid in full satisfaction of all rights pertaining to such Shares. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of Shares that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.8(c)) be cancelled and exchanged as provided in this Article 2.

2.10  Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will pay in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof and if such holder has otherwise delivered a properly completed and duly executed letter of transmittal, the Per Share Price (less any applicable withholding Taxes in respect thereof) payable in respect of the Shares formerly represented by such Certificate as contemplated by Section 2.7. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.11  Required Withholding. Each of the Payment Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, as applicable, will be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts payable pursuant to this Article 2 to any Person such amounts as are required to be deducted or withheld with respect to such payment pursuant to the Code or any other applicable federal, state, local or foreign Laws related to Taxes. To the extent that such amounts are so deducted or withheld and timely paid over to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

2.12  Future Dividends or Distributions. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

2.13  Determination of Net Cash

 (a)  At least fifteen (15) calendar days before the Closing Date, the Company will deliver to Parent a preliminary schedule (the “Company Net Cash Schedule”) setting forth, in reasonable detail, the Company’s good faith, estimated calculation of Net Cash as of the Effective Time (the “Company Net Cash Calculation” and, such time for determination of Net Cash, the “Cash Determination Time”). At 5:00 pm Central Time or promptly thereafter on the last Business Day prior to the Effective Time, the Company shall deliver an updated Company Net Cash Schedule (the “Final Company Net Cash Schedule”) setting forth the Company Net Cash Calculation as finally determined pursuant to this Section 2.13. The Company shall make available to Parent (electronically to the extent possible), as reasonably requested by Parent, the work papers and back-up materials, properties, books, and records used in preparing or otherwise relevant for the review of the Company Net Cash Schedule and the Final Company Net Cash Schedule; and the Company shall provide Parent with access, as reasonably requested by Parent, to personnel, advisors and accountants involved in preparing or otherwise relevant for the review of the Company Net Cash Schedule and the Final Company Net Cash Schedule. The Company Net Cash Schedule and the Final Company Net Cash Schedule shall be calculated in accordance with this Agreement and be derived from the books and records of the Company. The Company shall reasonably consult with Parent and shall consider in good faith any reasonable comments of Parent on the Company Net Cash Schedule and the Final Company Net Cash Schedule.

 (b)  Parent shall have the right to dispute any part of the Company Net Cash Calculation by delivering a written notice (for which email will suffice) (a “Dispute Notice”) to that effect to the Company on or prior to 11:59 p.m. Central Time, on the fifth (5th) calendar day following Parent’s receipt of the Company Net Cash Schedule (the “Response Time”), which Dispute Notice shall identify in reasonable detail the nature and amounts of any proposed revisions to the proposed Company Net Cash Calculation and shall be accompanied by a reasonably detailed explanation for the basis for such revisions.

 (c)  If, on or prior to the Response Time, Parent notifies the Company in writing that it has no objections to the Company Net Cash Calculation or if Parent fails to deliver a Dispute Notice as provided in Section 2.13(b) prior to the Response Time, then the Company Net Cash Calculation as set forth in the Company Net Cash Schedule shall be deemed to have been finally determined for purposes of this Agreement, shall be reflected in the Final Company Net Cash Schedule, and shall represent the Net Cash at the Cash Determination Time for purposes of this Agreement.

 (d)  If Parent delivers a Dispute Notice on or prior to the Response Time, then Representatives of the Company and Parent shall promptly (and in no event later than one (1) Business Day thereafter) meet and attempt in good faith to resolve the disputed item(s) and negotiate an agreed-upon determination of the Net Cash, which agreed upon Net Cash amount shall be deemed to have been finally determined for purposes of this Agreement, shall be reflected in the Final Company Net Cash Schedule, and shall represent the Net Cash at the Cash Determination Time for purposes of this Agreement.

 (e)  If Representatives of the Company and Parent are unable to negotiate an agreed-upon determination of Net Cash as of the Cash Determination Time pursuant to Section 2.13(c) within two (2) Business Days after delivery of the Dispute Notice (or such other period as the Company and Parent may mutually agree upon), then any remaining disagreements as to the calculation of Net Cash shall be referred to for resolution to an impartial nationally or regionally recognized firm of independent certified public accountants mutually agreed upon by the Company and Parent (the “Accounting Firm”). The

Company and Parent shall promptly deliver to the Accounting Firm the work papers (subject to execution of customary work paper access letters if requested by the auditor of the Company) and back-up materials used in preparing the Company Net Cash Schedule and the Dispute Notice, and the Company and Parent shall use commercially reasonable efforts to cause the Accounting Firm to make its determination within three (3) Business Days of accepting its selection. The Company and Parent shall be afforded the opportunity to present to the Accounting Firm any materials related to the unresolved disputes and to discuss the issues with the Accounting Firm; provided that no such presentation or discussion shall occur without the presence of a Representative of each of the Company and Parent. The determination of the Accounting Firm shall be limited to the disagreements submitted to the Accounting Firm. The determination of the amount of Net Cash made by the Accounting Firm shall be made in writing delivered to each of the Company and Parent, shall be final and binding on the Company and Parent and shall (absent manifest error) be deemed to have been finally determined for purposes of this Agreement, shall be reflected in the Final Company Net Cash Schedule, and shall represent the Net Cash at the Cash Determination Time for purposes of this Agreement. The fees and expenses of the Accounting Firm shall be allocated between the Company and Parent in the same proportion that the disputed amount of the Net Cash that was unsuccessfully disputed by such party (as finally determined by the Accounting Firm) bears to the total disputed amount of the Net Cash.

 2.14  Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and interest in and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then (a) the directors and officers of the Company and Merger Sub as of immediately prior to the Effective Time will take all such lawful and necessary action and (b) the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company, all such deeds, bills of sale, assignments, assumptions and assurances and to take and do, in the name and on behalf of the Company or otherwise, all such other actions and things as may be necessary or desirable to continue, vest, perfect or confirm of record or otherwise any and all right, title and interest in, to and under, or duty or obligation with respect to, such assets, property, rights, privileges, powers or franchises, or any such debts or liabilities, in the Surviving Corporation or otherwise to carry out the intent of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as otherwise disclosed or identified in the Company SEC Reports filed with the SEC from and after January 1, 2023 through three (3) Business Days prior to the date hereof (other than any forward-looking disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the Company SEC Reports and any other disclosures that are predictive or forward-looking in nature and any exhibits or schedules included or incorporated by reference in such Company SEC Reports) (such Company SEC Reports, the “Filed Company SEC Reports”), it being understood and agreed that nothing disclosed in the Filed Company SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 3.1, Section 3.2 or Section 3.3; or (b) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Sub as follows:

3.1  Organization; Good Standing. The Company (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas; and (b) has the requisite corporate power and authority to own, lease or operate its properties and assets and to conduct its business as it is presently being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties and assets owned, leased or operated or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have, individually or in the aggregate, a Company Material Adverse Effect.

The copies of the Charter and the Bylaws, as most recently filed with the Filed Company SEC Reports, are true, complete and correct copies as in effect as of the date of this Agreement.

3.2  Corporate Power; Enforceability. The Company has all requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) subject to the receipt of the Company Shareholder Approval, consummate the Transactions. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Transactions have each been duly authorized by all necessary corporate action on the part of the Company and, subject to the receipt of the Company Shareholder Approval, no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations under this Agreement; or (iii) the consummation of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Guarantor, Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity (the “Enforceability Limitations”).

3.3  Company Approvals; Fairness Opinion; Anti-Takeover Laws.

(a)  Company Board Approval. The Company Board has (i) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company and the Company Shareholders; (ii) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger); (iii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions (including the Merger); (iv) recommended that the Company Shareholders approve this Agreement and the Transactions (including the Merger) (collectively, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement; and (v) directed that this Agreement and the Transactions be submitted to the Company Shareholders for approval at the Company Meeting.

(b)  Company Shareholder Approval. The only votes of holders of Shares or other Equity Interests, or any class or series thereof, of the Company necessary to approve this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) is the approval of this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) by the affirmative vote of (i) the holders of at least two-thirds of the voting power of all of the Shares that are outstanding and entitled to vote thereon at the Company Meeting, (ii) the holders of at least two-thirds of the outstanding shares of Company Series A Common Stock entitled to vote thereon at the Company Meeting, voting separately as a class, and (iii) the holders of at least two-thirds of the outstanding shares of Company Series B Common Stock entitled to vote thereon at the Company Meeting, voting separately as a class (collectively, the “Company Shareholder Approval”). No other vote of the holders of Shares or any other Equity Interests, or any class or series thereof, of the Company is necessary to consummate the Transactions.

(c)  Fairness Opinion. The Company Board received the written opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders of Company Series A Common Stock (other than holders of Owned Company Shares and Dissenting Company Shares) is fair, from a financial point of view, to such holders of Company Series A Common Stock. Promptly after the receipt thereof by the

Company Board, a written copy of such opinion will be made available to Parent solely for informational purposes and on a non-reliance basis. The opinion of the Company Financial Advisor has not been withdrawn, revoked or modified as of the date of this Agreement. The Company has been authorized by the Company Financial Advisor to permit the inclusion of such opinion in its entirety and references thereto in the Proxy Statement, subject to prior review and consent by the Company Financial Advisor.

(d)  Anti-Takeover Laws. Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are true and correct, (i) the Company Board has taken all necessary actions so that neither Parent nor Merger Sub will be an “affiliated shareholder” in connection with this Agreement or the Transactions and that the restrictions on business combinations set forth in Section 21.606 of the TBOC and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the Transactions and no further action is required, and (ii) there is no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation, or takeover-related provision in the Charter or the Bylaws, or any stockholder rights plan or similar agreement, in each case that is applicable to Parent, Merger Sub, this Agreement or the Transactions or that would prohibit or restrict the ability of the Company to enter into this Agreement or its ability to consummate the Transactions.

3.4  Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Transactions (a) do not and will not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration (including the obligation to make an offer to purchase or redeem any Company Capital Stock) or a loss of a benefit under or pursuant to (i) assuming the Company Shareholder Approval is obtained, any provision of the Charter or the Bylaws; (ii) any Material Contract; (iii) any Lease; or (iv) assuming compliance with the matters referred to in Section 3.5, any Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; and (b) do not and will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (a)(ii), (a)(iii), (a)(iv) and (b) to the extent such violations, conflicts, breaches, defaults, terminations, accelerations or Liens would not, individually or in the aggregate, have a Company Material Adverse Effect.

3.5  Requisite Governmental Approvals. No Consent, authorization of, filing or registration with, or notification to any Governmental Authority that has jurisdiction over the Transactions is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Transactions, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Texas and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) the filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, the TBOC and the applicable rules and regulations of the SEC and Nasdaq; and (iii) such other Consents the failure of which to obtain would not, individually or in the aggregate, have a Company Material Adverse Effect.

3.6  Capitalization.

(a)  Capital Stock. The authorized capital stock of the Company consists of (i) 31,250,000 Shares, 22,500,000 of which are designated as Company Series A Common Stock and 7,500,000 of which are designated as Company Series B Common Stock and (ii) 2,000,000 shares of Company Preferred Stock. As of the Capitalization Date, (A) 4,739,025 shares of Company Series A Common Stock were issued and outstanding, (B) 613,465 shares of Company Series B Common Stock were issued and outstanding, (C) zero shares of Company Preferred Stock were issued and outstanding, (D) 478,465 shares of Company Series A Common Stock were held by the Company as treasury shares, (E) 1,000,000 shares of Company Series A Common Stock and Company Series B Common Stock were reserved for issuance under the Incentive Compensation Plan and no stock-based awards have been granted and/or are outstanding, (F) 613,465 shares of Company Series A Common Stock were reserved for issuance upon conversion of the Company Series B Common Stock, and (G) no shares of Company Capital Stock were held by any Subsidiary of the Company. All outstanding shares of Company Common Stock are (x) duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights, (y) not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right, and (z) issued in compliance in all material respects with all applicable U.S. federal and state securities Laws. Since the Capitalization Date, the Company has not (x) issued or granted any Company Securities or (y) established a record date for, declared, set aside for payment or paid any dividend on, any Company Securities.

(b)  Company Securities. Since the Capitalization Date, no stock-based awards have been granted and no shares of Company Capital Stock have been issued. Other than as set forth in Section 3.6(a), there are (i) no issued, reserved for issuance or outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interest in, the Company. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no debentures, bonds, notes or other indebtedness for borrowed money of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company Shareholders may vote. The Company does not have a stockholder rights plan in effect.

(c)  No Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

3.7  Subsidiaries.

(a)  Subsidiaries. Section 3.7(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets as such properties and assets are presently being owned, leased or operated, except where the failure to be in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents (including shareholders agreements, limited liability company agreements, and limited partnership agreements) of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents in any material respect.

(b)  Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) is owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest).

(c)  Other Securities of Subsidiaries. There are no outstanding (i) securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company and its Subsidiaries to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company; (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries or (iv) obligations to repurchase, redeem or otherwise acquire any capital stock or voting securities of, or other Equity Interests in, such Subsidiary of the Company pursuant to any Contract to which any such Subsidiary is party or bound. There are no debentures, bonds, notes or other indebtedness for borrowed money of any Subsidiary of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company Shareholders or any holders of Equity Interests in such Subsidiary may vote.

(d)  Other Investments. Other than the capital stock of its Subsidiaries and marketable securities held in the ordinary course of business for cash management purposes, the Company does not own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any other Person. The Company has made available to Parent true, correct and complete copies of the investment and other agreements and documents, if any, relating to any Equity Interests (including any voting debt securities) held by the Company or any of its Subsidiaries as of the date of this Agreement in any other Person.

3.8  Company SEC Reports. Since January 1, 2023, the Company has timely furnished or filed all forms, reports and documents required to be furnished or filed by the Company with the SEC under the Securities Act or the Exchange Act (the “Company SEC Reports”). As of their respective effective dates (in the case of Company SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective filing dates (in the case of all other Company SEC Reports) (or, in each case, if amended or supplemented prior to the date of this Agreement, as of the effective date or filing date of such amendment or supplement), (a) each Company SEC Report complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Report, each as in effect on the date that such Company SEC Report was filed and (b) no Company SEC Report contained any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC (“EDGAR”). As of the date of this Agreement, (i) there are no outstanding or unresolved comments in any comment letters received by the Company from the SEC and (ii) to the Knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC.

3.9  Company Financial Statements; Controls.

(a)  Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company and its Subsidiaries filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments). Except as have been described in the Filed Company SEC Reports, neither the Company nor any Subsidiaries of the Company is a party to any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b)  Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are sufficient to provide reasonable assurance that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2024, and such assessment concluded that such system was effective. Except as disclosed in the Filed Company SEC Reports, since December 31, 2023, neither the Company nor the Company’s independent registered accountant has identified or been made aware of: (A) any significant deficiency or material weakness in the design or operation of the internal control over financial reporting utilized by the Company, which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (B) any fraud, regardless of whether material, that involves the management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting. Since December 31, 2023, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director or officer of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures or methodologies of the Company or any of its Subsidiaries or their respective internal accounting controls, including any written complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

3.10  No Undisclosed Liabilities. The Company and its Subsidiaries have no liabilities or obligations of any nature required to be reflected, disclosed, accrued or otherwise reserved against on a balance sheet (or the notes thereto) prepared in accordance with GAAP, other than liabilities (a) reflected, disclosed, accrued or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports; (b) incurred in connection with the Transactions (including any Transaction Litigation); or (c) incurred in the ordinary course of business on or after March 31, 2025. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act), where the result, purpose or intended effect of such Contract is to avoid disclosure of any transaction involving, or liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports.

3.11  Absence of Certain Changes. Since March 31, 2025, (a) there has not occurred a Company Material Adverse Effect and (b) each of the Company and its Subsidiaries (i) has conducted its respective business in all material respects in the ordinary course of business consistent with past practice (other than actions taken by the Company expressly contemplated by this Agreement and the Transactions) and (ii) has not taken any action that, if taken after the date hereof, would require the consent of Parent pursuant to the terms of Section 5.2(a), (b), (c), (f)(ii)–(iv), (g), (h), (i), (j), (l), (o), or (v).

3.12  Material Contracts.

(a)  Section 3.12(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list, and the Company has made available to Parent true, correct and complete copies of, each of the following Contracts (other than any Company Benefit Plans and any Contract (including amendments thereto) filed or required to be filed as an exhibit to the Filed Company SEC Reports (all of which shall be deemed to have been made available to Parent)) to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of its or their respective assets or businesses are bound (and any amendments, supplements and modifications thereto):

(i)  any Contract with any of the top ten (10) largest vendors of the Company (measured by expenditures during the twelve (12)-month period ended December 31, 2024);

(ii)  any trade, barter or similar Contract, in each case involving a value in excess of $100,000;

(iii)  any Contract concerning the establishment or operation of a partnership, joint venture or limited liability company, or similar arrangement or agreement;

(iv)  any Contract granting a license of Intellectual Property from the Company to any third party, or from any third party to the Company, in each case that is material to the business of the Company, including licenses to Training Data for use with AI Tools, except with respect to end user licenses on Company’s standard form, licenses of newspaper content for use in other media entered into with third parties in the ordinary course of business involving royalties of $100,000 or less, and licenses to the Company of shrink-wrap, click-wrap, or off-the-shelf software, or other licenses of software that is commercially available to the public generally with annual license fees of $100,000 or less;

(v)  any Contract (A) containing any covenant prohibiting, limiting or restricting (or purporting to prohibit, limit or restrict) the right of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person in any line of business or geographic area, (B) prohibiting, limiting or restricting (or purporting to prohibit, limit or restrict) the Company or any of its Subsidiaries from engaging in any business with any Person (including soliciting any customers or soliciting or hiring individuals for employment) or levying a fine, charge or other payment for doing so, (C) containing a “most favored nation” or exclusivity or similar provision, or (D) granting any right of first refusal or right of first offer in favor of any third Person;

 (vi)  any Contract (A) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries with a value greater than $100,000 and pursuant to which the Company or any of its Subsidiaries has ongoing or unperformed material obligations or liabilities; or (B) pursuant to which the Company or any of its Subsidiaries will, or has the right to, acquire any material ownership interest in any Person (other than any wholly owned Subsidiary of the Company);

 (vii)  any Contract with any officer, director, manager, shareholder, member of an Affiliate of the Company or any of their respective relatives or Affiliates (other than the Company) (excluding customary employee confidentiality and invention assignment agreements, equity or incentive equity documents, organizational documents, employment agreements, Contracts set forth on Section 3.18(a) of the Company Disclosure Letter and offer letters for at-will employment set forth on Section 3.18(a) of the Company Disclosure Letter);

 (viii)  any Contract that is a loan, guarantee of indebtedness, credit agreement, note, mortgage, security agreement, pledge, indenture, bond or other Contract or binding commitment in respect of indebtedness (other than those related to trade payables arising in the ordinary course of business), in each case in excess of $100,000;

 (ix)  any Contract with any Union;

 (x)  any Contract that directly or indirectly limits or restricts, or purports to limit or restrict, the ability of the Company or its Subsidiaries to exercise control over subscription pricing and offers, including the ability to promptly remove “affiliate” third-party offers;

 (xi)  any newspaper delivery or distribution Contract;

 (xii)  any Contract that is a settlement, conciliation or similar Contract that would require the Company or any of its Subsidiaries to pay consideration of more than $100,000 after the date hereof; and

 (xiii)  any Contract that is with any Governmental Authority.

(b)  Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Contracts set forth on Section 3.12(a) of the Company Disclosure Letter or filed or required to be filed as exhibits to the Company SEC Reports (the “Material Contracts”) are valid and binding obligations of the Company or its Subsidiaries party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, and enforceable in accordance with its terms, except to the extent any Material Contract expires or terminates in accordance with its terms in the ordinary course of business and subject to the Enforceability Limitations, (ii) neither the Company nor any Subsidiary of the Company is in breach or violation of, or failure to comply with, or default under, any Material Contract nor has any Material Contract been canceled by the counterparty, (iii) neither the Company nor any Subsidiaries thereof has received written notice from any counterparty to a Material Contract that such other party intends to terminate, not renew, or renegotiate the price or other material terms of such Material Contract; and (iv) since January 1, 2023, neither the Company nor any of its Subsidiaries has received written notice of any actual, alleged, possible or potential breach or violation of, or failure to comply with, or default under, any term or requirement of any Material Contract.

3.13   Real Property.

  (a)  Owned Real Property. Neither the Company nor any of its Subsidiaries currently owns or, at any time after January 1, 2020, has formerly owned any real property. With respect to such formerly owned real property disclosed in Section 3.13(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any outstanding liability or responsibility to any Person for any claims, damages, or losses arising out of or related to the condition, use, or ownership of such property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  (b)  Leased Real Property. Section 3.13(b) of the Company Disclosure Letter contains a true, correct and complete list of (i) all of the real property that is leased, subleased, licensed or otherwise used or occupied by, the Company or any of its Subsidiaries (such property, the “Leased Real Property”) and (ii) all leases, subleases, licenses or other Contracts pursuant to which the Company or its Subsidiaries use or occupy, or have the right to use or occupy, now or in the future, such Leased Real Property (together with all amendments, modifications and supplements thereto and extensions and guaranties thereof, collectively, the “Leases” and, each, a “Lease”). The Company has made available to Parent true, correct and complete copies of all Leases (including all material modifications, amendments and supplements thereto). The Company and/or one of its Subsidiaries, as the case may be, have and own good, valid and subsisting leasehold interests in the Leased Real Property under each Lease, free and clear of all Liens (other than Permitted Liens). With respect to each Lease, except in each case as would not, individually or in the aggregate, have a Company Material Adverse Effect: (A) such Lease is in full force and effect, except in each case, as enforcement may be limited by the Enforceability Limitations, and is subject to proper authorization and execution of such Lease by any party other than the Company or any of its Subsidiaries; (B) neither the Company nor any Subsidiary or, to the Knowledge of the Company, any other party to any Lease, is in default, beyond any applicable notice and cure periods, under any such Lease, (C) neither the Company nor any of its Subsidiaries has received written notice concerning any violation of applicable Laws with respect to any Leased Real Property, (D) neither the Company nor any of its Subsidiaries has received written notice of any Legal Proceedings in eminent domain, condemnation or other similar Legal Proceedings that are pending with respect to any Leased Real Property, (E) the Company has not granted to any third Person the right to use or occupy any portion of the Leased Real Property subject to any such Lease, and (F) the Transactions do not require the consent of any party to such Lease.

3.14  Environmental Matters. Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (a) none of the Company or its Subsidiaries has received any written notice alleging that the Company or any Subsidiary has violated any applicable Environmental Law; (b) there has been no Release or presence of or exposure to any Hazardous Substance, whether on or off, any property currently or formerly owned or operated by the Company or any Subsidiary that would reasonably be expected to result in liability or a requirement for investigation, notification or remediation by the Company or any Subsidiary under Environmental Law; and (c) none of the Company or its Subsidiaries is a party to or is the subject of any current, pending or, to the Knowledge of the Company, threatened Legal Proceeding, Order or Lien (i) alleging or with respect to noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law.

3.15  Intellectual Property.

  (a)  Section 3.15(a) of the Company Disclosure Letter sets forth a true and complete list of all Company Registered Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, all Registered Intellectual Property is subsisting, valid, and to the Knowledge of the Company, enforceable. No material Legal Proceeding is pending or, to the Knowledge of the Company, is threatened, that challenges the validity, enforceability, registration, or ownership of any Company Registered Intellectual Property.

  (b)  Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries exclusively owns the Company Owned Intellectual Property free and clear of all Liens (other than Permitted Liens) and otherwise has a valid and enforceable written license or other permission to use all other Company Intellectual Property. No Company Owned Intellectual Property has been licensed or otherwise disclosed to a third Person for use as Training Data with any third-party AI Tools. None of the execution or delivery of this Agreement by the Company, the performance of this Agreement by the Company, or the consummation of the Transactions will result in the loss, forfeiture, termination, or impairment of, or give rise to a right of any Person to limit, terminate, or consent to the continued use of, any material rights of the Company in any Company Registered Intellectual Property.

  (c)  Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are not infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any Person. Since January 1, 2023, no material Legal Proceeding has been or is pending or, to the Knowledge of the Company, has been or is threatened, alleging that the Company has infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights of any Person. Other than unauthorized copies of newspaper articles and photos posted on the internet as expected in the ordinary course of the business, to the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating any Company Owned Intellectual Property. Other than cease and desist letters and take down notices sent in the ordinary course of the business to hosts of unauthorized copies of newspaper articles and photos posted on the internet, the Company has not made any written claim of a violation, infringement, misuse, or misappropriation by any Person (including any employee or former employee of the Company) of its rights to, or in connection with, any of the Company Intellectual Property.

  (d)  The Company takes commercially reasonable actions to protect and preserve the confidentiality of their material Trade Secrets. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there has been no unauthorized use or disclosure of any Trade Secrets included in the Company Owned Intellectual Property. Neither the Company nor its Subsidiaries have disclosed any material Trade Secrets included in the Company Owned Intellectual Property to any Person other than pursuant to a written confidentiality or non-disclosure agreement pursuant to which such Person agrees to protect such Trade Secrets.

  (e)  The incorporation, linking, calling, distribution or other use in, by or with any proprietary product or service currently developed, marketed, licensed, sold, performed, distributed or otherwise made available by the Company (the “Products”), of any Open Source Software, does not (i) restrict in any material respect the ability of the Company to protect its proprietary interests in any such Product of the Company, including protecting the Company Owned Intellectual Property therein, (ii) obligate the Company to disclose, make available, offer or deliver any portion of the source code of such Product or component thereof to any third party, other than the applicable Open Source Software or (iii) require that any Product be licensed for the purpose of making derivative works, or be licensed under terms that allow reverse engineering, reverse assembly, or disassembly of any kind, or be redistributed at no charge, other than the applicable Open Source Software. The Company is in material compliance with all terms and conditions of any license for Open Source Software that is contained in, incorporated into, lined or called by, distributed with, or otherwise used by any Product.

3.16  Data Privacy and Protection.

 (a)  The computer systems, servers, network equipment and other computer hardware owned, leased or licensed by the Company or any of its Subsidiaries (“IT Systems”) are (i) to the Knowledge of the Company, free from any virus or other software routines or hardware components that permit unauthorized access or the unauthorized disablement or erasure of such, and (ii) are functional and operate and run in a reasonable and efficient business manner and have not materially malfunctioned, materially failed, suffered any material successful cyberattack, or suffered other material impairment of such IT Systems that has resulted or is reasonably likely to result in disruption or damage to the Company’s business and that has not been remedied, since January 1, 2023.

 (b)  The Company has commercially reasonable security measures in place intended to protect data relating to the customers of its business, including any Personal Information (“Customer Data”), under their possession or control from unauthorized access. To the Knowledge of the Company, since January 1, 2023, the Company has not suffered any material breach in security that has resulted in any unauthorized access to or disclosure of Customer Data. The Company has complied in all material respects with applicable Data Protection Requirements, including by (i) implementing a mechanism for the submission of privacy rights requests in accordance with applicable Data Protection Requirements; (ii) timely fulfilling verified privacy rights requests the Company has received; and (iii) obtaining any legally required permissions and/or consents from individuals needed for the Company’s collection, use, sharing, and other Processing of Personal Information and in respect of any opt out preferences as required under applicable Data Protection Requirements. Since January 1, 2023, no Legal Proceeding has been filed or commenced or, to the Knowledge of the Company, threatened against, the Company alleging any material failure to comply with any Data Protection Requirements, and the Company has not received or been subject to any material complaint, inquiry, or similar communication regarding potential non-compliance with any Data Protection Requirements. The Company has obtained all legally required permissions and/or consents, if applicable, from individuals needed to transfer any Personal Information transferred or to be transferred to Parent at the Closing.

 (c)  None of the execution or delivery of this Agreement, the performance of the Company’s obligations hereunder, or the consummation of the Transactions will result in any material violation of any applicable Data Protection Requirements. Upon the Closing, the Surviving Corporation will continue to have the right to use Personal Information on identical terms and conditions as the Company enjoyed immediately prior to the Closing.

3.17  Tax Matters.

 (a)  All income and other material Tax Returns that are required to be filed by any of the Company or its Subsidiaries have been filed, and all such Tax Returns are true, complete, and accurate in all material respects;

 (b)  each of the Company and its Subsidiaries has paid all material Taxes required to be paid by it, other than Taxes for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and its Subsidiaries;

 (c)  the Company and its Subsidiaries have withheld any material Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party;

 (d)  no material deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries except for deficiencies which have been satisfied, settled or withdrawn;

 (e)  there is no ongoing (or, to the Knowledge of the Company after making reasonable inquiry of the employees and third-party advisors responsible for the Company’s and its Subsidiaries’ Tax reporting and compliance, pending or threatened) Tax audit, examination, administrative proceeding or Legal Proceeding with respect to material Taxes of the Company or any of its Subsidiaries, nor has been any threatened in writing;

 (f)  neither the Company nor any of its Subsidiaries has waived or extended any statute of limitations with respect to Taxes, which waiver or extension remains in effect;

 (g)  neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) of the Code in the two years prior to the date of this Agreement;

 (h)  neither the Company nor any of its Subsidiaries is a party to any Tax allocation, sharing or indemnity agreement (other than any agreement the primary purpose of which is not related to Taxes);

 (i)  neither the Company nor any of its Subsidiaries has entered into any “reportable transaction” within the meaning of U.S. Treasury Regulation Sections 1.6011-4(b);

 (j)  neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return or a consolidated, combined, unitary or other group for purposes of any applicable state, local or foreign Tax Law, other than a group the common parent of which was the Company, (ii) has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or similar or corresponding provision of state, local or non-U.S. Tax Law) or by operation of Law, as a transferee or successor, by contract or otherwise;

 (k)  the unpaid Taxes of the Company and its Subsidiaries, in the aggregate, did not as of the date of the Audited Company Balance Sheet, and will not as of the Closing Date (adjusted to take into account Taxes arising in the ordinary course of business from the date of the Audited Company Balance Sheet through the Closing Date), exceed the accrued liability for Taxes of the Company and its Subsidiaries (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Audited Company Balance Sheet;

 (l)  neither the Company nor any of its Subsidiaries (including, after the Closing, the Surviving Corporation) will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of: (i) any use of an improper method of accounting or a change in method of accounting for a taxable period (or portion thereof) ending on or before the Closing Date, including by reason of the application of Section 481 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law); (ii) any “closing agreement” as described in Section 7121 of the Code (or any similar or corresponding provision of state, local or non-U.S. Tax Law) executed prior to the Closing; (iii) any installment sale or open transaction disposition made prior to the Closing; (iv) a prepaid amount received on or prior to the Closing Date; or (v) inclusion pursuant to Sections 706, 951 or 951A of the Code (or similar provision of state, local or non-U.S. Tax Law) of income that is attributable to economic activity occurring prior to the Closing;

 (m)  neither the Company nor any of its Subsidiaries have any material intercompany items that have not yet been taken into account under Treasury Regulation Section 1.1502-13 or an excess loss account with respect to any stock of a Subsidiary pursuant to Treasury Regulation Section 1.1502-19 (or any similar or corresponding items or amounts pursuant to applicable state, local or foreign Tax Laws);

 (n)  neither the Company nor any of its Subsidiaries is a party to or bound by any closing agreement, voluntary disclosure agreement, private letter ruling, technical advance memorandum, offer in compromise, or any other agreement related to any Tax or Tax Return with any Governmental Authority; and

 (o)  no net operating loss, capital loss, business interest expense, foreign tax credit other tax credit, or other Tax attribute of the Company or any of its Subsidiaries that under applicable Law is eligible to be carried over to any future period is subject to a limitation pursuant to Section 382, 383 or 384 of the Code, Treasury Regulation Section 1.1502-15, 1.1502-21, or 1.1502-22, or any similar or corresponding state, local or foreign Tax Law.

3.18  Company Benefit Plans.

 (a)  Section 3.18(a) of the Company Disclosure Letter sets forth a true and complete list of each (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (ii) employment, individual consulting, compensation, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (iii) other benefit or compensation plan, Contract, policy or arrangement providing for pension, retirement, profit-sharing, deferred compensation, stock option, equity or equity-based compensation, stock purchase, employee stock ownership, paid vacation, holiday pay or other paid time off, bonus or other incentive plans, medical, retiree medical, vision, dental or other health plans, life insurance plans, and other employee benefit plans or fringe benefit plans, in each case, that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any Service Provider, or with respect to which the Company or any of its Subsidiaries has or may have any liability  (each of such plans, agreements, arrangements, programs or policies described in the foregoing clauses (i) – (iii), a “Company Benefit Plan”).

 (b)  With respect to each Company Benefit Plan, the Company has made available to Parent (if applicable to such Company Benefit Plan) (unless filed as an exhibit to the Filed Company SEC Reports): (i) all material documents embodying or governing such Company Benefit Plan, and any funding medium for the Company Benefit Plan (including trust agreements); (ii) the most recent IRS determination letter or IRS opinion letter with respect to each Company Benefit Plan qualified under Section 401(a) of the Code (if applicable); (iii) for the three most recent years (A) Forms 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports; (iv) the most recent summary plan description, summary of material modifications and all other written communications (or a description of all material verbal communications); (v) any insurance policy related to such Company Benefit Plan; and (vi) for the last three years, all correspondence with the IRS, the United States Department of Labor, the Pension Benefit Guaranty Corporation and any other Governmental Authority regarding the operation or administration of any Company Benefit Plan.

 (c)  Except as has not resulted in or would not reasonably be expected to result in a material liability to the Company and its Subsidiaries, taken as a whole:

 (i)  (A) each Company Benefit Plan has been established, administered and funded in accordance with its terms and all applicable Laws, including ERISA and the Code; and (B) each Service Provider who is or was classified by the Company or any of its Subsidiaries as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Company Benefit Plan;

 (ii)  each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status (or, if such Company Benefit Plan is a master, prototype or volume submitter plan, may rely on a favorable opinion or advisory letter issued by the IRS), and no fact or event has occurred that could adversely affect the qualified status of any such Company Benefit Plan, or the exempt status of any associated trust, or cause the imposition of any liability, penalty or Tax under ERISA or the Code with respect to such determination;

 (iii)  there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code, other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan;

 (iv)  (A) each Company Benefit Plan that is subject to Section 409A or Section 457A of the Code has been administered in compliance with its terms and Section 409A or Section 457A of the Code, as applicable (including the operational and documentary requirements thereof), and all applicable regulatory guidance thereunder (including, notices, rulings and proposed and final regulations); and (B) no payment to be made under any Company Benefit Plan is, or to the Knowledge of the Company, will be, subject to the penalties of Section 409A(a)(1) or Section 457A of the Code; and

 (v)  no Legal Proceeding has been brought, or to the Knowledge of the Company is threatened, against or with respect to any Company Benefit Plan (other than routine benefits claims), including any audit or inquiry by the IRS, the United States Department of Labor or the Pension Benefit Guaranty Corporation.

 (d)  No Company Benefit Plan is, and neither the Company nor any of its Subsidiaries has any liability with respect to: (i) any multiemployer pension plan (as defined in Section 3(37) of ERISA); (ii) any plan subject to Title IV of ERISA or Section 412, 430 or 4971 of the Code; or (iii) any multiple employer welfare arrangement (as defined in Section 3(40) of ERISA).

 (e)  Neither the execution of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment) will (i) entitle any Service Provider to any compensation or benefit (including any bonus, retention or severance pay) under any of the Company Benefit Plans or otherwise; (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under any of the Company Benefit Plans or otherwise; or (iii) limit or restrict the right of the Company or any of its Subsidiaries to merge, amend, or terminate any Company Benefit Plan.

 (f)  No amount that could be received (whether in cash or property or the vesting of property), as a result of the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment), (i) has resulted or could result, individually or in the aggregate (but excluding any payment pursuant to any Contract entered into after the date of this Agreement by Parent or any of its Affiliates), in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign income Tax Law) in connection with the Transactions, or (ii) would not be deductible by reason of Section 280G of the Code or would be subject to an excise Tax under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries

has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax, including under Sections 409A or 4999 of the Code.

 (g)  No Company Benefit Plan provides or promises to provide any post-employment, post-retirement, medical, disability or life insurance benefits to any current or former Service Provider or their dependents, other than (i) as required by Law or (ii) with respect to benefits for which the full cost is borne by the Service Provider (or any beneficiary of the Service Provider).

3.19  Labor and Employment Matters.

 (a)  The Company has provided Parent with a true and complete list of each Person employed by the Company or any of its Subsidiaries as of the date hereof, together with such Person’s (i) name; (ii) employer; (iii) job title; (iv) date of hire; (v) base salary or wage rate; (vi) target bonus or incentive compensation information; (vii) work location (city/state/country); (viii) full-time or part-time status; (ix) whether or not on leave (and if on leave, the reason for such leave and the expected return date); and (x) exempt or non-exempt status under the Fair Labor Standards Act of 1938, as amended. The Company has also provided Parent with a true and complete list of the number of independent contractors engaged by the Company or any of its Subsidiaries as of May 31, 2025, categorized by service type (e.g., ten columnists), together with (A) a brief description of the services provided by each group; and (B) the range of compensation earned by the independent contractors within each group.

 (b)  During the prior three (3) years, there have been no strikes, labor disputes, work stoppages, requests for representation, pickets, work slow-downs due to labor disagreements or any Legal Proceedings that involve the labor or employment relations of the Company or any of its Subsidiaries, and no such matters are pending. During the prior three (3) years, neither the Company nor any of its Subsidiaries is or has been a party to any collective bargaining agreement or any other Contract, agreement or arrangement with any Union, and there is no, and, in the prior three (3) years has been no, organizing activity by any Service Providers or any Union with respect to any Service Providers. There is no representation, claim or petition relating to any Service Provider pending before any applicable Governmental Authority. None of the execution or delivery of this Agreement, the performance of the Company’s obligations hereunder, or the consummation of the Transactions will (either alone or in combination with any other event) result in or give rise to any obligation to notify, consult with or obtain the consent or approval of any Service Provider or Union.

 (c)  During the prior three (3) years, there has been no unfair labor practice charge or complaint pending before any applicable Governmental Authority relating to any Service Provider’s employment or other engagement with the Company or any of its Subsidiaries. There are no, and during the prior three (3) years there have been no, Legal Proceedings against the Company or any of its Subsidiaries relating to any Service Provider or with respect to any Law relating to employees or employment practices and no such Legal Proceedings are pending or, to the Knowledge of the Company, threatened.

 (d)  Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, during the past three (3) years, the Company and each of its Subsidiaries has: (i) been in compliance with all applicable Laws respecting employment, employment practices and labor, including with respect to equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, employee classification, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, and unemployment insurance; (ii) fully and accurately reported all payments to all independent contractors, volunteers, subcontractors, temps, leased employees, and other contingent workers as required by applicable Laws and has satisfied all applicable withholding Tax obligations; (iii) properly classified (A) each Service Provider who is or was classified as exempt under the Fair Labor Standards Act or any similar applicable state or local wage and hour Law, and (B) each Service Provider who has performed services as a consultant, independent contractor, or otherwise; and (iv) complied with all immigration Laws, including Form I-9 requirements and any applicable mandatory E-Verify obligations.

 (e)  Within the past three (3) years: (i) no Service Provider has made, and to the Knowledge of the Company, there have been no facts that would reasonably be expected to result in, any allegation of sexual harassment or employment discrimination against the Company or any of its Subsidiaries or against any Service Provider; and (ii) neither the Company nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or employment discrimination made by a Service Provider.

 (f)  To the Knowledge of the Company, no executive officer or management-level employee of the Company or any of its Subsidiaries has any plans to terminate his or her employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no agreements between any Service Provider and any other Person which would restrict, in any manner, such Service Provider’s ability to perform services for Parent or any of its Affiliates following the Closing or the right of any of them to compete with any Person or the right of any of them to sell to or purchase from any other Person.

3.20  Permits. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries hold, to the extent legally required, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries have maintained and are in compliance with the terms of, and since December 31, 2023, have maintained and been in compliance with the terms of, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. Such Permits are in full force and effect, and no revocation, non-renewal, adverse modification, suspension or cancellation of any of the Permits is pending or, to the Company’s Knowledge, threatened, and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation of any term, condition or provision of any Permit, except, in each case, where such revocation, non-renewal, adverse modification, suspension, cancellation, default or violation would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

3.21  Compliance with Laws. The Company and its Subsidiaries are, and since January 1, 2023 have been, in compliance with all Laws applicable to the Company and its Subsidiaries or to the products, conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2023, neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from a Governmental Authority alleging that the Company or any of its Subsidiaries is not in compliance with any Law applicable to the Company or any of its Subsidiaries, as applicable, except for any noncompliance that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.22  Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is (a) filed with the SEC, (b) mailed to holders of Shares and (c) at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to such portions thereof to the extent related expressly to Parent and its Subsidiaries, including Merger Sub, or to statements made therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein). The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and other applicable Law.

3.23  Legal Proceedings. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, there are no Legal Proceedings pending or threatened in writing against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such, nor is there any Order outstanding to which any of the assets of the Company or any of its Subsidiaries is bound.

3.24  Brokers. Except for the Company Financial Advisor, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company and its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions. The Company has made available to Parent a true, correct and complete copy of the Company’s engagement letter with the Company Financial Advisor (except for any redactions with respect to matters for which none of the Surviving Corporation, its Subsidiaries, Parent, or any of its other Affiliates will have any liability or obligations following the Effective Time).

3.25  Insurance. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (a) all insurance policies (including any self-insurance or “fronting” insurance programs maintained by the Company) of the Company and its Subsidiaries are in full force and effect; (b) the Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as are in accordance in all material respects with normal industry practice for companies operating in the industry in which the Company and its Subsidiaries currently operate; (c) all premiums due with respect to such insurance policies covering periods up to and including the Closing Date have been paid or will have been paid as of the Closing in accordance with the terms thereof; and (d) other than in connection with ordinary course renewals and excluding insurance policies that have expired and been replaced in the ordinary course of business, the Company has not received any written notice of termination, cancellation, or non-renewal with respect to any such policy within the last three (3) years and, to the Knowledge of the Company, no threat during such period has been made by an insurer to terminate, cancel or not renew any insurance policy of the Company and its Subsidiaries. True, correct and complete copies of all insurance policies of the Company and its Subsidiaries in effect as of the date of this Agreement (or, where no such copies are available, a binder of insurance which includes a reasonably detailed written description thereof) have been made available to Parent.

3.26  Publications; Rates. Section 3.26 of the Company Disclosure Letter (a) sets forth true, correct and complete a list of all publications of the Company and its Subsidiaries in publication as of the date of this Agreement (the “Newspapers”) and (b) identifies any Newspapers that as of the date of this Agreement are contemplated to be discontinued. True, correct and complete copies of all standard prices offered to new subscribers as of the date of this Agreement for subscriptions provided by the Company or any of its Subsidiaries have been made available to Parent.

3.27  Circulation; Traffic.

 (a)  Section 3.27(a) of the Company Disclosure Letter sets forth (i) the number of digital subscribers and print subscribers of the Newspapers for each month during the twelve (12)-month period ended December 31, 2024, and during the five (5)-month period ended May 31, 2025, and (ii) the number of website sessions for each month during the twelve (12)-month period ended December 31, 2024, and during the five (5)-month period ended May 31, 2025, to each of the Newspaper’s websites.

 (b)  The Company has not sold or otherwise transferred to, or permitted the use by any Person of, any list of past or present customers of and/or subscribers to the Newspapers, in each case other than in the ordinary course of business. There has been no material change in the way such subscriber or traffic numbers were accounted for since October 31, 2024, including post-expiration subscriber grace/stop timing, subscriber pricing strategy, and acquisition channel strategy.

3.28  Exclusivity of Representations and Warranties.

 (a)  Except for the representations and warranties expressly set forth in this Article 3, none of the Company, any of its Subsidiaries or Affiliates or any other Person on behalf of the Company or any of its Subsidiaries makes any express or implied representation or warranty (and there is and has been no reliance by Parent, Merger Sub or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to the Company, any of its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Merger Sub or their respective Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any of its Subsidiaries nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or Affiliates or any other Person resulting from Parent’s, Merger Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Representatives or Affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article 3.

 (b)  The Company acknowledges that none of Parent, Merger Sub, any of their respective Subsidiaries or Affiliates or any Person on behalf of Parent, Merger Sub, or any of their respective Subsidiaries or Affiliates makes any express or implied representation or warranty (and there is and has been no reliance by the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to Parent, Merger Sub, any of their respective Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives in connection with the Transactions, including the accuracy or completeness thereof other than the representations and warranties expressly contained in Article 4.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the Parent Disclosure Letter, Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

4.1  Organization; Good Standing.

(a)  Parent. Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

(b)  Merger Sub. Merger Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Merger Sub has been formed solely for the purpose of engaging in the Transactions and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement or incidental to the Transactions. Merger Sub is a wholly owned Subsidiary of Parent.

(c)  Organizational Documents. Parent has made available to the Company true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of Parent and Merger Sub, each as amended to date.

4.2  Power; Enforceability. Each of Parent and Merger Sub has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) consummate the Transactions. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations under this Agreement and the consummation of the Transactions each have been duly authorized by all necessary action on the part of each of Parent and Merger Sub and, subject only to the approval of this Agreement (including the plan of merger contained herein) and the Transactions (including the Merger) by Parent as the sole stockholder of Merger Sub, which approval by the sole stockholder of Merger Sub will occur immediately following execution of this Agreement, no additional actions on the part of Parent or Merger Sub are necessary to authorize (i) the execution and delivery of this Agreement by each of Parent and Merger Sub; (ii) the performance by each of Parent and Merger Sub of its respective covenants and obligations under this Agreement; or (iii) the consummation of the Transactions. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by the Enforceability Limitations.

4.3  Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations under this Agreement, and the consummation of the Transactions do not and will not (a) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to (i) any provision of the certificate of incorporation, bylaws or other similar organizational documents of Parent or Merger Sub; (ii) any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, Contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (iii) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, any Law applicable to Parent or Merger Sub or by which any of their properties or assets are bound; or (b) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (a)(ii), (a)(iii) and (b) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.4  Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of Parent, Merger Sub or any of their respective Subsidiaries in connection with the (a) execution and delivery of this Agreement by each of Parent and Merger Sub; (b) performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Transactions, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Texas and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act and the TBOC; and (iii) such other Consents the failure of which to obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.5  Legal Proceedings; Orders; Disclosure.

(a)  No Legal Proceedings. As of the date of this Agreement, there are no Legal Proceedings pending or, to the knowledge of Parent, threatened against Parent or Merger Sub that would, individually or in the aggregate, have a Parent Material Adverse Effect.

(b)  No Orders. Neither Parent nor Merger Sub is subject to any outstanding Order that would have a Parent Material Adverse Effect.

(c)  Disclosure. None of the information supplied or to be supplied by Guarantor, Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is (i) filed with the SEC, (ii) mailed to holders of Shares and (iii) at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Merger Sub to such portions thereof to the extent related expressly to the Company and its Affiliates or to statements made therein based on information supplied by or on behalf of any Person (other than Parent or Merger Sub) for inclusion or incorporation by reference therein).

4.6  Ownership of Company Capital Stock. None of Guarantor, Parent, Merger Sub or any of their respective directors, officers, general partners, Affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) or, to the knowledge of Parent, any employees of Guarantor, Parent, Merger Sub or any of their respective Affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) has been an “affiliated shareholder” (as defined in Section 21.602 of the TBOC) or an “Interested Shareholder” (as defined in Article Eleven, Section 3 of the Charter) of the Company, in each case, during the three (3) years prior to the date of this Agreement.

4.7  Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their respective Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions.

4.8  No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Transactions. The approval of Parent or one of its Subsidiaries, as the sole stockholder of Merger Sub, is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement and the Transactions.

4.9  Financial Capability. Parent has, and will have as of the Closing, sufficient available cash on hand or other sources of immediately available funds to consummate the Transactions and to perform the obligations of Parent and Merger Sub contemplated by this Agreement, including to consummate the Transactions by payment all amounts payable pursuant to Article 2 and the payment of all fees, costs and expenses to be paid by Parent or Merger Sub related to the Transactions. Parent’s obligations to consummate the Transactions are not subject to any conditions regarding Parent’s ability to obtain financing.

4.10  Absence of Shareholder and Management Arrangements. Except for the Voting and Support Agreement, as of the date of this Agreement, none of Parent, Merger Sub or any of their respective Subsidiaries is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any shareholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Transactions; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) Company Shareholder would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s Shares; (ii) Company Shareholder has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) Person has agreed to provide, directly or indirectly, an equity investment to Parent, Merger Sub or the Company to finance any portion of the Transactions.

4.11  Exclusivity of Representations and Warranties.

 (a)  Except for the representations and warranties expressly set forth in this Article 4, none of Parent, Merger Sub, any of their respective Subsidiaries or Affiliates or any other Person on behalf of Parent, Merger Sub, or any of their respective Subsidiaries or Affiliates makes any express or implied representation or warranty (and there is and has been no reliance by the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to Parent, Merger Sub, any of their respective Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to the Company, any of its Subsidiaries or any of their respective Affiliates or Representatives in connection with the Transactions, including the accuracy or completeness thereof.

 (b)  Each of Parent and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, Intellectual Property, technology, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries and each of them acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company and its Subsidiaries that it and its Representatives have requested to review, and that it and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company and its Subsidiaries. Each of Parent and Merger Sub acknowledges that neither the Company, its Subsidiaries nor any Person on behalf of the Company or any of its Subsidiaries makes, and none of Parent or Merger Sub has relied upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Merger Sub in connection with the Transactions including the accuracy or completeness thereof other than the representations and warranties expressly contained in Article 3. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Subsidiaries, Affiliates, shareholders, controlling Persons or Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub, or their respective Subsidiaries, Affiliates, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available (including in any data rooms, management presentations, information or descriptive memorandum or supplemental information), or statements made (or any omissions therefrom), to Parent, Merger Sub, or any of their respective Subsidiaries, Affiliates, shareholders, controlling Persons or Representatives, except as and only to the extent expressly set forth in Article 3.

ARTICLE 5

INTERIM OPERATIONS OF THE COMPANY, PARENT AND MERGER SUB

5.1  Affirmative Obligations of the Company. Except (a) as expressly required by this Agreement; (b) as set forth on Section 5.1 of the Company Disclosure Letter; (c) as expressly prohibited by Section 5.2; (d) as required by applicable Law or (e) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed), at all times during the Pre-Closing Period, the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to (i) maintain its existence in good standing pursuant to applicable Law; (ii) conduct its business and operations in the ordinary course of business; and (iii) keep available the services of the current officers, key employees and consultants of the Company and its Subsidiaries and preserve the goodwill and current relationships of the Company and its Subsidiaries with customers, suppliers, vendors, distributors, partners, advertisers, licensors, licensees and other Persons with which the Company or any of its Subsidiaries has significant business relations; provided, that notwithstanding anything in this Section 5.1 to the contrary, no action by or failure to act of the Company or any of its Subsidiaries in order to comply with the express requirements of any subsection of Section 5.2 shall in and of itself be deemed a breach of this Section 5.1.

5.2  Forbearance Covenants of the Company. Except (A) as set forth in Section 5.2 of the Company Disclosure Letter; (B) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed); (C) as required by applicable Law; or (D) as expressly contemplated by the terms of this Agreement, during the Pre-Closing Period, the Company will not, and will cause its Subsidiaries to not:

(a)  amend or otherwise change (i) the Charter, (ii) the Bylaws or (iii) any other organizational document of the Company or any of its Subsidiaries;

(b)  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, or file a petition in bankruptcy under any provisions of applicable bankruptcy Law on its behalf, or consent to the filing of any bankruptcy petition against it under any similar applicable Law;

(c)  issue, grant, sell, or deliver, or agree or commit to issue, grant, sell or deliver, any Company Securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise);

(d)  directly or indirectly acquire, repurchase or redeem any securities, except in connection with transactions solely between the Company and any of its direct or indirect Subsidiaries;

(e)  (i) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or business or any material Equity Interest therein or enter into any joint venture, partnership, limited liability corporation or similar arrangement with any third Person; or (ii) dispose of, sell, assign or abandon of (by merger, consolidation, disposition of assets, lease, license or otherwise), directly or indirectly, any material assets, properties, interests or businesses;

(f)  (i) adjust, split, subdivide, combine or reclassify any shares of Company Capital Stock, or issue or authorize or propose the issuance of any other Company Securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of Company Capital Stock, or make any other actual, constructive or deemed distribution in respect of the shares of Company Capital Stock, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; (iii) pledge or encumber or otherwise suffer to exist any Lien on any shares of its capital stock or other equity or voting interest or any other Company Securities; or (iv) modify the terms of any shares of its capital stock or other equity or voting interest;

(g)  (i) incur, guarantee or assume any indebtedness for borrowed money or issue any bonds, debentures, notes, or other debt securities, except for (A) loans or advances solely between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries; (B) trade payables incurred in the ordinary course of business; (C) immaterial obligations incurred pursuant to business credit cards in the ordinary course of business; and (D) indebtedness not to exceed $100,000 in any single transaction or series of related transactions; (ii) make or forgive any loans, advances or capital contributions to, or investments in, any other Person in excess of $100,000 individually or $200,000 in the aggregate, except for (A) extensions of credit to customers in the ordinary course of business; (B) advances to directors, officers and other employees for travel and other business-related expenses, in each case, in the ordinary course of business and in compliance with the Company’s policies related thereto; and (C) loans or advances solely between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries and capital contributions in wholly owned Subsidiaries of the Company; (iii) assume, guarantee or endorse the obligations of any Person, or enter into any “keep well” or other agreement to maintain any Person’s financial condition, except for a wholly owned Subsidiary of the Company; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any Lien thereon (other than Permitted Liens);

(h)  except (i) to the extent required to comply with applicable Law, (ii) as required pursuant to the terms of any Company Benefit Plan as in effect on the date of this Agreement, (iii) as required by this Agreement or (iv) as set forth on Section 5.2(h) of the Company Disclosure Letter, (A) establish, adopt, extend, amend, modify or terminate any Company Benefit Plan; (B) increase the compensation or benefits of any Service Provider; (C) take any action to modify the amount of, or accelerate the vesting, funding or payment of, any payment or benefit provided to any Service Provider; (D) grant any equity, equity-based, incentive or similar compensation or award to any Service Provider; or (E) communicate with any Service Provider with respect to the compensation, benefits or other treatment they will receive following the Effective Time, unless such communication is approved by Parent in advance of such communication;

(i)  (x) hire or engage any Service Provider whose annual compensation exceeds $125,000; or (y) terminate the employment or engagement of any Service Provider without cause;

(j)  negotiate, enter into, amend, extend or terminate any Contract with a Union, or recognize any Union as the bargaining representative for any Service Provider;

(k)  commence or threaten any Legal Proceeding, except (i) with respect to routine matters in the ordinary course of business that are for solely monetary payments of no more than $200,000 in the aggregate or (ii) any Legal Proceeding by the Company against Parent and/or Merger Sub relating to this Agreement or the Transactions (including the Merger), including any Legal Proceeding for specific performance under this Agreement in accordance with Section 9.10; or settle, release, waive or compromise any pending or threatened Legal Proceeding, except for the settlement of any Legal Proceedings that is (A) for solely monetary payments of no more than $200,000 in the aggregate or (B) settled in compliance with Section 6.10; provided that in the case of the foregoing clause (B) any such settlement does not involve any injunctive or other non-monetary relief or impose restrictions on the business or operations of the Company, Parent, Merger Sub or any of their respective Subsidiaries;

(l)  (i) make, change or revoke any material Tax election; (ii) settle or compromise any material Tax dispute, audit, investigation, proceeding, claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (iv) knowingly surrender any material Tax refund or right thereto; (v) elect or change materially any method of accounting for Tax purposes or Tax accounting period; (vi) file any material amended Tax Return; or (vii) enter into a closing agreement, or a voluntary disclosure agreement or similar agreement, with any Governmental Authority regarding any Tax;

(m)  incur, authorize or commit to incur any capital expenditures (excluding, for the avoidance of doubt, internal and external capitalized labor costs) in excess of $250,000 in the aggregate, other than consistent with the capital expenditure budget set forth on Section 5.2(m) of the Company Disclosure Letter;

(n)  create any Subsidiary;

(o)  make or adopt any material change in its accounting methods, principles or practices, except as may be required by a change in GAAP or Law;

(p)  enter into a new line of business or abandon or discontinue any line of business;

(q)  sell, transfer, license, encumber, terminate, abandon, let lapse, fail to continue to prosecute or renew, or otherwise dispose of any material Company Owned Intellectual Property, other than non-exclusive licenses granted by the Company in the ordinary course of business to (i) end user customers solely for the purposes of using the products or services of the Company and its Subsidiaries or (ii) Service Providers solely for the purposes of providing services to the Company and its Subsidiaries;

(r)  enter into, amend, grant a material waiver or release under or modify in any material respect, terminate or cancel, or transfer any right, obligation or claim to any Person other than a wholly owned Subsidiary of the Company, any Material Contract or any Contract that would constitute a Material Contract if in effect as of the date of this Agreement, in each case other than in the ordinary course of business;

(s)  materially amend, modify, renew or terminate any Lease or enter into any new material lease, sublease, license or other agreement for the use or occupancy of any real property;

(t)  amend or modify in any material respect, abandon, withdraw, terminate, suspend or abrogate any Permits;

(u)  cancel, reduce, terminate or fail to maintain in effect any insurance policies covering the Company, any of its Subsidiaries, or their respective assets, properties, interests or businesses;

(v)  adopt or implement any stockholder rights plan or similar agreement; or

(w)  enter into, authorize, agree or commit to take, or enter into a Contract to take, any of the actions prohibited by this Section 5.2.

Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, without limiting or modifying the restrictions set forth in this Section 5.2, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

5.3  Solicitation of Acquisition Proposals.

(a)  No Solicitation or Negotiation. Except as otherwise permitted by this Section 5.3, during the Pre-Closing Period, the Company will not, and will cause its Subsidiaries and will use its reasonable best efforts to cause its and their respective directors, executive officers, employees and other Representatives not to, and the Company will not authorize or knowingly permit any of its or its Subsidiaries’ employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Guarantor, Parent, Merger Sub or any of their respective designees) any non-public information relating to the Company or any of its Subsidiaries in connection with or in response to any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal; (iii) continue or participate or engage in discussions or negotiations, with any Person with respect to any proposal or inquiry that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal (other than (A) informing such Person of the provisions contained in this Section 5.3 or (B) contacting such Person or its Representatives to clarify the terms and conditions of any Acquisition Proposal); (iv) approve, endorse, or recommend (or propose publicly to do any of the foregoing with respect to) any Acquisition Proposal; or (v) execute or enter into any Alternative Acquisition Agreement. Immediately following the execution of this Agreement, (x) the Company will, and will cause its Subsidiaries and will use its reasonable best efforts to cause its and their respective Representatives to, cease any solicitations, discussions or negotiations with any Person (other than the Parties and their respective Representatives) in connection with any Acquisition Proposal that exists as of the date hereof; and (y) the Company will promptly request each Person (other than the Parties and their respective Representatives) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company to return or destroy all confidential information furnished to such Person by or on behalf of the Company or any of its Subsidiaries prior to the date hereof and terminate access to any data room maintained by or on behalf of the Company or any of its Subsidiaries. During the Pre-Closing Period, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential Acquisition Proposal being made to the Company Board (or any committee thereof); provided, however, that prior to granting such waiver, the Company Board (or a committee thereof) shall have determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to grant such waiver would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; provided, further, that the Company shall promptly (and, in any event, within one (1) Business Day after granting any such waiver) notify Parent and Merger Sub thereof (including the identity of the counterparty). Without limiting the foregoing, it is understood and agreed that any violation of the restrictions contained in this Section 5.3 by any of the Company’s Subsidiaries, or any of the Company’s or its Subsidiaries’ respective Representatives, shall be deemed to be a breach of this Section 5.3 by the Company.

(b)  Permitted Activities. Notwithstanding anything to the contrary in this Section 5.3, from the date of this Agreement and continuing until the receipt of Company Shareholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives (including the Company Financial Advisor), following the execution of and in accordance with an Acceptable Confidentiality Agreement, (i) engage in discussions or negotiations with; (ii) furnish any non-public information relating to the Company or any of its Subsidiaries to; or (iii) otherwise facilitate the making of a Superior Proposal by, in each case, any Person or its Representatives that has made, renewed or delivered to the Company a bona fide unsolicited written Acquisition Proposal that did not result from a breach of Section 5.3(a); provided, however, that, prior to taking any actions contemplated by this Section 5.3(b), the Company Board (or a committee thereof) has determined in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a

Superior Proposal and (2) the failure to take the actions contemplated by this Section 5.3(b) would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; provided, further, that the Company will promptly (and, in any event, within one (1) Business Day) provide to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.

(c)  No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), the Company Board (or a committee thereof) shall not:

 (i)  (A) directly or indirectly withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent or Merger Sub; (B) adopt, approve, endorse, recommend or otherwise declare advisable, or propose publicly to adopt, approve, endorse, recommend or otherwise declare advisable, an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days (x) after Parent so requests in writing or (y) after any Acquisition Proposal or any material modification thereto is publicly announced; (D) take or fail to take any formal action or make or fail to make any approval or recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from issuing a recommendation against such tender or exchange offer until 5:30 p.m., Central time, on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3(c)(i)); (E) fail to include the Company Board Recommendation in the Proxy Statement; or (F) formally resolve to effect or publicly announce an intention to effect any of the foregoing (any action described in clauses (A) through (F), a “Company Board Recommendation Change”), it being understood that none of (1) the determination in itself by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal or (2) the delivery in itself by the Company to Parent of any notice contemplated by Section 5.3(d) will constitute a Company Board Recommendation Change or violate this Section 5.3; or

 (ii)  cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d)  Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Shareholder Approval:

 (i)  the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law if and only if:

 (1)  the Company has provided prior written notice to Parent at least four (4) Business Days (the “Event Notice Period”) in advance to the effect that the Company Board (or a committee thereof) has (A) so determined and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will describe the Intervening Event in reasonable detail;

 (2)  prior to effecting such Company Board Recommendation Change, (x) the Company and each of its Representatives has complied in all material respects with its obligations pursuant to this Section 5.3 and (y) the Company and its Representatives, until 11:59 p.m. Central time at the last day of the Event Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) no longer determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; and

 (3)  following such Event Notice Period, the Company Board (or a committee thereof) (after consultation with the Company’s outside financial advisor and legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement) shall have determined that the failure of the Company Board (or a committee thereof) to make such a Company Board Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law; provided, that each time material modifications to the Intervening Event occur, the Company shall notify Parent of such modification and the time period set forth in the preceding clause (2) shall recommence and be extended for two (2) Business Days from the day of such notification.

(ii)  if the Company has received a bona fide written Acquisition Proposal that did not result from a breach of Section 5.3(a) and the Company Board (or a committee thereof) has concluded in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the Acquisition Proposal is a Superior Proposal, then the Company Board may either (A) effect a Company Board Recommendation Change with respect to such Superior Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:

 (1)  the Company Board (or a committee thereof) determines in good faith (after consultation with the Company’s outside financial advisor and legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties owed by the Company’s directors under applicable Law;

 (2)  (i) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (the “Proposal Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received a written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to this Section 5.3(d)(ii), which notice will describe the basis for such Company Board Recommendation Change or termination and the material terms and conditions of such Acquisition Proposal (including the name of the Person or Persons making such Acquisition Proposal) and will include a copy of such Acquisition Proposal, and (ii) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, until 11:59 p.m. Central time on the last day of the Proposal Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior

Proposal, it being understood and agreed that in the event of any material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(2) with respect to such new written notice (with the “Proposal Notice Period” in respect of such new written notice being two (2) Business Days); and

 (3)  in the event of any valid termination of this Agreement in order to cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, the Company will have validly terminated this Agreement in accordance with Section 8.1(h), including paying the Termination Fee in accordance with Section 8.3(b)(iii).

(e)  Notice to Parent. During the Pre-Closing Period, the Company shall notify, orally and in writing, Parent promptly (and, in any event, within one (1) Business Day) after the Company has Knowledge of any Acquisition Proposal or any inquiry or other indication that could reasonably be expected to result in or lead to an Acquisition Proposal. Such notice shall include a summary of the material terms and conditions of such Acquisition Proposal, inquiry or indication (including the name of the Person or Persons making such Acquisition Proposal, inquiry or indication) and (i) if made in writing, a copy thereof, or (ii) if not made in writing, a written description thereof. Thereafter, the Company must promptly (and, in any event, within one (1) Business Day) keep Parent reasonably informed of the status and material terms and conditions of any such Acquisition Proposal, inquiry or indication (including any material amendments thereto) (including the name of the Person or Persons making such Acquisition Proposal, inquiry or indication).

(f)  Permitted Disclosures. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement will prohibit the Company or the Company Board from (i) taking and disclosing to the Company Shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, including making a customary “stop, look and listen” communication to the Company Shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under United States federal or state Law with regard to an Acquisition Proposal; provided that this sentence shall not be deemed to permit the Company or the Company Board (or any committee thereof) to effect a Company Board Recommendation Change except in accordance with the other provisions of this Section 5.3.

5.4  No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

ARTICLE 6

ADDITIONAL COVENANTS

6.1  Efforts.

(a)  Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (including Section 6.1(f)), Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transactions, including causing the conditions to the Merger set forth in Article 7 to be satisfied. Without limiting the generality of the foregoing, the Parties shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts to: (i) (A) obtain all consents, waivers, approvals, Orders and authorizations from Governmental Authorities; and (B) make all registrations, declarations and filings with Governmental Authorities, in each case of the foregoing clause (i)(A) or (B) that are necessary or advisable to consummate the Transactions; and (ii) to the extent requested by Parent, (A) obtain all consents, waivers and approvals and (B) deliver all notifications, in each case of the foregoing clause (ii)(A) or (B) pursuant to any Material Contracts, Leases, or material Permits in connection with this Agreement and the consummation of the Transactions so as to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts, Leases, and material Permits as of and following the consummation of the Transactions.

(b)  Consents and Filings. In furtherance and not in limitation of the foregoing, the Company, Parent and Merger Sub shall (and shall cause their respective Subsidiaries to), subject to any restrictions under applicable Law, use their respective reasonable best efforts to (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Transactions and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other material written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transactions to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transactions and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transactions; and (iii) not independently participate in any substantive meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Transactions without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion (whether in person, by telephone or otherwise), and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with the Representatives of the other Party without approval of the Party providing the non-public information. Each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel” only basis. Parent shall have principal responsibility for (1) devising, directing, and implementing the strategy for obtaining any consent of any Governmental Authority necessary to consummate the Transactions; (2) responding to any request, inquiry, or investigation of any Governmental Authority in connection therewith (including directing the timing, nature, and substance of all such responses); and (3) leading all meetings, hearings, proceedings, or discussions with or before any Governmental Authority in connection therewith; provided, however, that Parent shall consult with and consider in good faith the views of the Company, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions, proposals, responses and consent requests made or submitted by or on behalf of Parent in connection with any of the actions described in the foregoing clauses (1)-(3) prior to their submission.

(c)  No Failure to Take Necessary Action. In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or Merger Sub, on the one hand, nor the Company, on the other hand, will take any action (or fail to take any action) that is intended or would reasonably be expected to (i) impose any material delay in obtaining, or increase in any material respect the risk of not obtaining, any consents of any Governmental Authority necessary to consummate the Transactions; or (ii) increase in any material respect the risk of (x) the entry by any Governmental Authority of an Order prohibiting the consummation of the Transactions or (y) not being able to have vacated, lifted, reversed or overturned any such Order on appeal or otherwise.

(d)  No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither Parent, Merger Sub, the Company nor any of their respective Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Transactions, including in connection with obtaining any consent pursuant to any Material Contract, Lease, or material Permit.

(e)  In furtherance and not in limitation of the foregoing, in order to (i) obtain any consents of any Governmental Authority necessary to consummate the Transactions, (ii) avoid the entry by any Governmental Authority of an Order prohibiting the consummation of the Transactions or (iii) have vacated, lifted, reversed or overturned any such Order on appeal or otherwise, Parent and Merger Sub shall (and shall cause each of its Subsidiaries to) contest and defend any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions (including the Merger), including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; provided, for the avoidance of doubt, that in no event shall Parent or Merger Sub (or their respective Subsidiaries) be required to commence any Legal Proceeding against any Governmental Authority.

(f)  Notwithstanding anything to the contrary set forth in this Agreement, the Parties hereby acknowledge and agree that neither this Section 6.1 nor any other provision of this Agreement (including the term “reasonable best efforts”) shall, in order to (i) obtain any consents of any Governmental Authority necessary to consummate the Transactions, (ii) avoid the entry by any Governmental Authority of an Order prohibiting the consummation of the Transactions or (iii) have vacated, lifted, reversed or overturned any such Order on appeal or otherwise: (x) require or be construed to require Parent, Merger Sub, or any of their respective Affiliates to, or (y) permit or be constructed to permit the Company or any of its Affiliates to, without Parent’s prior written consent, (I) propose, negotiate, accept, commit, or agree to, or otherwise effect, by consent, decree, hold-separate or administrative order, or otherwise, any divestiture, sale, transfer, lease, license, or other disposition or encumberment of, or any prohibition or limitation on the ownership, operation, effective control, or exercise of the full rights of ownership, any businesses, assets, licenses, operations, rights, product lines, or any interest therein of Parent, the Company, the Surviving Corporation, or any of their respective Subsidiaries or other Affiliates; (II) take any action, or commit or agree to any condition, restriction, or taking of any action, that in Parent’s good faith judgment would be reasonably expected to limit or impair Parent’s ownership, operation, or control of the businesses, assets, licenses, operations, rights, product lines, or any interest therein of Parent, the Company, the Surviving Corporation, or any of their respective Subsidiaries or other Affiliates; or (III) commit or agree to any other structural or conduct remedy with respect to any businesses, assets, licenses, operations, rights, product lines, or any interest therein of Parent, the Company, the Surviving Corporation, or any of their respective Subsidiaries or other Affiliates.

(g)  Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any notice or other communication received by such Party or any of its Subsidiaries alleging that any consent of, or filing or registration with, or notification to, any Person is or may be required in connection with the Transactions.

6.2  SEC Filings; Other Actions.

(a)  As promptly as reasonably practicable (and, in any event, not later than twenty (20) Business Days) after the execution of this Agreement the Company shall prepare and file the Proxy Statement with the SEC, which shall, subject to Section 5.3, include the Company Board Recommendation. Parent and Merger Sub, and their counsel, shall be given a reasonable opportunity to review and comment on the Proxy Statement before it is filed with the SEC, and the Company shall give due consideration to any reasonable additions, deletions or changes suggested thereto by Parent and Merger Sub or their counsel. The Company shall use its reasonable best efforts to resolve and respond as promptly as practicable to comments by the SEC staff in respect of the Proxy Statement as promptly as practicable after the date of this Agreement. The Company shall cause the definitive Proxy Statement to be mailed to the Company Shareholders as of the record date established for the Company Meeting promptly (and, in any event, no more than five (5) Business Days) after the earlier of (i) the tenth (10th) day after the Proxy Statement is filed with the SEC, if the SEC has not informed the Company that it will review the Proxy Statement, and (ii) confirmation by the SEC that the SEC has no further comments on the Proxy Statement. The Company shall provide Parent and its counsel with copies of any written comments, and shall provide them a summary of any oral comments, that the Company or its counsel receive from the SEC or its staff with respect to the Proxy Statement as promptly as practicable after receipt of such comments, and any written or oral responses thereto. Parent and its counsel shall be given a reasonable opportunity to review and comment on any such responses and the Company shall give due consideration to the reasonable additions, deletions or changes suggested thereto by Parent or its counsel. Parent and Merger Sub shall furnish all information that is customarily included in a proxy statement prepared in connection with transactions of the type contemplated by this Agreement concerning themselves and their affiliates as promptly as reasonably practicable after the date hereof.

(b)  Subject to the other provisions of this Agreement, the Company shall (i) take all action necessary in accordance with the TBOC, the Charter, the Bylaws, and the rules and regulations of Nasdaq (as applicable) to duly call, give notice of, convene and hold a meeting of the Company Shareholders promptly following the mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approval (the “Company Meeting”), and (ii) except in each case to the extent that the Company Board shall have made a Company Board Recommendation Change as permitted by and in accordance with Section 5.3, include the Company Board Recommendation in the Proxy Statement and use all reasonable best efforts to solicit from the Company Shareholders proxies in favor of the approval of this Agreement and the Transactions (including by postponing or adjourning the Company Meeting to allow additional solicitation of proxies in order to obtain the Company Shareholder Approval if necessary). The Company may also postpone or adjourn the Company Meeting from time to time (i) with the express written consent of Parent, (ii) if a quorum has not been established, (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Shareholders prior to the Company Meeting, (iv) to solicit additional proxies if necessary in order to obtain the Company Shareholder Approval or (v) if required by Law; provided that the Company shall not postpone or adjourn the Company Meeting (A) pursuant to the foregoing clause (iii), (iv), or (v) for more than ten (10) Business Days after the date for which the Company Meeting is originally scheduled without Parent’s express written consent (which consent shall not be unreasonably withheld, delayed or conditioned) and (B) to a date after the date that is two (2) Business Days prior to the Termination Date. The Company agrees that no matters shall be brought before the Company Meeting other than approval of this Agreement (including the plan of merger contained herein) and the Transactions (including the Merger), any related “golden parachute” vote under Rule 14a-21(c) of the Exchange Act, and any related and customary procedural matters (including a proposal to adjourn the meeting to allow additional solicitation of votes). Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Company Meeting if this Agreement is terminated in accordance with the terms set forth in Article 8.

6.3  Anti-Takeover Laws. Neither Parent nor the Company will take any action that would cause any “takeover” Law to become applicable to this Agreement or the Transactions, and each of Parent and the Company will (a) take all actions within their power to ensure that no “anti-takeover” Law is or becomes applicable to this Agreement or the Transactions; and (b) if any “anti-takeover” Law is or becomes applicable to this Agreement or the Transactions, take all action within their power to ensure that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Law on the Transactions.

6.4  Access. During the Pre-Closing Period, the Company shall, and shall cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records and personnel of the Company and its Subsidiaries, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; or (d) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand (it being understood and agreed that if the Company and its Subsidiaries do not provide any information in reliance on the exclusions in the foregoing clauses (a), (b) or (c), then the Company or such Subsidiary will use commercially reasonable efforts to provide notice to Parent promptly upon obtaining knowledge that such information is being withheld and the Company or such Subsidiary will use reasonable best efforts to communicate, to the extent permitted, the applicable information or other matter in a way that would not prohibit any applicable Law or agreement, result in the waiver of any such privilege, cause a violation or default under such Contract). Nothing in this Section 6.4 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.4 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform any “invasive” testing or soil, air or groundwater sampling, including any Phase I or Phase II environmental assessments. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.4. All requests for access pursuant to this Section 6.4 must be directed to the Company’s President or another person designated in writing by the Company. Without limiting the generality of the foregoing, during the Pre-Closing Period, the Company agrees to, and to cause its Subsidiaries to, subject to applicable Law and this Section 6.4: (i) reasonably assist and reasonably cooperate with Parent and its Subsidiaries to facilitate planning for the post-Closing integration of the Company and its Subsidiaries with Parent and its Subsidiaries (including, at the request of Parent from time to time, reasonably assisting and cooperating with Parent and its Subsidiaries in the planning and development of a post-Closing integration plan), (ii) provide reasonable access to key personnel identified by Parent to facilitate Parent’s efforts with respect to the post-Closing retention of such key personnel and (iii) provide Parent with reasonable periodic updates on activities relating to the integration and performance of the Company’s and its Subsidiaries’ existing businesses.

6.5  Section 16(b) Exemption. Prior to the Effective Time, the Company will take, and cause to be taken, all actions reasonably necessary to cause the Transactions, and any dispositions of Equity Securities of the Company in connection with the Transactions by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.6  Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a)  Indemnified Persons. For a period of six years following the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to and in accordance with any indemnification agreements entered into (and copies of which have been made available to Parent prior to the date of this Agreement) prior to the date of this Agreement between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees (and any person who becomes a director, officer or employee of the Company or any of its Subsidiaries prior to the Effective Time), on the other hand (collectively, the “Indemnified Persons”) for any acts or omissions by such Indemnified Persons occurring at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time). In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause the certificates of incorporation, bylaws and other similar organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter, the Bylaws and the other similar organizational documents of the Company and its Subsidiaries, as applicable, as of the date of this Agreement (and copies of which have been made available to Parent prior to the date of this Agreement). During such six-year period or such period in which an Indemnified Person is asserting a claim for indemnification pursuant to Section 6.6(b), whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(b)  Indemnification Obligation. Without limiting the generality of Section 6.6(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law, the Charter, the Bylaws or the other similar organizational documents of the Subsidiaries of the Company, as applicable, and any indemnification agreements with the Company or any of its Subsidiaries, in each case in effect as of the date of this Agreement, each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, occurring or alleged to occur at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time) in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates; and (ii) the Transactions, as well as any actions taken by the Company, Parent or Merger Sub with respect to the Transactions (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.6(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In connection with any such Legal Proceeding of the type contemplated by this Section 6.6(b), (A) Parent or the Surviving Corporation, as applicable, will have the right to control the defense thereof after the Effective Time (it being understood that, by electing to control the defense thereof, Parent or the Surviving Corporation, as applicable, will be deemed to have waived any right to object to the Indemnified Person’s entitlement to indemnification under this Section 6.6 with respect thereto); (B) each Indemnified Person will be entitled to retain his or her own counsel (the fees and expenses of which will be paid by Parent or the Surviving Corporation), whether or not Parent or the Surviving Corporation elects to control the defense of any such Legal Proceeding; (C) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined that such Indemnified Person is not entitled to indemnification, Parent or the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not Parent or the Surviving Corporation elects to control the defense of any such Legal Proceeding, in accordance with the applicable organizational documents or indemnification agreement; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent (unless such settlement relates only to monetary damages for which Parent or the Surviving Corporation is entirely responsible). Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless (x) such settlement, compromise, consent or termination (I) includes an unconditional release of all Indemnified Persons from all liability arising out of such Legal Proceeding and (II) relates only to monetary damages for which the Surviving Corporation is entirely responsible or (y) such Indemnified Persons otherwise consent (which consent shall not be unreasonably withheld, conditioned or delayed). Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made in accordance with the applicable organizational documents or indemnification agreement.

(c)  D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.6(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300 percent of the amount paid by the Company for coverage for its last full fiscal year (such 300 percent amount, the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.6(c), at Parent’s request, the Company shall, in consultation with Parent, purchase a prepaid “tail” policy (the “Tail Policy”) with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the annual cost for the Tail Policy does not exceed the Maximum Annual Premium. If the Company purchases the Tail Policy prior to the Effective Time, then the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain the Tail Policy in full force and effect and continue to honor its obligations thereunder until the sixth anniversary of the Effective Time.

(d)  Successors and Assigns. Proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.6 if Parent, the Surviving Corporation or any of their respective successors or assigns either (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person.

(e)  No Impairment; Third Person Beneficiary Rights. The obligations set forth in this Section 6.6 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person (and his or her heirs and representatives) who is a beneficiary pursuant to the D&O Insurance or the Tail Policy) to whom this Section 6.6 applies without the prior written consent of such affected Indemnified Person or other person or unless such termination, amendment or modification is required by applicable Law. Each of the Indemnified Persons or other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy are intended to be third party beneficiaries of this Section 6.6, with full rights of enforcement as if such Person were a Party. The rights of the Indemnified Persons (and other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy) pursuant to this Section 6.6 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws in effect as of the date of this Agreement; (ii) the similar organizational documents of the Subsidiaries of the Company in effect as of the date of this Agreement; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries in effect as of the date of this Agreement; or (iv) applicable Law. The provisions of this Section 6.6 shall survive the Closing shall be enforceable by each Indemnified Person, his or her heirs and representatives.

(f)  Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.6 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.7  Employee Matters.

(a)  Acknowledgment; Cooperation. Parent hereby acknowledges and agrees that a “change in control” (or similar phrase) within the meaning of each of the Company Benefit Plans, as applicable will occur as of the Effective Time.

(b)  Employment; Benefits. For a period of one year following the Effective Time (or until an earlier termination of employment or, if longer, the time period specified in any employment Contract, retention letter, or change in control agreement, in each case, listed on Section 6.7(b)(i) of the Company Disclosure Letter), the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide to each Continuing Employee who remains employed with the Surviving Corporation or its Subsidiaries: (i) a base salary or hourly wage rate, as applicable, that is substantially comparable to the base salary or hourly wage rate provided to such Continuing Employee immediately prior to the Closing, (ii) short-term cash bonus and other short-term cash incentive compensation opportunities (excluding equity, equity-based and deferred compensation rights and opportunities) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Closing, (iii) other employee benefits (excluding defined benefit pension, retiree medical, equity or equity-based, severance, retention, change of control, transaction-based and similar benefits) that are substantially comparable in the aggregate to the employee benefits (excluding defined benefit pension, retiree medical, equity or equity-based, severance, retention, change of control, transaction-based, and similar benefits) provided to similarly situated employees of Hearst Newspapers, and (iv) severance which is no less favorable than the severance that would have been provided under the Company Severance Plan if such Company Severance Plan were in effect. Notwithstanding anything to the contrary in this Section 6.7(b), for a period of twenty-four (24) months following the Effective Time, Parent shall, or shall cause the Surviving Corporation to, provide each Continuing Employee listed on Section 6.7(b)(ii) of the Company Disclosure Letter, severance benefits, if applicable, that are no less favorable than the enhanced severance benefits described in Section 6.7(b)(ii) of the Company Disclosure Letter.

(c)  Service Credit; New Plans. At or after the Effective Time, the Surviving Corporation and its Subsidiaries will, and Parent will, or will cause the Surviving Corporation or any other Subsidiary of Parent to, exercise commercially reasonable efforts to cause to be granted to the Continuing Employees credit for all service with the Company and its Subsidiaries prior to the Effective Time and with Parent, the Surviving Corporation, and any of their Subsidiaries on or after the Effective Time, for purposes of eligibility to participate (other than benefits under defined benefit pension plans or retiree welfare plans, including any retiree life or medical plans) and level of benefits with respect to vacation benefits under any employee benefit plans sponsored by Parent or its Subsidiaries that are available to similarly situated employees of Hearst Newspapers (such plans “New Plans”), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits. Without limiting the generality of the foregoing:

  (i)  each Continuing Employee will be immediately eligible to participate, without any waiting period, in any New Plans to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company Benefit Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the “Old Plans”); and

  (ii)  for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, Parent will, or will cause the Surviving Corporation or any Subsidiaries of Parent to, exercise commercially reasonably efforts to cause all waiting periods, pre-existing conditions or limitations, physical examination requirements and evidence of insurability requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents to the same extent they were waived (or fulfilled) under corresponding Old Plans, and Parent will, or will cause the Surviving Corporation or any Subsidiaries of Parent to exercise commercially reasonably efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(d)  Collective Bargaining Agreements. The provisions in this Section 6.7(a) through (c) shall apply to the Continuing Employees who are not covered by or party to a collective bargaining agreement, and any Continuing Employees who are covered by or party to a collective bargaining agreement shall be covered by such collective bargaining agreement.

(e)  Specified Actions. Following the Effective Time, Parent shall, or shall cause the Surviving Corporation to, take the action set forth in Section 6.7(e) of the Company Disclosure Letter.

(f)  No Employment Rights. Notwithstanding anything to the contrary set forth in this Agreement, the provisions of this Section 6.7 are solely for the benefit of the respective parties to this Agreement and nothing in this Section 6.7 nor any other provisions of this Agreement, express or implied, will be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any

Continuing Employee or any other person for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to maintain or continue any Company Benefit Plan, New Plan, or any other benefit or compensation, plan, program, arrangement, agreement or policy of Parent, the Surviving Corporation or any of their Affiliates or prevent the amendment, modification, suspension or termination thereof after the Effective Time; (iii) be treated as the establishment or an amendment or modification of, or undertaking to establish, amend or modify, any Company Benefit Plan, New Plan, or any other benefit or compensation, plan, program, arrangement, agreement or policy; or (iv) create any third-party beneficiary rights in any Person.

6.8  Obligations of Merger Sub . Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Transactions upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.9  Public Statements and Disclosure. The initial press release concerning this Agreement will be a joint press release, the text of which has been agreed to by each of Parent and the Company. Thereafter, prior to the valid termination of this Agreement pursuant to Section 8.1, the Company (other than with respect to the portion of any communication relating to a Company Board Recommendation Change), on the one hand, and Parent and Merger Sub, on the other hand, will consult with the other Parties before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement, the Transactions or the other Parties. Notwithstanding the foregoing or anything to the contrary in the Confidentiality Agreement, (i) the Company will not be obligated to engage in such consultation with respect to communications that are (A) required by applicable Law; (B) principally directed to employees, suppliers, customers, partners, analysts, financial media, investors, shareholders or vendors of the Company and its Subsidiaries so long as such communications are consistent in all material respects with the previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the other Party), or (C) solely to the extent related to a Superior Proposal or Company Board Recommendation Change; and (ii) Parent or Merger Sub will not be obligated to engage in such consultation with respect to communications that are required by applicable Law.

6.10  Transaction Litigation. During the Pre-Closing Period, subject to applicable Law, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in Section 9.2, the notice contemplated by the prior sentence will only be delivered to counsel to Parent and may be delivered by email. The Company will (a) give Parent the opportunity, at Parent’s sole cost and expense, to participate in the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, in full or in part, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.10, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation but will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above. For the avoidance of doubt, any Legal Proceeding related to Dissenting Company Shares will be governed by Section 2.7(c).

6.11  Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Common Stock from Nasdaq as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting. Unless required by applicable Law, the Company shall not cause the Company Common Stock to be delisted from Nasdaq prior to the Effective Time.

6.12  Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.

6.13  Vote at Merger Sub. Promptly following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub (with a copy also sent to the Company) a written consent approving this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) in accordance with applicable Law and the certificate of incorporation and bylaws of Merger Sub.

6.14  No Employment Arrangements. Except as approved by the Company Board, at all times during the Pre-Closing Period, Parent and Merger Sub will not, and will not permit any of their Subsidiaries or controlled Affiliates to authorize, make or enter into, or commit or agree to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any director or executive officer of the Company (i) regarding any continuing employment or consulting relationship with the Surviving Corporation from and after the Effective Time pursuant to which any such individual would be entitled to receive merger consideration of a different amount or nature than the consideration to which such Person is entitled pursuant to Article 2; or (ii) pursuant to which such individual would agree to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Transactions.

6.15  Director and Officer Resignations. At the Closing, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of the directors and officers, in their capacities as such, of the Company and its Subsidiaries (other than directors of the Subsidiaries of the Company whom Parent determines shall continue to serve in such capacities following the Effective Time), effective at the Effective Time.

6.16  Termination of Company Severance Plan and Incentive Compensation Plan.

(a)  At least five (5) Business Days before the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the date immediately preceding the Closing Date, the Company Severance Plan. The Company shall provide Parent, at least five (5) Business Days prior to the Closing, evidence that the Company Board has adopted resolutions to terminate the Company Severance Plan, effective no later than the date immediately preceding the Closing Date.

(b)  At least five (5) Business Days before the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the date immediately preceding the Closing Date, the Incentive Compensation Plan. The Company shall provide Parent, at least five (5) Business Days prior to the Closing, evidence that the Company Board has adopted resolutions to terminate the Incentive Compensation Plan, effective no later than the date immediately preceding the Closing Date. Notwithstanding the earlier termination of the Incentive Compensation Plan, no later than sixty (60) days following the Closing, Buyer shall, or shall cause the Surviving Corporation to, pay the Incentive Compensation Plan Bonuses (as defined in the Incentive Compensation Plan) to each of the eligible participants in the amounts set forth on Section 6.16(b)(i) (except for the individuals set forth on Schedule 6.16(b)(ii)) under the Incentive Compensation Plan, in each case in accordance with the terms set forth therein. For the avoidance of doubt, following the payment by Buyer of such Incentive Compensation Plan Bonuses as set forth in this Section 6.16(b), no additional payments shall be owed with respect to the awards granted under the Incentive Compensation Plan, including the Incentive Compensation Plan Bonuses.

6.17  Company Savings Plan Termination. At least five (5) Business Days before the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day immediately preceding the Closing Date, the Company Savings Plan. The Company shall provide Parent, at least five (5) Business Days prior to the Closing, evidence that the Company Board has adopted resolutions to terminate the Company Savings Plan, effective no later than the date immediately preceding the Closing Date. Upon request of an employee of the Company and to the extent permitted by the Company Savings Plan and applicable Law, Parent shall permit the direct rollover of cash account balances and any notes evidencing an outstanding plan loan to a 401(k) plan established by the Surviving Corporation or its Affiliates.

6.18  Tax Matters.

(a)  The Parties agree that the merger consideration payable pursuant to Section 2.7(a) is not intended to be subject to the stock repurchase excise tax under Section 4501 of the Code (the “Excise Tax Treatment”). The Parties shall cooperate with each other and use their respective reasonable best efforts to cause the Transactions to qualify for the Excise Tax Treatment. The Parties shall not take any position inconsistent with the Excise Tax Treatment on any Tax Return or in the Proxy Statement or any other public statement or filing unless otherwise required by a change in federal Tax Law after the date hereof.

(b)  The Company will use reasonable best efforts to provide (and cause holders of Shares to provide) promptly (and in any event at least ten (10) Business Days in advance of the Closing Date or such earlier date as may be required by the Payment Agent) to Parent (or, as directed by Parent, to the Payment Agent) such documentation and certifications as Parent acting reasonably requests in connection with the reduction or mitigation of potential Tax withholding obligations with respect to payments made under this Agreement.

ARTICLE 7

CONDITIONS TO THE MERGER

7.1  Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a)  the consummation of the Merger shall not then be prevented, restrained, enjoined, prohibited or made illegal by or pursuant to any Order (whether temporary, preliminary or permanent) of any court of competent jurisdiction or any other Governmental Authority, and there shall not then be in effect any Law of any Governmental Authority that prevents, restrains, enjoins, prohibits or makes illegal the consummation of the Merger; and

(b)  the Company Shareholder Approval shall have been duly obtained in accordance with applicable Law, the Charter, and the Bylaws.

7.2  Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to consummate the Merger is further subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a)  each representation and warranty of Parent and Merger Sub contained in this Agreement, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure of such representations and warranties of Parent and Merger Sub to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect;

(b)  Parent and Merger Sub shall have performed or complied in all material respects with all covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing Date; and

(c)  Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by an executive officer of Parent, certifying to the effect that the conditions set forth in Sections 7.2(a) and 7.2(b) have been satisfied.

7.3  Conditions to Obligations of Parent and Merger Sub to Effect the Merger. The respective obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a)  each representation and warranty of the Company:

  (i)  contained in Sections 3.1 (Organization; Good Standing), 3.2 (Corporate Power; Enforceability); 3.3(a)–(b) and 3.3(d) (Company Approvals; Anti-Takeover Laws); 3.4(a)(i) (Non-Contravention); 3.7(a)–(b) and 3.7(d) (Subsidiaries; Capital Stock of Subsidiaries; Other Investments); and 3.24 (Brokers), without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time);

  (ii)  contained in Section 3.6 (Capitalization) shall be true and correct in all respects other than such inaccuracies as are de minimis in the aggregate at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be so true and correct as of such date or time);

  (iii)  contained in Section 3.11(a) (Absence of Certain Changes) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be so true and correct as of such date or time); and

  (iv)  otherwise set forth in Article 3, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect;

(b)  the Company shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing Date;

(c)  a Company Material Adverse Effect shall not have occurred since the date of this Agreement and be continuing;

(d)  the Company shall have delivered to Parent a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Sections 7.3(a), 7.3(b) and 7.3(c) have been satisfied; and

(e)  as of the Effective Time, the Company shall have Net Cash in an amount no less than $20,000,000.00.

7.4  Frustration of Closing Conditions. None of the Parties may rely, either as a basis for not consummating the Merger or for terminating this Agreement, on the failure of any condition set forth in Section 7.1, to be satisfied if such failure was caused by such Party’s breach in any material respect of any provision of this Agreement.

ARTICLE 8

TERMINATION

8.1  Termination. This Agreement may be terminated at any time prior to the Effective Time only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)  by mutual written agreement of Parent and the Company;

(b)  by either the Company or Parent, if the Company Shareholder Approval shall not have been obtained upon a vote taken at the Company Meeting duly convened therefor or any adjournment or postponement thereof; provided that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party whose material breach of this Agreement is the principal cause of such failure to obtain the Company Shareholder Approval;

(c)  by either Parent or the Company if (i) any court of competent jurisdiction or any other Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Order which has become final and nonappealable, or (ii) any Law shall have been enacted, issued, promulgated, enforced or entered by any Governmental Authority after the date hereof and remaining in effect, in each case which has the effect of preventing, restraining, enjoining, prohibiting or making the consummation of the Transactions illegal; provided that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party whose material breach of this Agreement is the principal cause of such Order becoming final and nonappealable;

(d)  by either Parent or the Company if the Effective Time has not occurred on or before January 9, 2026 (such time and date, the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose material breach of this Agreement is the principal cause of the failure of the Effective Time to have occurred on or before the Termination Date;

(e)  by Parent if (i) the Company Board (or a committee thereof) has effected a Company Board Recommendation Change or (ii) the Company or any of its Subsidiaries has entered into an Alternative Acquisition Agreement to consummate an Acquisition Transaction (whether or not permitted by Section 5.3);

(f)  by Parent if the Company has breached or failed to perform or comply with any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.3(a) or 7.3(b), except that if such breach or failure is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(f) prior to the delivery by Parent to the Company of written notice of such breach or failure, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Termination Date, the shorter of such periods, the “Company Breach Notice Period”), stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(f) and the basis for such termination; provided that Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(f) if (i) such breach or failure has been cured within the Company Breach Notice Period or (ii) Parent is then in material breach of any representations, warranty, covenant or other agreement contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.2(a) or 7.2(b);

(g)  by the Company if Parent or Merger Sub has breached or failed to perform or comply with any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply would result in a failure of a condition set forth in Sections 7.2(a) or 7.2(b), except that if such breach or failure is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach or failure, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Termination Date, the shorter of such periods, the “Parent Breach Notice Period”), stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination; provided that the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) if (i) such breach or failure has been cured within the Parent Breach Notice Period or (ii) the Company is then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.3(a) or 7.3(b); or

(h)  by the Company, at any time prior to obtaining the Company Shareholder Approval, if (i) the Company has received a Superior Proposal; (ii) the Company Board (or a committee thereof) has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal in accordance with Section 5.3; (iii) the Company has not breached (other than immaterial breaches) any of its obligations under Section 5.3 with respect to such Superior Proposal; and (iv) simultaneously with such termination, (x) the Company pays, or causes to be paid, to Parent or its designee the Termination Fee pursuant to Section 8.3(b)(iii) and (y) the Company enters into such Alternative Acquisition Agreement.

8.2  Manner and Notice of Termination; Effect of Termination.

(a)  Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

(b)  Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties. Following the valid termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any direct or indirect equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party) to the other Parties, as applicable, except that Section 6.9, this Section 8.2, Section 8.3 and Article 9 and, solely to the extent applicable to the foregoing provisions, any definitions in this Agreement, will each survive the valid termination of this Agreement, in each case in accordance with their respective terms and, in any case, subject in all respects to this Section 8.2. Notwithstanding the previous sentence, but subject to Section 8.3, Section 9.10 and Section 9.16, nothing in this Agreement will relieve any Party from any liability for any Willful Breach of this Agreement prior to the valid termination of this Agreement.

8.3  Fees and Expenses.

(a)  General. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Transactions will be paid by the Party incurring such fees and expenses whether or not the Transactions are consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.8(e), Parent will pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, real property transfer and other similar Taxes or fees, in each case arising out of or in connection with entering into this Agreement and the consummation of the Transactions.

(b)  Company Payments.

 (i)  Future Transactions. If (A) this Agreement is validly terminated (1) by either Parent or the Company pursuant to Section 8.1(b) or Section 8.1(d) or (2) by Parent pursuant to Section 8.1(f), and (x) in the case of a termination pursuant to Section 8.1(b), at any time after the date of this Agreement and prior to the taking of a vote to obtain the Company Shareholder Approval at the Company Meeting or any postponement or adjournment thereof, an Acquisition Proposal shall have been made directly to the Company Shareholders or shall have otherwise become publicly known and not publicly withdrawn at least ten (10) days before the date the Company Meeting is held (taking into account postponements or adjournments) or (y) in the case of a termination pursuant to Section 8.1(d) or Section 8.1(f), at any time after the date of this Agreement and prior to the termination of this Agreement, an Acquisition Proposal shall have been made to the Company or the Company Board or made directly to the Company Shareholders or shall have otherwise become publicly known; and (B) within twelve (12) months of any such valid termination of this Agreement, the Company enters into a definitive agreement with respect to any Acquisition Proposal or shall have consummated any Acquisition Transaction, then the Company will concurrently with the earlier of the entry into such definitive agreement or the consummation of such Acquisition Transaction, pay or cause to be paid to Parent an amount equal to the Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to “20%” in the definition of “Acquisition Transaction” (including, for the avoidance of doubt, in the reference to “Acquisition Transaction” in the definition of “Acquisition Proposal”) will be deemed to be references to “50%.”

 (ii)  Company Board Recommendation Change; Acquisition Transaction. If this Agreement is validly terminated (1) by Parent pursuant to Section 8.1(e) or (2) by the Company pursuant to Section 8.1(b) at a time when Parent would have been able to terminate this Agreement pursuant to Section 8.1(e), then the Company must, within two (2) Business Days following such termination, pay or cause to be paid to Parent or its designee the Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent.

 (iii)  Superior Proposal. If this Agreement is validly terminated by the Company pursuant to Section 8.1(h), then the Company must, simultaneously with such termination, pay or cause to be paid to Parent or its designee the Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent.

(c)  Single Payment Only; Liquidated Damages. The Parties acknowledge and agree that in no event will the Company be required to pay the Termination Fee on more than one occasion, whether or not the Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the valid termination of this Agreement under circumstances where the Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Termination Fee, if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.

(d)  Payments; Default. If the Company fails to promptly pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Parent commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, then Company will pay or cause to be paid to Parent the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) of Parent in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made) plus five percent through the date that such payment or portion thereof is actually received, or a lesser rate that is the maximum permitted by applicable Law. Any payment under this Section 8.3(d) will be made by the Company to Parent or its designee by wire transfer of immediately available funds to an account designated in writing by Parent.

(e)  Sole and Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement but other than in the event of any fraud or Willful Breach of any representation, warranty or covenant or agreement contained herein, if this Agreement is validly terminated pursuant to Section 8.1, Parent’s receipt of the Termination Fee to the extent owed pursuant to Section 8.3(b) and any amounts owed pursuant to Section 8.3(d) will be the sole and exclusive remedies of Parent and Merger Sub for monetary damages, to the extent such payments have been made to Parent (or its designee), against (A) the Company and its Subsidiaries; and (B) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders, directors, officers, employees, agents, attorneys and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates and former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders, directors, officers, employees, agents, attorneys and assignees of each of the foregoing (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) for any cost, expense, loss or damage in respect of this Agreement and the Transactions. Except in the event of any fraud or Willful Breach of any representation, warranty or covenant or agreement contained herein, upon payment to Parent (or its designee) of the Termination Fee and any amounts owed pursuant to Section 8.3(d), none of the Company Related Parties will have any further monetary liability or obligation to (A) Parent or Merger Sub; or (B) the former, current and future direct or indirect holders of any equity, controlling persons, Representatives, Affiliates (other than Parent or Merger Sub), members, managers, general or limited partners, stockholders and assignees of each of Parent and Merger Sub (the Persons in clauses (A) and (B) collectively, the “Parent Related Parties”) relating to or arising out of this Agreement or the Transactions (except that the Company and its Subsidiaries (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.3(a) (with respect to the expenses of the Company) and Section 8.3(d), as applicable).

(f)  Acknowledgement Regarding Specific Performance. Notwithstanding anything to the contrary in this Agreement, it is acknowledged and agreed that, prior to a valid termination of this Agreement pursuant to Section 8.1, Parent, Merger Sub and the Company will each be entitled to an injunction, specific performance or other equitable relief as provided in Section 9.10.

ARTICLE 9

GENERAL PROVISIONS

9.1  Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.

9.2  Notices.

(a)  Addresses for Notice. Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in Person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by email (with electronic confirmation of receipt), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):

If to Parent, Merger Sub or Guarantor, to:

Hearst Media West, LLC or Destiny Merger Sub, Inc. or Hearst Communications, Inc.

c/o The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:  Jeffrey M. Johnson

Email:     [***]

with copies (which shall not constitute notice) to:

The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:  Office of the General Counsel

Email:     [***]

and

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001

Attention:  Chang-Do Gong

      Benjamin K. Sibbett

Email:    [***]

If to the Company, to:

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

Attention:  Katy Murray

Email:    [***]

with a copy (which shall not constitute notice) to:

Haynes and Boone, LLP

2801 N. Harwood Street, Suite 2300

Dallas, Texas 75201

Attention:  Jennifer Wisinski

      Rosebud Nau

Email:    [***]

(b)  Additional Procedures. Any notice received by the addressee any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 9.2 through a notice given in accordance with this Section 9.2, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3  Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)).

9.4  Extension; Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

9.5  Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations to any Affiliate, it being understood that, in each case, such assignment must not impede or delay the consummation of the Transactions or otherwise materially impede the rights of the Company Shareholders pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement.

9.6  Confidentiality. Each of Parent, Merger Sub and their respective Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Merger Sub or their respective Representatives in connection with the Transactions in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were the counterparty thereto.

9.7  Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement, the Company Disclosure Letter and the other Transaction Documents, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any valid termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated.

9.8  Third Party Beneficiaries. Except as set forth in Section 6.6 and this Section 9.8, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement, except (a) as set forth in or contemplated by Section 6.6; (b) from and after the Effective Time, the rights of the Company Shareholders to receive the merger consideration set forth in Article 2; and (c) the provisions of Section 8.3(e) and Section 9.16 will inure to the benefit of each of the applicable Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by such Related Parties).

9.9  Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.10  Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or in the event of any actual or threatened breach of this Agreement, and that money damages would not be an adequate remedy, even if available. It is accordingly agreed that, except where this Agreement is validly terminated in accordance with Section 8.1, the Parties (on behalf of themselves and the third-party beneficiaries of this Agreement provided in Section 9.8) shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof and any other agreement or instrument executed in connection herewith. The Parties further agree that (a) by seeking the remedies provided for in this Section 9.10, a Party shall not in any respect waive its right to seek any other form of relief, at law or in equity, that may be available to a Party under this Agreement, including monetary damages in the event that this Agreement is terminated or in the event that the remedies provided for in this Section 9.10 are not available or otherwise are not granted and (b) nothing contained in this Section 9.10 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) specific performance under this Section 9.10 before exercising any termination right under Section 8.1 (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.10 or anything contained in this Section 9.10 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 8.1 or pursue any other remedies under this Agreement that may be available then or thereafter. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and/or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the Parties hereby acknowledges and agrees that it hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief. If on the date of any valid termination of this Agreement, there is a pending Legal Proceeding that has been brought by a Party seeking the remedies provided for in this Section 9.10, then, without further action, such termination date shall be automatically extended until the date that is five (5) Business Days after the dismissal, settlement or entry of final Order with respect to such Legal Proceeding.

9.11  Governing Law. This Agreement and all Legal Proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement hereof, shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas (except for provisions of this Agreement or aspects of the Transactions that are specifically stated to be governed by the Laws of another jurisdiction (in which case such provisions or aspects of the Transactions shall be deemed to be governed by the Laws of such jurisdiction)).

9.12  Consent to Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transactions, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.12 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the state courts of the State of Texas, or any federal court sitting in the State of Texas (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the Transactions; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any

Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement or the Transactions will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement or the Transactions in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.13  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

9.14  Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a Contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

9.15  No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

9.16  Non-Recourse. Each Party agrees, on behalf of itself and its Related Parties, that all Legal Proceedings (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (i) this Agreement, any of the Transaction Documents or the Transactions; (ii) the negotiation, execution or performance of this Agreement or any of the Transaction Documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the Transaction Documents); (iii) any breach or violation of this Agreement or any of the Transaction Documents; or (iv) any failure of the Transactions to be consummated, in each case, may be made only (A) against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the Transaction Documents, Persons expressly identified as parties to such Transaction Documents; and (B) in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the Transaction Documents or in connection with the Merger will be sought or had against any other Person, including any Related Party, and no other Person, including any Related Party, will have any liabilities or obligations (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise), for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), it being acknowledged and agreed that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), in each case, except for claims that the Company, Parent or Merger Sub, as applicable, may assert: (1) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (2) against the Company, Parent and Merger Sub solely in accordance with, and pursuant to the terms and conditions of, this Agreement; or (3) against any Person that is a party to, and solely pursuant to the terms and conditions of, a Transaction Document.

9.17  Guarantee.

(a)  Guarantor unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment and performance of all present and future obligations, liabilities, covenants and agreements required to be observed and performed or paid or reimbursed by Parent and Merger Sub under this Agreement, including with respect to the payment of the Per Share Price in accordance with Article 2 (“Guaranteed Obligations”). This guarantee is a guarantee of payment and performance. Guarantor waives diligence, presentment, demand for performance, any right to require proceeding first against Parent or Merger Sub, protest, and all notices whatsoever in connection with Guarantor’s performance of the Guaranteed Obligations as set forth in this Section 9.17; provided that nothing herein shall constitute a waiver of any rights, claims, or defenses of Parent or Merger Sub under this Agreement.

(b)  This guarantee is a continuing guarantee that shall remain in full force and effect until Parent and Merger Sub no longer have any Guaranteed Obligations. Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty. Subject to the other provisions herein, this Section 9.17 shall continue to be effective or be automatically reinstated (as the case may be) if at any time all or part of the payment or performance of any Guaranteed Obligations is rescinded or otherwise must be returned upon the insolvency, bankruptcy, or reorganization of Parent or Merger Sub. Guarantor waives all set-offs, counterclaims, recoupments, or any other defenses to enforcement that Guarantor may have (now or in the future) against the Guaranteed Obligations (other than a defense of payment or performance); provided that nothing herein shall constitute a waiver of any rights, claims, or defenses of Parent or Merger Sub under this Agreement. Notwithstanding anything to the contrary herein, the obligations of Guarantor hereunder will not be discharged by (i) any amendment to or other modification of this Agreement; (ii) any furnishing or acceptance of security or exchange or release of any security for the Guaranteed Obligations; or (iii) any failure by the Company to assert any demand or to exercise any right or remedy with respect to Parent or Merger Sub under this Agreement or otherwise; or (iv) any change in the corporate structure of Parent or Merger Sub. Guarantor waives and shall not exercise any rights that it may acquire by way of subrogation, contribution, reimbursement or indemnification for payments made under this guarantee until all Guaranteed Obligations shall have been indefeasibly paid and discharged in full.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first written above.

PARENT:

HEARST MEDIA WEST, LLC

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

MERGER SUB:

DESTINY MERGER SUB, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

COMPANY:

DALLASNEWS CORPORATION

By:	/s/ Grant S. Moise
Name: Grant S. Moise
Title: Chief Executive Officer

Signature Page to Agreement and Plan of Merger

Solely for purposes of Section 9.17:

GUARANTOR:

HEARST COMMUNICATIONS, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: Senior Vice President

Signature Page to Agreement and Plan of Merger

Exhibit 3.1

SECOND AMENDED AND RESTATED BYLAWS

OF

DALLASNEWS CORPORATION

(A Texas Corporation)

Effective July 9, 2025

(continued)

ARTICLE I.

OFFICES

Section 1.   Registered Office. The registered office of DallasNews Corporation (the “corporation”) shall be located in the City of Dallas, County of Dallas, State of Texas.

Section 2.   Other Offices. The corporation also may have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or as the business of the corporation may require.

ARTICLE II.

MEETINGS OF THE SHAREHOLDERS

Section 1.   Place of Meetings. All meetings of the shareholders for the election of directors or for any other proper purpose, including any special meeting of shareholders regardless of by whom called, shall be held at such time and place, within or without the State of Texas, as the Board of Directors may from time to time designate, as stated in the notice of such meeting or a duly executed waiver of notice thereof. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held by means of remote communications, subject to the laws of the Texas and such guidelines and procedures as the Board of Directors may adopt from time to time.

Section 2.   Annual Meeting. An annual meeting of the shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. At such meeting at which a quorum is present, the shareholders entitled to vote in the election of directors shall elect, by a plurality of the votes cast of all of the shares present in person or represented by proxy at the meeting and entitled to vote thereon, a Board of Directors and may transact such other business as properly may be brought before the meeting.

Section 3.   Special Meeting. Special meetings of the shareholders may be called only by the Chief Executive Officer, by the President, by the Board of Directors or by a request (a “Special Meeting Request”) of the holders of record of, in the aggregate, not less than one-fifth of the voting power of all shares entitled to vote at the meeting (the “Requisite Holders”). To be in proper form, a Special Meeting Request must comply with this Section 3. The Board of Directors shall determine whether a Special Meeting Request is in proper form and such determination shall be binding on the corporation and the shareholders, and if the Board of Directors should so determine, the Board of Directors shall so declare that any business not properly set forth in the Special Meeting Request shall not be transacted.

(a)   If a Special Meeting Request is in proper form, the Secretary shall call such special meeting; provided, however, that the date of such special meeting shall not be more than one-hundred twenty (120) days after the date on which such Special Meeting Request was delivered to the Secretary; provided, further, that the Board of Directors may (in lieu of calling the special meeting requested in such Special Meeting Request) present an identical or substantially similar item of business (a “Similar Item”; the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), as determined in good faith by the Board of Directors, for shareholder approval at any other meeting of the shareholders that is held not less than one hundred twenty (120) days after the date on which such Special Meeting Request was delivered to the Secretary.

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(b)   Notwithstanding anything in these Bylaws to the contrary, a Special Meeting Request shall not be valid and the special meeting requested in such Special Meeting Request shall not be called by the Secretary if (i) such Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law, (ii) such Special Meeting Request is delivered to the Secretary during the period commencing ninety (90) days prior to the one-year anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (iii) a Similar Item was presented at any meeting of shareholders held within one hundred twenty (120) days prior to the date on which such Special Meeting Request was delivered to the Secretary or (iv) a Similar Item is included in the corporation’s notice of meeting as an item of business to be presented at a shareholders meeting that has been called but not yet held. The Board of Directors may adjourn or reschedule any previously scheduled special meeting of the shareholders.

(c)   To be in proper form for purposes of this Section 3, a Special Meeting Request shall:

 (i)   be in writing, signed by each Requesting Person (as defined in Section 3(e)) and delivered to the Secretary at the principal executive offices of the corporation;

 (ii)   as to each Requesting Person, set forth the Shareholder Information (as defined in Section 12(b)(ii), except that, for purposes of this Section 3(d)(ii), the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 12(b)(ii));

 (iii)   as to each Requesting Person, set forth any Disclosable Interests (as defined in Section 12(b)(iii), except that, for purposes of this Section 3(d)(iii), the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 12(b)(iii); provided, however, that the disclosure in clause (I) of Section 12(b)(iii) shall be made with respect to each item of business, if any, that the Requisite Holders propose to bring before the special meeting);

 (iv)   as to each item of business that the Requisite Holders propose to bring before the special meeting, set forth the Proposal Information (as defined in Section 12(b)(i));

 (v)   include (A) an agreement by each Requisite Holder to immediately deliver written notice to the Secretary at the principal executive offices of the corporation in the case of any disposition, on or prior to the record date for the special meeting requested in the Special Meeting Request, of any shares of common stock of the corporation held of record by such Requisite Holder and (B) an acknowledgement that (1) any such disposition shall be deemed a revocation of the Special Meeting Request to the extent of such disposition and (2) if, following such deemed revocation, the Requisite Holders hold of record, in the aggregate, less than one-fifth of the voting power of all outstanding shares of common stock of the corporation, there shall be no obligation to hold such special meeting;

 (vi)   as to each Requisite Holder, set forth (A) a summary of any material discussions regarding the business proposed to be brought before the meeting (I) between or among any of the Requisite Holders or (II) between or among any Requisite Holder and any other record or beneficial holder of the shares of any of the corporation’s securities (including their names) and (B) a representation whether the Requisite Holder will engage in a solicitation with respect to any nomination or proposal to be brought before the meeting

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and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in such solicitation and whether such person or group intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of voting power of the corporation’s outstanding capita or approve the proposal (in person or by proxy); and

 (vii)   as to each Requisite Holder, include such Requisite Holder’s written consent to the public disclosure of information provided pursuant to clauses (i) - (vi) of this Section 3(d) and Section 3(f).

Any Requisite Holder seeking to nominate a person for election to the Board of Directors must also comply with Section 13.

(d)   For purposes of this Section 3, the term “Requesting Person” shall mean (i) each Requisite Holder, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the Special Meeting Request is being delivered to the Secretary and (iii) any affiliate or associate of such shareholder or beneficial owner. For purposes of these Bylaws, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act.

(e)   The Requisite Holders giving a Special Meeting Request shall further update and supplement such Special Meeting Request, if necessary, so that the information provided or required to be provided in such Special Meeting Request shall be true and correct as of the record date for the special meeting requested to be called pursuant to such Special Meeting Request and as of the date that is ten (10) business days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the special meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the special meeting or, if practical, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the special meeting or any adjournment or postponement thereof).

(f)   Notwithstanding anything in these Bylaws to the contrary, except as otherwise required by law, if none of the Requisite Holders giving a Special Meeting Request appears or sends a Qualified Representative to present the business proposed by the Requisite Holders to be brought before the special meeting requested in such Special Meeting Request, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of these Bylaws, to be considered a “Qualified Representative” of the shareholder, a person must be authorized by a writing executed by such shareholder, or an electronic transmission delivered by such shareholder, to act for such shareholder as proxy at the meeting of the shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the shareholders.

(g)   The Requisite Holders may revoke a Special Meeting Request by written revocation delivered to the corporation at any time prior to the special meeting requested in such Special Meeting Request; provided, however, that the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

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Section 4.   Notice of Annual or Special Meeting. The Chief Executive Officer or the Board of Directors shall fix the place, if any, means of remote communication, if any, date and time of each annual or special meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, all of which shall be set forth in the notice of such meeting. Subject to Section 21.456 of the Texas Business Organizations Code, as amended (the “TBOC”), notice thereof shall be given at the direction of the Chief Executive Officer, President, Secretary or other person calling the meeting, and shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail in writing, or by electronic transmission, by or at the direction of, the Chief Executive Officer, the President or the Secretary, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the transfer records of the corporation, with postage thereon prepaid. If given by electronic transmission, such notice shall be deemed to be given at the time provided in the TBOC. If a meeting is held by means of remote communication, the notice must include information on how to access the list of shareholders entitled to vote at the meeting.

Section 5.   Business at Special Meeting. The business transacted at any special meeting of the shareholders shall be limited to the purposes stated in the notice thereof provided by the corporation pursuant to Section 3(b) and Section 4 of this Article II. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at a special meeting. Shareholders shall not be permitted to propose business to be brought before a special meeting of the shareholders unless such business is brought pursuant to a Special Meeting Request that is timely delivered to the corporation in proper form or in accordance with Section 13 of this Article II.

Section 6.   Quorum of Shareholders. Unless otherwise provided in the Certificate of Formation, the holders of a majority of the voting power of all of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders but in no event shall a quorum consist of the holders of less than one-third (1/3) of the shares entitled to vote and thus represented at such meeting. If, however, a quorum shall not be present or represented at any meeting of the shareholders, shareholders holding a majority of the voting power of the shares present or represented by proxy at the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7.   Act of Shareholders’ Meeting. The vote of the holders of a majority of the voting power of all the shares entitled to vote on the applicable matter and represented in person or by proxy at a meeting at which a quorum is present shall be the act of the shareholders’ meeting, unless the vote of a greater number is required by law or the Certificate of Formation; provided, however, that the election of directors shall be approved by a plurality of the votes cast by shareholders present in person or represented by proxy at the shareholders’ meeting at which a quorum is present and who are entitled to vote thereon.

Section 8.   Voting of Shares. Each outstanding share shall be entitled to the number of votes per share as provided in the Certificate of Formation and the Statement of Designation, if any, which relates to such share, on each matter submitted to a vote at a meeting of the shareholders. At each election of directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of votes allotted to the shares owned by him or her for as many persons as there are directors to be elected and for whose election he or she has the right to vote. Cumulative voting in the election of directors or otherwise is expressly prohibited by the Certificate of Formation.

Section 9.   Proxies. At any meeting of the shareholders, each shareholder having the right to vote shall be entitled to vote either in person or by proxy. Any such proxy or evidence thereof shall be

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delivered to the secretary of such meeting at or prior to the time designated by the chairman of the meeting or in the order of business for so delivering such proxies. No proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Unless required by statute or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the shareholder voting or by such shareholder’s proxy, if there be such proxy.

Section 10.   Voting List. The officer or agent having charge of the transfer records for shares of the corporation shall make, not later than the eleventh (11th day) before each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares of each class or series of the corporation’s stock registered in the name of each shareholder and the number of votes each shareholder is entitled to cast, which list, for a period of at least ten (10) days prior to such meeting, shall be open to the inspection of any shareholder, for any purpose germane to the meeting (i) on a reasonably accessible and reasonably secure electronic network in accordance with the requirements of the TBOC; provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during regular business hours, at the principal executive office of the corporation. If the meeting is to be held at a place, such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. If the meeting is to be held by means of remote communication, then such list shall also be open to the inspection of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The corporation shall be entitled to rely upon the transfer records as the only evidence as to who are the shareholders entitled to inspect the transfer records or to vote in person or by proxy at any such meeting of shareholders.

Section 11.   Order of Business. Meetings of shareholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence, by the Vice Chairman of the Board of Directors, if any, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by the President or an Executive Vice President or a Senior Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business of each meeting of the shareholders of the corporation shall be determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the conduct of the meeting, including, without limitation, the establishment of procedures for the dismissal of business not properly presented, the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meetings after the time prescribed for commencement thereof, establishing limitations on participation in such meeting to shareholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, opening and closing of the voting polls, and adjournment of such meetings. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

Section 12.   Notice of Shareholder Business at an Annual Meeting.

 (a)   At an annual meeting of the shareholders, only such business shall be conducted as shall have been brought before such annual meeting (a) by or at the direction of the Chief Executive Officer or the Board of Directors or (b) by any shareholder of the corporation entitled to vote at such annual meeting who was a shareholder of record of the corporation (and, with respect

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to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 12 and at the time of the meeting, is entitled to vote at the meeting and complies with the notice procedures set forth in this Section 12. For business to be properly brought before an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (or for a notice in connection with the corporation’s 2019 annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 6, 2019); provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, then notice by the shareholder to be timely must be delivered not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly disclosed. For the purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period (or extend the time period) for the giving of timely notice as described above. Shareholders seeking to nominate persons for election to the Board of Directors must comply with Section 13 of this Article II and this Section 12 shall not be applicable to nominations except as expressly provided in Section 13 of this Article II.

 (b)   To be in proper form, a shareholder’s notice to the Secretary of business proposed to be brought at the annual meeting shall set forth:

  (i)   as to each matter the shareholder proposes to bring before the annual meeting (A) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of (1) any material interest of such shareholder in such business and (2) all contracts, agreements, arrangements and understandings (a) between or among any of the Proposing Persons (as defined in Section 12(c)) or (b) between or among any Proposing Person and any other person or persons (including their names) in connection with the proposal of such business by such shareholder (collectively, the “Proposal Information”);

  (ii)   as to each Proposing Person, (a) the name and address of such Proposing Person, including, if applicable, as they appear on the corporation’s books, and (b) the class, series and number of shares of the corporation which are, directly or indirectly, held of record or beneficially owned by such Proposing Person (including any shares such Proposing Person has the right to acquire beneficial ownership of at any time in the future) (collectively, the “Shareholder Information”);

  (iii)   as to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the corporation, including due to the fact that the value of such derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any shares of any class or series

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of the corporation, or which derivative, swap or other transaction or series of transactions provides, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the corporation (any of the foregoing, a “Synthetic Equity Interest”), which Synthetic Equity Interest shall be disclosed without regard to whether (1) the derivative, swap or other transaction or series of transactions conveys any voting rights in such shares to such Proposing Person, (2) the derivative, swap or other transaction or series of transactions is required to be, or is capable of being, settled through delivery of such shares or (3) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transaction or series of transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, entered into or engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to shares of any class or series of the corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of shares of any class or series of the corporation (any of the foregoing, a “Short Interest”), (D) any performance-related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the corporation, or any Synthetic Equity Interest or Short Interest, (E) any significant equity interest or any Synthetic Equity Interest or Short Interest in any principal competitor of the corporation held by such Proposing Person, (F) any direct or indirect interest (including, without limitation, any existing or prospective commercial, business or contractual relationship) of such Proposing Person in the corporation, any affiliate of the corporation or any principal competitor of the corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (G) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the corporation or any of its officers or directors, or any affiliate of the corporation, (H) any transaction occurring, in whole or in part, during the then immediately preceding twelve (12) month period between such Proposing Person, on the one hand, and the corporation, any affiliate of the corporation or any principal competitor of the corporation, on the other hand, and (I) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (I) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

  (iv)   as to each Proposing Person, (A) a summary of any material discussions regarding the business proposed to be brought before the meeting (I) between or among any of the Proposing Persons or (II) between or among any Proposing Person and any other

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record or beneficial holder of the shares of any of the corporation’s securities (including their names) and (B) a representation whether the Proposing Person will engage in a solicitation with respect to such business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person or group intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of voting power of the corporation’s outstanding capital stock required to approve or adopt the business to be proposed (in person or by proxy); and

 (v)   as to each Proposing Person, such Proposing Person’s written consent to the public disclosure of information provided pursuant to clauses (i) - (iv) of this Section 12(b) and Section 12(d).

(c)   For purposes of this Section 12, the term “Proposing Person” shall mean (i) the shareholder providing the notice of business proposed to be brought before an annual meeting, (ii) any beneficial owner or beneficial owners, if different, on whose behalf such business is proposed to be brought before the meeting and (iii) any affiliate or associate (each within the meaning of Rule 12b- 2 under the Exchange Act for purposes of these Bylaws) of such shareholder or beneficial owner.

(d)   A shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e)   Notwithstanding anything in these Bylaws to the contrary, except as otherwise required by law, if the shareholder (or a Qualified Representative of the shareholder) giving notice of business proposed to be brought before an annual meeting of the shareholders does not appear at such annual meeting to present such proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of the shareholders except in accordance with the procedures set forth in this Section 12. The chairman of an annual meeting shall, if the facts warrant, determine that business was not properly brought before the meeting and in accordance with the provisions of this Section 12, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, a shareholder seeking to have a proposal included in the corporation’s proxy statement in addition shall comply with the requirements of Regulation 14A under the Exchange Act (including, but not limited to, Rule 14a-8 or its successor provision).

Section 13.   Notice of Shareholder Nominees.

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(a)   Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at an annual meeting of shareholders or a special meeting of shareholders (but only if the election of directors is a matter specified in the corporation’s notice of such special meeting given by or at the direction of the Chief Executive Officer, President, Secretary or other person calling the meeting, as the case may be) (a) by or at the direction of the Chief Executive Officer or the Board of Directors or (b) by any shareholder of the corporation entitled to vote at such meeting who was a shareholder of record of the corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 13 and at the time of the meeting and who complies with the notice procedures set forth in this Section 13. Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder’s notice (other than a notice submitted by a Requisite Holder) shall be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (or for a notice in connection with the corporation’s 2019 annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 6, 2019); provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, then notice by the shareholder to be timely must be delivered not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the date of the meeting is publicly disclosed. If a Requisite Holder seeks to make any nomination of a person for election to the Board of Directors at a special meeting, such Requisite Holder must, concurrently with delivery of the Special Meeting Request, deliver notice thereof in writing and in proper form in accordance with this Section 13 at the principal executive offices of the corporation. In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period (or extend the time period) for the giving of timely notice as described above.

(b)   To be in proper form, a shareholder’s notice for nominations to be made at the annual or special meeting shall set forth:

 (i)   as to each Nominating Person (as defined in Section 13(c)), set forth the Shareholder Information (except that, for purposes of this Section 13(b)(i), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in 12(b)(ii));

 (ii)   as to each Nominating Person, set forth any Disclosable Interests (except that, for purposes of this Section 13(b)(ii), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 12(b)(iii) and the disclosure in Section 12(b)(iii) shall be made with respect to the election of directors at the meeting);

 (iii)   as to each person whom the shareholder proposes to nominate for election or reelection as a director, (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected), (2) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to this

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Section 13(b) if such proposed nominee were a Nominating Person and (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee or any of his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (i) through (iii) are referred to as “Nominee Information”);

 (iv)   with respect to each nominee for election or reelection to the Board of Directors, a completed and signed questionnaire, representation and agreement as required by Section 14;

 (v)   as to each Nominating Person, (A) a summary of any material discussions regarding the business proposed to be brought before the meeting (I) between or among any of the Nominating Persons or (II) between or among any Nominating Person and any other record or beneficial holder of the shares of any of the corporation’s securities (including their names) and (B) a representation whether the Nominating Person will engage in a solicitation with respect to such nomination and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person or group intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of voting power of the corporation’s outstanding capital stock required to elect the nominee (in person or by proxy); and

 (vi)   as to each Nominating Person and nominee, such Nominating Person’s and nominee’s written consent to the public disclosure of information provided pursuant to clauses (i) - (v) of this Section 13(b) and Section 13(d).

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall not be admitted.

(c)   For purposes of this Section 13, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) any beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (iii) any affiliate or associate (each within the meaning of Section 12b-2 under the Exchange Act for purposes of these Bylaws) of such shareholder or beneficial owner.

(d)   A shareholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 13 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall

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be delivered to the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e)   Notwithstanding anything in these Bylaws to the contrary, no nominee shall be nominated for election as a director at a meeting of the shareholders except in accordance with the procedures set forth in this Section 13. The chairman of an annual meeting shall, if the facts warrant, determine that the nomination was not properly brought before the meeting and in accordance with the provisions of this Section 13, and if he or she should so determine, he or she shall so declare to the meeting and any such nomination not properly brought before the meeting shall not be transacted.

Section 14.   Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the corporation, a proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a shareholder’s notice under Section 13(a)), to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been fully disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the corporation that has not been fully disclosed to the corporation, and (iii) in such proposed nominee’s individual capacity and on behalf of any person on whose behalf the nomination is made, would be in compliance, if elected as a director of the corporation, and will comply, with the corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, including all applicable, publicly disclosed conflict of interest, confidentiality, stock ownership and insider trading policies and guidelines of the corporation.

Section 15.   General. Notwithstanding anything in these Bylaws to the contrary, a shareholder giving notice of a nomination to be made at, or any other business proposed to be brought before, an annual or special meeting of the shareholders shall also comply with all applicable requirements of the Exchange Act with respect to such nomination or business, as the case may be; provided, however, that any references in these Bylaws to the Exchange Act are not intended to and shall not limit the separate and additional requirements set forth in these Bylaws with respect to nominations or proposals of other business. Nothing in these Bylaws shall be deemed to affect any rights (i) of any shareholder to request inclusion of proposals in the corporation’s proxy statement in accordance with Rule 14a-8 under the Exchange Act or (ii) of any holder of any series of preferred stock of the corporation if and to the extent provided under law, the Certificate of Formation or these Bylaws. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any shareholder, or give any shareholder the right, to include or have disseminated or described in the corporation’s proxy statement any nomination of a person for election to the Board of Directors or any proposal of other business.

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ARTICLE III.

BOARD OF DIRECTORS

Section 1.   Powers. The business and affairs of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, the Certificate of Formation or by these Bylaws directed or required to be exercised and done by the shareholders.

Section 2.   Number of Directors. The number of directors of the corporation constituting the Board of Directors shall be not less than four (4) nor more than eight (8), determined from time to time in accordance with these Bylaws by resolution of the Board of Directors.

Section 3.   Election and Term. The directors, other than the initial Board of Directors, shall be elected at each annual meeting of the shareholders commencing with the 2019 annual meeting, except as provided in Section 4 of this Article, and each director of the corporation shall hold office until the next succeeding annual meeting and until his or her successor is elected and qualified or until his or her death, resignation or removal in accordance with these Bylaws. Directors need not be residents of the State of Texas or shareholders of the corporation. Notwithstanding the foregoing, no person shall be eligible to stand for election as director if he or she has attained the age of 72 years. Furthermore, the term of each director shall terminate at the first annual meeting of shareholders following the date on which such director attains the age of 72 years. Notwithstanding anything else in these Bylaws, the term of any director elected, reelected or named to the Board of Directors who was an officer or other employee of the corporation (or of a subsidiary of or other entity controlled by the corporation) at the time he or she was last elected, reelected or named to serve as a director, other than any person who at such time was serving as Chief Executive Officer of the corporation, shall automatically terminate at the first annual meeting of shareholders following the date on which such director ceases to serve as an officer or other employee of the corporation (or of a subsidiary of or other entity controlled by the corporation).

Section 4.   Vacancies. Any vacancies occurring in the Board of Directors shall be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board of Directors; provided, that, alternatively such vacancy may be filled by election at an annual or special meeting of shareholders called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any vacancy to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors; provided, that, alternatively such vacancy may be filled by election at an annual or special meeting of shareholders called for that purpose. A director elected to fill a newly-created directorship shall hold office only until the next election of directors by the shareholders. During the period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors.

Section 5.   Resignation and Removal. Any director may resign at any time upon giving written notice to the corporation, and such resignation shall take effect as provided in the TBOC. At any meeting of shareholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, but for cause only (removal of directors without cause being expressly prohibited), by a vote of the holders of a majority of the voting power of all of the shares then entitled to vote at an election of directors.

Section 6.   Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the corporation may be paid their expenses of attendance at each meeting of the Board and may be paid reasonable compensation for their services as

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directors. This provision shall not preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for their services in such capacities.

ARTICLE IV.

MEETINGS OF THE BOARD

Section 1.   Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and at such place either within or without the State of Texas as from time to time shall be prescribed by resolution of the Board of Directors.

Section 2.   Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the Secretary on the written request of two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least three (3) days before the date of the meeting.

Section 3.   Business at Regular or Special Meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 4.   Quorum of Directors. A majority of the Board of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law, the Certificate of Formation or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement of the meeting, until a quorum shall be present.

Section 5.   Act of Directors’ Meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law, the Certificate of Formation or these Bylaws.

Section 6.   Action by Written Consent Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof under the applicable provisions of any statute, the Certificate of Formation or these Bylaws may be taken without a meeting if a consent in writing setting forth the action so taken is signed by all members of the Board of Directors or of the committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors or of the committee, as the case may be.

ARTICLE V.

COMMITTEES

The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, the Certificate of Formation or these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it, except that no such committee shall have the power or authority of the Board of Directors in reference to amending the Certificate of Formation (except as permitted by the TBOC), proposing a reduction in stated capital, merger, share exchange or conversion of the corporation, recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the

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corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary winding up or termination of the corporation or a revocation thereof, amending, altering, or repealing the Bylaws of the corporation or adopting new Bylaws for the corporation, filling vacancies in members of the Board of Directors, filling vacancies on or designating alternate members of a committee, electing or removing officers of the corporation or members or alternate members of a committee of the Board, setting the compensation of the members or alternate members of any such committee, or altering or repealing any resolution of the Board of Directors which by its terms provides that it shall not be so amendable or repealable. Unless such resolution, the Certificate of Formation or these Bylaws so provide, no such committee shall have the power or authority to declare a distribution, to authorize the issuance of shares of the corporation, or to adopt a resolution with respect to a merger pursuant to 10.006 of the TBOC. Vacancies in the membership of any such committee shall be filled by resolution adopted by the majority of the full Board of Directors at a regular or special meeting of the Board. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him or her by law.

Any executive committee designated by the Board of Directors shall consist of the Chief Executive Officer and such number (not less than two (2)) of other directors as the Board may from time to time determine by resolution adopted by the majority of the full Board of Directors, one of the members of which committee shall be designated the chairman thereof by the Board of Directors. The executive committee may make rules for the conduct of its business, not inconsistent with this Article V, as it shall from time to time deem necessary and shall keep regular minutes of its proceedings and report the same to the Board when required. A majority of the members of the executive committee shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting, the members present may adjourn the meeting until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the executive committee, except as otherwise specifically provided by statute, the Certificate of Formation or these Bylaws. Any member of the executive committee may be removed by the Board of Directors by the affirmative vote of a majority of the full Board of Directors, whenever in its judgment the best interests of the corporation will be served thereby.

ARTICLE VI.

NOTICES

Section 1.   Methods of Giving Notice. Whenever any notice is required to be given to any shareholder or director under the provisions of any statute, the Certificate of Formation or these Bylaws, it shall be given in writing and delivered personally, by mail or other delivery service or by electronic transmission to such shareholder or director when permitted by, in accordance with the requirements of and with the effect stated in, the TBOC, at such address as appears on the books of the corporation. Any such notice delivered by mail or other delivery service shall be deemed to be given at the time the same shall be deposited in the United States mail with sufficient postage thereon prepaid. Notice given by electronic transmission shall be deemed to be delivered when transmitted for delivery to the recipient.

Section 2.   Waiver of Notice. Whenever any notice is required to be given to any shareholder or director under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver thereof signed by such shareholder or director, as applicable, or a waiver by electronic transmission by such shareholder or director, whether before or after the date and time stated in such notice, shall be deemed equivalent to the giving of such notice. The waiver shall be delivered to the corporation and filed with the minutes of the meeting or with the corporate records, as applicable. Neither the business to be transacted at, nor the purpose of, any regular or special meeting need be specified in any waiver of notice.

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Section 3.   Attendance as Waiver. Attendance or participation of a shareholder or director at a meeting shall constitute a waiver of notice of such meeting, except when the shareholder or director attends or participates in the meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII.

USE OF A CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS

EQUIPMENT

Subject to the provisions required or permitted for notice of meetings, unless otherwise restricted by the Certificate of Formation or these Bylaws, shareholders, members of the Board of Directors or members of any committee designated by such Board may participate in and hold a meeting of such shareholders, Board or committee by conference telephone or similar communications equipment or another suitable electronic communications system, including videoconferencing technology or the Internet, or any combination, by means of which all persons participating in the meeting can communicate with each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Voting at any such meeting shall be conducted in accordance with the TBOC.

ARTICLE VIII.

OFFICERS

Section 1.   Executive Officers. The officers of the corporation shall consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (with such supplemental designation to indicate seniority or scope of duties as the Board of Directors may determine from time to time), a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors as provided in Section 2 of this Article; provided that any of such offices except President, Secretary and Treasurer may be allowed to become vacant by failure of the Board of Directors to fill the office. Any two or more offices may be held by the same person, except that the Chairman of the Board or the President and the Secretary shall not be the same person.

Section 2.   Election and Qualification. The Board of Directors shall annually choose (subject to the provisions of Section 1 of this Article) a Chairman of the Board, a Chief Executive Officer, a President, such Executive Vice Presidents and Senior Vice Presidents as the Board shall deem necessary, a Secretary, and a Treasurer, none of whom, except the Chairman of the Board, the Chief Executive Officer and the President need to be a member of the Board.

Section 3.   Division Officers. The Board of Directors may from time to time establish one or more divisions of the corporation and assign to such divisions responsibilities for such of the corporation’s business, operations and affairs as the Board may designate. The Board of Directors may appoint or authorize an officer of the corporation to appoint in writing officers of a division. Unless elected or appointed an officer of the corporation by the Board of Directors or pursuant to authority granted by the Board, an officer of a division shall not as such be an officer of the corporation, except that he or she shall be an officer of the corporation for the purposes of executing and delivering documents on behalf of the corporation or for other specific purposes, if and to the extent that he or she may be authorized to do so by the Board of Directors. Unless otherwise provided in the writing appointing an officer of a division, such officer shall hold office until his or her successor is appointed and qualified. Any officer of a division may be removed with or without cause by the Board of Directors or by the officer, if any, of the corporation then

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authorized by the Board of Directors to appoint such officer of a division. The Board of Directors may prescribe or authorize an officer of the corporation or an officer of a division to prescribe in writing the duties and powers and authority of officers of divisions and may authorize an officer of the corporation or an officer of a division to determine the compensation for officers of divisions.

Section 4.   Other Officers and Agents. The Board of Directors may elect or appoint a Vice Chairman and such Vice Presidents, other officers, assistant officers and agents as the Board may deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 5.   Salaries. Subject to the provisions of Section 3 of this Article, the compensation of all officers and agents of the corporation shall be determined by the Board of Directors.

Section 6.   Term, Removal and Vacancies. Each officer of the corporation shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. Any officer may resign at any time upon giving written notice to the corporation. Any officer or agent or member of the executive committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled (subject to the provisions of Sections 1 and 3 of this Article) by the Board of Directors.

Section 7.   Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors and shall have such other powers and duties as usually pertain to such office or as may be prescribed by the Board of Directors.

Section 8.   Chief Executive Officer. The Board of Directors may designate whether the Chairman of the Board or the President shall be the Chief Executive Officer of the corporation. The officer so designated as the Chief Executive Officer shall have general powers of oversight, supervision and management of the business and affairs of the corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. The Chief Executive Officer shall have such other powers and duties as usually pertain to such office or as may be prescribed by the Board of Directors. If a Chief Executive Officer is not otherwise designated by the Board of Directors, the Chairman of the Board shall be the Chief Executive Officer of the corporation.

Section 9.   President. Subject to Section 10, the President, in the absence or disability of the Chairman of the Board, shall perform the duties and exercise the powers of the Chairman of the Board. The President shall perform such duties and exercise such other powers as usually pertain to such office or as may be delegated from time to time by the Board of Directors.

Section 10.   Vice Chairman of the Board. Unless otherwise determined by the Board of Directors, the Vice Chairman of the Board, in the absence or disability of the Chairman of the Board and the President, shall perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall perform such other duties and exercise such other powers as may be delegated from time to time by the Board of Directors or Chairman of the Board.

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Section 11.   Vice Presidents. Unless otherwise determined by the Board of Directors, the Vice Presidents, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the President in the absence or disability of the President. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 12.   Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders, and shall record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. He or she shall keep in safe custody the seal of the corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it. When so affixed, such seal shall be attested by his or her signature or by the signature of the Treasurer or an Assistant Secretary.

Section 13.   Assistant Secretaries. Unless otherwise determined by the Board of Directors, the Assistant Secretaries, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the Secretary in the absence or disability of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 14.   Treasurer. The Treasurer shall have the custody of the corporate funds and securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. Section 15. Assistant Treasurers. Unless otherwise determined by the Board of Directors, the Assistant Treasurers, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the Treasurer in the absence or disability of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 15.   Assistant Treasurers. Unless otherwise determined by the Board of Directors, the Assistant Treasurers, in the order of their seniority as such seniority may from time to time be designated by the Board of Directors, shall perform the duties and exercise the powers of the Treasurer in the absence or disability of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 16.   Officers’ Bond. If required by the Board of Directors, any officer so required shall give the corporation a bond (which shall be renewed as the Board of Directors may require) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of any and all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

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ARTICLE IX.

CERTIFICATES FOR SHARES

Section 1.   Certificated and Uncertificated Shares. Shares of capital stock of the corporation may, but shall not be required to, be issued in certificated form. If such stock is certificated, such certificates shall be numbered and shall be entered in the books of the corporation as they are issued, and shall be signed by the Chairman of the Board, the President or a Vice President, and the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. The signatures of the Chairman of the Board, the President or Vice President and Secretary or Assistant Secretary, upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of its issuance. If the corporation is authorized to issue shares of more than one class of stock or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of all of the powers, designations, preferences, and rights of the shares of each class authorized to be issued and the qualifications, limitations or restrictions thereof, and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Each certificate representing shares shall state upon the face thereof that the corporation is organized under the laws of the State of Texas, the name of the person to whom issued, the number and the class and the designation of the series, if any, which such certificate represents and the par value or a statement that the shares are without par value. No shares of capital stock shall be issued until the consideration therefor has been fully paid.

Section 2.   Transfer of Shares. Subject to the provisions of Section 2 of Article Four of the Certificate of Formation, the capital stock held of record by a shareholder shall be transferable only on the transfer books of the corporation, subject to these Bylaws, by the owner in person, or by attorney or legal representative, written evidence of whose authority shall be filed with the corporation. No transfer of shares of capital stock shall be valid until such transfer has been entered on the books of the corporation by an entry showing from and to whom transferred. If stock is certificated, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

Section 3.   Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.   Closing of Transfer Records and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment

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thereof, or entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the transfer records shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such ledger shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of shareholders, not less than ten (10) days (or such longer period or may be required by the TBOC), prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution, the date on which notice of the meeting is given to shareholders or the date on which the resolution of the Board of Directors declaring such distribution is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 4, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer records and the stated period of closing has expired.

Section 5.   Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive distributions, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas.

ARTICLE X.

GENERAL PROVISIONS

Section 1.   Distributions. The Board of Directors from time to time may declare, and the corporation may pay, distributions on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Certificate of Formation and these Bylaws.

Section 2.   Reserves. The Board of Directors may by resolution create a reserve or reserves out of surplus for any proper purpose or purposes, and may increase, decrease or abolish any such reserve in the same manner.

Section 3.   Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors from time to time may designate.

Section 4.   Fiscal Year. The fiscal year of the corporation shall be the calendar year.

Section 5.   Seal. The corporate seal shall have inscribed thereon the name of the corporation and may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.   Forum. Unless the corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the sole and exclusive forum for any of the filing, adjudication and trial of (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the corporation to the corporation or the corporation’s shareholders, including any claim

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alleging the conspiracy to breach a fiduciary duty, knowing participation in a breach of a fiduciary duty or aiding and abetting a breach of fiduciary duty, (c) any action asserting a claim against the corporation or any current or former director, officer or other employee of the corporation arising pursuant to any provision of the TBOC or the Certificate of Formation or these Bylaws (in each case, as they may be amended from time to time), (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Formation or these Bylaws, (e) any action asserting a claim related to or involving the corporation that is governed by the internal affairs doctrine, (f) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (g) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, shall be the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) or, if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division. Any person purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 6. If any action the subject matter of which is within the scope of clauses (a) through (g) of this Section 6 is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division) (a “Foreign Action”), by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to (i) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division) in connection with any action brought in such court to enforce the provisions of clauses (a) through (f) of this Section 6 (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The existence of any prior Alternative Forum Consent shall not act as a waiver of the corporation’s ongoing consent right as set forth above in this Section 6 with respect to any current or future actions or claims. Notwithstanding the foregoing, the provisions of this Section 6 shall not apply to suits asserting a cause or causes of action under the Securities Act of 1933, as amended, or the Exchange Act, or any other claim for which the federal courts of the United States have sole and exclusive jurisdiction.

If any provision or provisions of this Section 6 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6 (including, without limitation, each portion of any sentence of this Section 6 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Section 7.   WAIVER OF JURY TRIAL. UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THESE BYLAWS CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

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Section 8.   Ownership Threshold for Derivative Proceedings. The corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the corporation against any director and/or officer of the corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the outstanding shares of the corporation.

ARTICLE XI.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 1.   Actions, Suits, or Proceedings Other Than by or in the Right of the Corporation. The corporation shall, to the maximum extent permitted or required by the TBOC or other applicable law, as the same exists, may exist or be amended (but, in the case of any such new law or amendment and unless applicable law otherwise requires, only to the extent that such new law or amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such new law or amendment), indemnify and hold harmless any person who was or is a party or is threatened to be made a party to, or who is or was involved in any manner (including, without limitation, as a witness) in, any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to be a delegate of the corporation to serve at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise or organization or an employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such investigation, claim, action, suit or proceeding and any appeal therefrom.

For purposes of Article XI, (a) a “delegate” means a person who, while serving as a director of the corporation, is or was serving at the request of the corporation as a representative of another enterprise, another organization, or an employee benefit plan, and a person is a delegate to an employee benefit plan if the performance of the person’s official duties to the corporation also imposes duties on or otherwise involves service by the person to the plan or participants in or beneficiaries of the plan, and (b) a “representative” means a person who is (i) serving as a partner, director, officer, venturer, proprietor, trustee, employee, administrator, or agent of an enterprise or other organization or of an employee benefit plan; or (ii) serving a similar function for an enterprise or other organization or for an employee benefit plan.

Section 2.   Actions or Suits by or in the Right of the Corporation. The corporation shall, to the maximum extent permitted or required by the TBOC or other applicable law, as the same exists, may exist or be amended (but, in the case of any such new law or amendment and unless applicable law otherwise requires, only to the extent that such new law or amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such new law or amendment), indemnify and hold harmless any person who was or is a party or is threatened to be made a party to, or who is or was involved in any manner (including, without limitation, as a witness) in, any threatened, pending or completed investigation, claim, action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to be a delegate of the corporation to serve at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise or organization or an employee benefit plan,

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or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys’ fees and amounts paid in settlement) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such investigation, claim, action, suit or proceeding and any appeal therefrom.

Section 3.   Indemnification for Costs, Charges, and Expenses of Successful Party; Suits Initiated by a Director, Officer, Employee, Agent or Delegate. Notwithstanding the other provisions of this Article XI, to the extent that a director, former director, officer, employee, agent or delegate of the corporation has been wholly successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any investigation, claim, action, suit or proceeding referred to in Sections 1 and 2 of this Article, he or she shall be indemnified against all costs, charges and expenses (including attorneys’ fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith. Notwithstanding the other provisions of this Article XI, except with respect to a proceeding to enforce rights to indemnification or advances under Section 6 of this Article, the corporation shall be required to indemnify a director, former director, officer, employee, agent or delegate under this Article in connection with an investigation, claim, action, suit or proceeding initiated or brought by such person (including any counterclaim or cross-claim) only if such investigation, claim, action, suit or proceeding was authorized by the Board of Directors.

Section 4.   Determination of Right to Indemnification.

(a)   Any indemnification under Sections 1 and 2 of this Article XI (unless required by Section 3 of this Article XI or ordered by a court) shall be paid by the corporation upon a determination that (i) the person to be indemnified (A) acted in good faith, (B) reasonably believed (1) in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and (2) in any other case, that the person’s conduct was not opposed to the corporation’s best interests, and (C) in the case of a criminal proceeding, that the person did not have a reasonable cause to believe that his conduct was unlawful; and (ii) with respect to expenses, the amount of expenses other than a judgment is reasonable. Action taken or omitted by a person or delegate with respect to an employee benefit plan in the performance of the person’s duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the corporation. Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the corporation. A person does not fail to meet the standard under this Section 4 solely because of the termination of any investigation, claim, action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent.

(b)   The determination under this Section 4 shall be made promptly after a written request for indemnification has been made (i) by the directors by a majority vote of directors who at the time of the vote are disinterested and independent, regardless of whether the directors who are disinterested and independent constitute a quorum, or (ii) by a committee of the Board of Directors designated by majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether the directors who are disinterested and independent constitute a quorum, and is composed solely of directors who are disinterested and independent, or (iii) by special legal counsel selected by the Board of Directors or a committee by a vote in accordance with clause (i) or (ii) of this Section 4(b) in a written opinion, or (iv) by the vote of the holders of a majority of the voting power of all of the shares entitled to vote thereon that excludes the shares held by directors who are not disinterested and independent.

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(c)   Indemnification under this Article XI of a person who is found liable to the corporation or is found liable because the person improperly received a personal benefit: (i) is limited to reasonable expenses (including costs, attorneys’ fees and amount paid in settlement) actually incurred by the person in connection with the proceeding, (ii) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan, and (iii) may not be made in relation to a proceeding in which the person has been found liable for (A) willful or intentional misconduct in the performance of the person’s duty to the corporation, (B) breach of the person’s duty of loyalty owed to the corporation, or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

(d)   A person is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

(e)   The only basis upon which a finding that indemnification may not be made is that such indemnification is prohibited by law or is beyond the scope of the right to indemnification conferred herein.

Section 5.   Advance of Costs, Charges and Expenses. In furtherance, but not in limitation, of the foregoing provisions, to the extent permitted by the TBOC or other applicable law, as the same exists, may exist or be amended (but, in the case of any such new law or amendment and unless applicable law otherwise requires, only to the extent that such new law or amendment permits the corporation to provide broader rights to payment of expenses than such law permitted the corporation to provide prior to such new law or amendment), and the other provisions of this Section 5, all costs, charges and expenses (including attorneys’ fees and amounts paid in settlement) incurred by an director, delegate or officer of the corporation in defending a civil or criminal investigation, claim, action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such investigation, claim, action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director, delegate or officer in his or her capacity as a director, delegate or officer (and not in any other capacity in which service was or is rendered by such person while a director, delegate or officer) in advance of the final disposition of such investigation, claim, action, suit or proceeding shall be made only upon receipt of (a) a written affirmation by the director, delegate or officer of such person’s good faith belief that such person has met the standard of conduct necessary for indemnification under this Article XI, and (b) a written undertaking by or on behalf of the director, delegate or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director, delegate or officer has not met the required standard of conduct under Section 4 of this Article XI or that indemnification is prohibited by Section 4. Such costs, charges and expenses incurred by former directors, employees and agents shall be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, delegate, officer, former director, employee, or agent of the corporation, authorize the corporation’s counsel to represent such person, in any investigation, claim, action, suit or proceeding, whether or not the corporation is a party to such investigation, claim, action, suit or proceeding.

Section 6.   Procedure for Indemnification. Any (i) indemnification under Sections 1, 2 and 3 shall be made promptly, and in any event within sixty (60) days, or (ii) advance of costs, charges and expenses under Section 5 of this Article XI shall be made promptly, and in any event within twenty (20) days, in each case upon the written request of the director, officer, employee, agent or delegate to the Secretary of the corporation. The right to indemnification or advances as granted by this Article XI shall be enforceable by the director, officer, employee, agent or delegate in any court of competent jurisdiction, if the corporation denies such request, in whole or in part, or if no disposition thereof is made within the

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prescribed time period for such payment. Such person’s costs and expenses (including attorneys’ fees) incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 5 of this Article XI where the required undertaking, if any, has been received by the corporation) that indemnification or advancement of costs and expenses is prohibited by law or beyond the scope of the right to indemnification conferred herein, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors or a committee thereof, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct, nor the fact that there has been an actual determination by the corporation (including its Board of Directors or a committee thereof, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 7.   Other Rights; Continuation of Right to Indemnification. The indemnification and advancement of costs, charges and expenses provided by this Article XI shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of costs, charges and expenses may be entitled under any law (common or statutory), other Bylaw provision, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the corporation. All rights under this Article shall vest at the time a person becomes a director, officer, employee, agent or delegate, shall continue as to a person who has ceased to be a director, officer, employee, agent or delegate as to actions taken while he or she was such a director, officer, employee, agent or delegate, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights under this Article XI shall be deemed to be a contract between the corporation and each director, officer, employee, agent or delegate of the corporation who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article XI or any repeal or modification of relevant provisions of the TBOC or any other applicable laws shall be prospective only and shall not in any way diminish any rights of such director, officer, employee, agent or delegate or the obligations of the corporation arising hereunder.

Section 8.   Extent of Indemnification. In addition to the specific indemnification provided for herein, the corporation shall indemnify each person who is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve as a delegate at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise or organization or employee benefit plan to the fullest extent authorized or permitted (a) by the TBOC, or any other applicable law, new law or by any amendment thereof or other statutory provision in effect on the date hereof, or (b) by the corporation’s Certificate of Formation as in effect on the date hereof. Subject to the exceptions and conditions set forth in Article XI, Section 2 of these Bylaws, the corporation shall also advance expenses to any of the foregoing individuals to the fullest extent authorized or permitted (i) by the TBOC, or any other applicable law, new law or by any amendment thereof or other statutory provision in effect on the date hereof, or (ii) by the corporation’s Certificate of Formation as in effect on the date hereof.

Section 9.   Predecessor Corporation. The corporation shall indemnify persons who served as directors, delegates, officers, employees and agents of the corporation’s predecessor corporation, A. H. Belo Corporation, a Delaware corporation (“AHC Delaware”), for actions taken or omitted to be taken, in such capacities with AHC Delaware at or prior to the merger of AHC Delaware with and into the corporation (the “Merger”) to the same extent that the corporation would be able to indemnify such persons if such persons were serving in identical capacities with the corporation after the Merger and as if such acts

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or omissions had occurred after the Merger. In addition, with respect to actions taken or omitted to be taken, while serving in such capacities with AHC Delaware prior to the Merger, such persons shall continue to have all such rights to indemnification and advancement of expenses as were provided under the bylaws of AHC Delaware at the time of the Merger, the obligations with respect to which rights were assumed by the corporation as obligations of the corporation pursuant to and as a consequence of the Merger.

Section 10.   Insurance. Notwithstanding the foregoing, the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee, agent or delegate of the corporation, or is or was serving or has agreed to be a delegate of the corporation to serve at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise or organization or an employee benefit plan against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Section 11.   Savings Clause. If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director, officer, employee, agent and delegate of the corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article XI that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE XII.

AMENDMENTS

The power to alter, amend, or repeal the Bylaws or adopt new Bylaws, subject to repeal or change by action of the shareholders, is vested in the Board of Directors. Thus, these Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board, subject, however, to repeal or change by the affirmative vote of the holders of at least two-thirds of the voting power of all of the outstanding shares entitled to vote thereon, voting as a single class. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any regular or special meeting of shareholders at which a quorum is present or represented by the affirmative vote of not less than two-thirds of the voting power of all of the outstanding shares entitled to vote thereon at such meeting, voting together as a single class, and present or represented thereat. Notice of the proposed alteration, amendment, adoption, repeal or change shall be contained in the notice of such meeting of shareholders.

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Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of July 9, 2025 (this “Agreement”), is entered into by and between Hearst Media West, LLC, a Delaware limited liability company (“Parent”), and the undersigned shareholders (the “Shareholders”) of DallasNews Corporation, a Texas corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

A.  Concurrently with the execution and delivery of this Agreement, Parent, Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), and the Company are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent.

B.  As a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that each Shareholder agree, and each Shareholder has agreed, to enter into this Agreement with respect to all shares of Company Common Stock that each Shareholder beneficially owns (for purposes of this Agreement, as defined in Rule 13d-3 under the Exchange Act) as of July 9, 2025, as set forth on Schedule I (all such shares of Company Common Stock, and any additional shares of Company Common Stock in which each Shareholder acquires record or beneficial ownership on or after the date hereof, the “Subject Shares”).

AGREEMENT

The parties to this Agreement, for and in consideration of the premises and the consummation of the transactions referred to above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby mutually covenant and agree as follows:

SECTION 1 VOTING AGREEMENT

1.1  Voting Agreement.

 (a)  During the Agreement Period (as defined below), each Shareholder hereby, irrevocably and unconditionally, agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company Shareholders, however called (each, a “Company Shareholders Meeting”), and in connection with any action proposed to be taken by written consent of the Company Shareholders, each Shareholder shall, in each case, to the fullest extent that the Subject Shares are entitled to be voted at the time of any vote or action by written consent of the Company Shareholders:

  (i)  appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and

  (ii)  be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Subject Shares:

   A.  in favor of (1) the approval of the Merger Agreement, the Transactions (including the Merger) and all agreements related to the Transactions (including the Merger)

and any actions related thereto; (2) without limitation of the preceding clause (1), the approval of any proposal to adjourn or postpone the Company Shareholders Meeting to a later date if such adjournment or postponement is proposed in compliance with the provisions of Section 6.2(b) of the Merger Agreement; (3) any proposal or action that (A) is required pursuant to applicable Law for the Transactions (including the Merger) to become effective and (B) requires the consent or approval of the Company Shareholders, and (4) any “say on pay” vote regarding executive compensation; and

   B.  in each case other than following any Company Board Recommendation Change, against (1) any Acquisition Proposal or any Alternative Acquisition Agreement; (2) any action, proposal, transaction or agreement that would reasonably be expected to (x) prevent, impede, delay, interfere with, postpone, discourage or frustrate the purposes of or adversely affect the consummation of the Transactions (including the Merger), (y) result in a breach of any covenant, representation or warranty or any other obligation or agreement of each Shareholder under this Agreement or of the Company under the Merger Agreement or (z) result in any of the conditions in Section 7.1 or Section 7.3 of the Merger Agreement not being fully satisfied; (3) except as required pursuant to Section 1.1(a)(ii)(A), (x) any extraordinary corporate transaction, such as a merger, consolidation, sale of substantially all of the assets of the Company or other business combination involving the Company and (y) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company; and (4) any corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the Transactions.

(b)  For the avoidance of doubt, the foregoing commitments apply to any Subject Shares held by any trust, foundation, limited partnership or other entity directly or indirectly holding Subject Shares for which any of the Shareholders serves as a partner, shareholder, trustee or in a similar capacity so long as, and to the extent, such Shareholder exercises voting control over such Subject Shares. To the extent any of the Shareholders does not have sole control of the voting determinations of such entity, such Shareholder agrees to exercise all voting rights or other voting determination rights such Shareholder has in such entity to carry out the intent and purposes of such Shareholder’s support and voting obligations in this paragraph and otherwise set forth in this Agreement.

(c)  Each Shareholder shall retain at all times the right to vote or exercise such Shareholder’s right to consent with respect to such Shareholder’s Subject Shares in such Shareholder’s sole discretion and without any other limitation on those matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company Shareholders generally.

SECTION 2  REPRESENTATIONS AND WARRANTIES

2.1  Representations and Warranties of Shareholder. Each Shareholder represents and warrants to Parent as follows:

(a)  Organization. If such Shareholder is an individual, such Shareholder has all requisite capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Shareholder is an entity, such Shareholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Shareholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Shareholder.

(b)  Authorization. If such Shareholder is an entity, such Shareholder has the requisite corporate, limited liability company, partnership or trust power and authority, and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the

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transactions contemplated hereby. Such Shareholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder and constitutes a legal, valid and binding obligation of each Shareholder and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against each Shareholder in accordance with its terms, except in each case as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and subject to principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”). If such Shareholder is an individual, and such Shareholder is married, and any of the Subject Shares of such Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, a spousal consent substantially in the form attached as Exhibit A attached hereto has been duly executed and delivered by such Shareholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Shareholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)  No Conflict.

 (i)  Neither the execution and delivery of this Agreement by each Shareholder nor the performance by each Shareholder of such Shareholder’s obligations hereunder or the consummation by such Shareholder of the transactions contemplated hereby, nor compliance by such Shareholder with any of the terms or provisions hereof, will (A) if such Shareholder is an entity, conflict with or violate any provision of its articles of incorporation, bylaws or similar organizational documents, (B) violate any Law applicable to such Shareholder or the Subject Shares, or (C) require any consent or other action by any Person under, result in any violation or breach of, result in the loss of a benefit under, conflict with any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, acceleration or cancellation of, any of the terms, conditions or provisions of any Contract to which such Shareholder is a party or is binding with respect to the Subject Shares, or result in the creation of a Lien (except for any applicable restrictions on transfer under the Securities Act or as created by this Agreement (the “Permitted Exceptions”)) upon the Subject Shares, other than in the case of clauses (B) and (C) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform such Shareholder’s obligations under this Agreement.

 (ii)  Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, (B) compliance with any Nasdaq rules, and (C) actions or filings the failure of which to be taken or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Shareholder’s ability to perform such Shareholder’s obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of such Shareholder’s obligations hereunder, and the consummation by such Shareholder of the transactions contemplated hereby.

(d)  Ownership of Subject Shares. As of the date hereof, each Shareholder (and if such Shareholder is an individual, together with such Shareholder’s spouse if such Shareholder is married and the Subject Shares constitute community property under applicable Law) is, and (except with respect to any Subject Shares Transferred (as defined below) in accordance with Section 3.2 hereof) at all times during the Agreement Period will be, the record and beneficial owner of the Subject Shares free and clear of any Liens and any other limitation or restriction (except for the Permitted Exceptions) and with no restrictions on such Shareholder’s rights of voting or disposition pertaining thereto, except for any applicable restrictions on Transfer (as defined below) under the Securities Act. Except to the extent of any Subject

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Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule I opposite the name of each Shareholder are the only shares of Company Common Stock beneficially owned by each Shareholder on the date hereof. Other than as set forth on Schedule I, each Shareholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.

(e)  Voting Power. Each Shareholder has full voting power with respect to all the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all the Subject Shares. Except for this Agreement, none of the Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Subject Shares. Each Shareholder further represents that any proxies heretofore given in respect of the Subject Shares, if any, are revocable.

(f)  Absence of Litigation. With respect to each Shareholder, as of the date hereof, there is no action, suit, inquiry, investigation, proceeding or civil investigation, pending or, to the knowledge of each Shareholder, threatened against or affecting such Shareholder or the Subject Shares that could reasonably be expected to impair the ability of such Shareholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(g)  Reliance. Each Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement.

(h)  Finder’s Fees. No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of any Shareholder.

2.2  Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows:

(a)  Organization; Authorization. Parent is a Delaware limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. This Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent and, assuming the due authorization, execution and delivery hereof by each Shareholder, is enforceable against Parent in accordance with its terms, subject in each case to the Bankruptcy and Equity Exception.

(b)  No Conflict.

 (i)  Neither the execution and delivery of this Agreement by Parent nor the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent, (B) violate any Law applicable to Parent, or (C) result in any violation or breach of any Contract to which Parent is a party, other than in the case of clauses (A), (B) and (C) as has not had, and would not reasonably be expected to have,

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individually or in the aggregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement.

(ii)  Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other United States state or federal securities Laws, and (B) actions or filings the failure of which to be taken or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent to perform its obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority or any other Person are necessary for the execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder, and the consummation by Parent of the transactions contemplated hereby.

SECTION 3 CERTAIN COVENANTS

3.1  No Solicitation. None of the Shareholders shall, and each of the Shareholders shall cause such Shareholder’s Affiliates (other than the Company or its Subsidiaries) (the “Shareholder Affiliates”) not to and shall use such Shareholder’s reasonable best efforts to cause their respective Representatives acting on behalf of such Shareholder or the Shareholder Affiliates not to, directly or indirectly, (a) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, the making or completion of any Acquisition Proposal, or any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (b) enter into, continue or otherwise participate or engage in any discussions or negotiations with any Person regarding or with respect to an Acquisition Proposal or any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (c) except to the extent required by applicable Law, furnish to any Person any information or data concerning the Company or any of its Subsidiaries regarding or with respect to any Acquisition Proposal or any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, or (d) approve, endorse or recommend, make any public statement approving, endorsing or recommending, or enter into any agreement relating to, any inquiry, proposal or offer that constitutes, or could reasonably be expected to result in or lead to, an Acquisition Proposal (collectively, the “Restricted Activities”). Each Shareholder shall, and shall use such Shareholder’s reasonable best efforts to cause the Shareholder Affiliates and their respective Representatives acting on behalf of such Shareholder or the Shareholder Affiliates to, immediately cease and cause to be terminated all existing solicitations, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal by or on behalf of such Shareholder or the Shareholder Affiliates. Notwithstanding the foregoing, each Shareholder, the Shareholder Affiliates and their respective Representatives may engage in any Restricted Activities to the same extent that the Company is permitted to do so pursuant to Section 5.3 of the Merger Agreement.

3.2  No Transfer; No Group.

(a)  Except pursuant to the terms of this Agreement, including Section 3.2(b), during the Agreement Period (as defined below), no Shareholder shall (and no Shareholder shall cause or permit any Person under such Shareholder’s control to), without the prior written consent of Parent and the Company, directly or indirectly, (i) convert any Subject Shares consisting of shares of Company Series B Common Stock into shares of Company Series A Common Stock, (ii) grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of any of the Subject Shares, (iii) sell (including short sell), assign, transfer, exchange, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of Law, or limit such Shareholder’s right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any of the Subject Shares (each, a “Transfer”), (iv) enter into any Contract with respect to the

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direct or indirect Transfer of any of the Subject Shares, (v) otherwise permit any Liens (except for the Permitted Exceptions) to be created on any of the Subject Shares, or (vi) agree or commit to take any of the actions referred to in the foregoing clauses (i) through (v). Any Transfer or purported Transfer of any Subject Shares in violation of this Section 3.2 shall be null and void and of no force and effect whatsoever.

(b)  Notwithstanding anything in Section 3.2(a) to the contrary, each Shareholder may Transfer Subject Shares (x) if such Shareholder is an individual, (i) to any member of such Shareholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (ii) to a trust for the sole benefit of such Shareholder or any member of such Shareholder’s immediate family, or (iii) upon the death of such Shareholder, or (y) if such Shareholder is an entity, (i) to any parent entity, subsidiary or Affiliate under common control with such Shareholder, or (ii) to a partner or member of such Shareholder (each, a “Permitted Transfer”); provided, that a Permitted Transfer shall be permitted only if the transferee executes and delivers a joinder to this Agreement pursuant to which such transferree agrees to assume all of such Shareholder’s obligations hereunder in respect of the Subject Shares subject to such Permitted Transfer and to be bound by, and comply with, the terms of this Agreement to the same extent as such Shareholder is bound hereunder.

(c)  Each Shareholder agrees that such Shareholder shall not, and shall cause each of such Shareholder’s Affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) that such Shareholder is not currently a part of and that has been disclosed in a filing on Schedule 13D prior to the date hereof (other than as a result of entering into this Agreement) with respect to any of the Subject Shares for the purpose of opposing or competing with the Transactions.

3.3  Documentation and Information. Each Shareholder (a) consents to and authorizes the publication and disclosure by Parent or the Company of such Shareholder’s identity and holding of the Subject Shares, the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement (including, for clarity, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company reasonably determines is required to be disclosed by applicable Law in any press release, any schedules and documents filed with the SEC or any other disclosure document in connection with the Transactions, and (b) agrees to promptly give to Parent and the Company any information related to each Shareholder that Parent or the Company may reasonably require for the preparation of any such disclosure documents. Each Shareholder agrees to promptly notify Parent and the Company of any required corrections with respect to any information supplied by each Shareholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

3.4  Additional Subject Shares. In the event that any Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, such voting interests shall, without further action of the parties hereto or any other Person, be subject to the provisions of this Agreement, and the number of Subject Shares set forth on Schedule I opposite the name of such Shareholder will be deemed amended accordingly. Such Shareholder shall promptly notify Parent in writing of any such event.

3.5  Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the shares of Company Common Stock by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged.

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3.6  Waiver of Appraisal Rights and Actions. Each Shareholder hereby (a) irrevocably waives and agrees not to exercise any and all rights such Shareholder may have as to appraisal or dissent with respect to any of the Subject Shares that may arise with respect to the Merger or any of the other Transactions, including under Subchapter H, Chapter 10 of the TBOC, and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger or any of the other Transactions, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the Transactions.

3.7  No Inconsistent Agreements. Each Shareholder hereby covenants and agrees that such Shareholder shall not, at any time prior to the termination of this Agreement, (a) enter into any voting agreement or voting trust with respect to any of the Subject Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, (b) grant a proxy or power of attorney with respect to any of the Subject Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, or (c) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent such Shareholder from satisfying, such Shareholder’s obligations pursuant to this Agreement.

3.8  Notices of Certain Events. Each Shareholder shall notify Parent in writing of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Shareholder set forth in Section 2.1.

3.9  Further Assurances. Parent and each Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws, in order to perform their respective obligations under this Agreement.

SECTION 4  MISCELLANEOUS

4.1  Notices. Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by email (with electronic confirmation of receipt), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):

if to Parent, to:

Hearst Media West, LLC

c/o The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:  Jeffrey M. Johnson

Email:    [***]

with copies (which shall not constitute notice) to:

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The Hearst Corporation

300 West 57th Street

New York, NY 10019

Attention:   Office of the General Counsel

Email:     [***]

and

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001

Attention:  Chang-Do Gong

      Benjamin K. Sibbett

Email:     [***]

if to the Shareholders, to:

Robert W. Decherd

[***]

[***]

Email: [***]

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

2001 Ross Avenue, 21st Floor

Dallas, Texas 75201

Attention:   Jeffrey A. Chapman

Email:     [***]

4.2  Amendment; Waiver. Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

4.3  Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (a) the Effective Time, (b) with respect to each Shareholder, the date of any material modification or amendment of the Merger Agreement as in effect on the date of this Agreement, or any material written waiver of the Company’s rights under the Merger Agreement as in effect on the date of this Agreement that was made in connection with a request from Parent, that adversely affects the value of the consideration payable to each Shareholder, causes such consideration to include any property other than cash, or adds new conditions or modifies any existing conditions to the consummation of the Merger that materially adversely affects such Shareholder or the Merger, effected without the prior written consent of such Shareholder, (c) the written agreement of Parent and each Shareholder to terminate this Agreement, (d) the valid termination of the Merger Agreement in accordance with its terms, (e) receipt by the Company of the Company Shareholder Approval, (f) a Company Board Recommendation Change, and (g) a material breach of this Agreement by Parent that remains uncured on the date that is the earlier of

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(x) 30 days following written notice thereof from the Shareholders to Parent and (y) 5 days before the then-scheduled date of the Company Shareholders Meeting (the period from the date of this Agreement through such termination time being referred to as the “Agreement Period”); provided that (x) Section 4.1, Section 4.2, this Section 4.3, Section 4.5, Section 4.9, Section 4.10, and Section 4.15 shall survive such termination, and (y) the termination of this Agreement shall not relieve any party from liability arising from fraud or any Willful Breach of this Agreement prior to such termination.

4.4  No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Shareholder, and Parent shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

4.5  Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, whether or not the Transactions are consummated.

4.6  Representations and Warranties. The representations and warranties contained in this Agreement shall not survive the Effective Time or, if earlier, the termination of this Agreement.

4.7  Entire Agreement; Counterparts. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic communication or otherwise) to the other parties. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

4.8  Assignment; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of such party’s rights or obligations under this Agreement without the consent of each other party. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto (and their respective heirs, successors and permitted assigns) any rights, remedies, benefits, obligations, liabilities or claims hereunder; provided, that the Company shall be an express third party beneficiary with respect to Sections 2.1, 3.2, 3.3 and 3.6. No assignment by any party shall relieve such party of any of such party’s obligations hereunder.

4.9  Governing Law; Jurisdiction.

(a)  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas.

(b)  Each of the parties hereto hereby irrevocably and unconditionally submits, for such party and such party’s property, to the exclusive jurisdiction of the state courts of the State of Texas, or any federal court sitting in the State of Texas (the “Chosen Courts”), in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating hereto or

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thereto, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Chosen Courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Chosen Courts, (iii) waives, to the fullest extent such party may legally and effectively do so, any objection that such party may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in such Chosen Courts and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such Chosen Courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(c)  Each party irrevocably consents to the service of process outside the territorial jurisdiction of the Chosen Courts in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to such party’s address as specified in or pursuant to this Agreement. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

4.10  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

4.11  Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction or other Governmental Authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

4.12  Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Texas or any Texas state court, this being in addition to any other remedy to which they are entitled at law or in equity.

4.13  Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they

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shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein and the rules and regulations promulgated thereunder. References to a Person are also to such Person’s permitted assigns and successors.

4.14  No Presumption. Each of the parties agrees that he, she or it has had the opportunity to review this Agreement with counsel of his, her or its own choosing and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.15  No Agreement Until Executed. This Agreement shall not be effective unless and until the Company Board has approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger.

4.16  Obligations; Shareholder Capacity. Each Shareholder is signing and entering this Agreement solely in his, her or its capacity as the beneficial owner of the Subject Shares.

4.17  Stop Transfer Order; Legend.

 (a)  In furtherance of this Agreement, each Shareholder hereby authorizes the Company, promptly after the date hereof, to enter, or cause its transfer agent to enter, a stop transfer order with respect to all of the Subject Shares with respect to any Transfer not permitted hereunder and to include the following legend on any share certificates for the Subject Shares: “THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS PURSUANT TO THAT CERTAIN VOTING AND SUPPORT AGREEMENT, DATED AS OF JULY 9, 2025, BY AND BETWEEN HEARST MEDIA WEST, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND THE SHAREHOLDERS PARTY THERETO. ANY TRANSFER OF SUCH SHARES OF STOCK IN VIOLATION OF THE TERMS AND PROVISIONS OF SUCH VOTING AND SUPPORT AGREEMENT SHALL BE NULL AND VOID AND HAVE NO FORCE OR EFFECT WHATSOEVER.” The delivery of such securities by the delivering party shall not in any way affect such party’s rights with respect to such securities.

 (b)  In the event that any Shareholder intends to undertake a Permitted Transfer of any of the Subject Shares, such Shareholder shall provide written notice thereof to Parent and shall authorize the Company to, or authorize the Company to instruct its transfer agent to, (a) lift any stop transfer order in respect of the Subject Shares to be so Transferred in order to effect such Permitted Transfer only upon certification by Parent that the written agreement to be entered into by the transferee agreeing to be bound by this Agreement pursuant to Section 3.2(b) is satisfactory to Parent in its reasonable judgment and (b) re-enter any stop transfer order in respect of the Subject Shares to be so Transferred upon completion of the Permitted Transfer.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the day and year first above written.

PARENT: HEARST MEDIA WEST, LLC

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

Signature Page to Voting and Support Agreement

SHAREHOLDERS: Robert W. Decherd

/s/ Robert W. Decherd

The Decherd Foundation

By:	/s/ Robert W. Decherd
Name: Robert W. Decherd Title: Chairman

Maureen Decherd

/s/ Maureen Decherd

Signature Page to Voting and Support Agreement

SCHEDULE I

SUBJECT SHARES

Shareholder	Company Series A Common Stock	Company Series B Common Stock

Robert W. Decherd	78,165	514,376

The Decherd Foundation	0	75,072

Robert W. Decherd and Maureen Decherd	0	1,157

Maureen Decherd	0	60

EXHIBIT A

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of [•] (the “Shareholder”) and that the undersigned is familiar with the terms set forth in that certain Voting and Support Agreement (the “Agreement”), dated as of July 9, 2025, by and between Hearst Media West, LLC, a Delaware corporation (“Parent”), and the Shareholders of DallasNews Corporation party thereto. All capitalized terms that are used but not defined in this Consent (this “Consent”) shall have the respective meanings ascribed to them in the Agreement.

The undersigned further acknowledges that the undersigned understands the contents, meaning and scope of the Agreement, and is satisfied therewith and the undersigned freely, voluntarily and knowingly consents to the matters described herein. The undersigned is aware that the Agreement contains provisions regarding the voting and transfer of the Subject Shares that the Shareholder may own, including any interest the undersigned might have therein.

The undersigned hereby agrees that the undersigned’s interest, if any, in any Subject Shares subject to the terms and conditions of the Agreement shall be irrevocably bound by the Agreement and further understands and agrees that any community property interest the undersigned may have in such Subject Shares shall be similarly bound by the terms and conditions of the Agreement to the same extent as the Shareholder as if the undersigned had been an original party to the Agreement. The undersigned further agrees to perform any acts or execute any documents or instruments necessary to effectuate the purpose or intent of, or to complete the performance of, the Agreement.

The undersigned is aware that the legal, financial and related matters contained in the Agreement are complex and that the undersigned is free to seek independent professional guidance or counsel with respect to the Agreement and the transactions contemplated thereby as well as the execution of this Consent. The undersigned has either sought such guidance or counsel or determined after reviewing the Agreement carefully that the undersigned will waive such right.

This Consent shall be binding upon the undersigned’s heirs, legatees or other transferees and shall inure to the benefit of Parent and its successors and assigns. The execution and delivery of this Consent by electronic signature or in .pdf format shall be sufficient to bind the undersigned to the terms and conditions of this Consent and the Agreement. The provisions contained in Section 4 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Consent.

Dated as of the [●] day of [●], 2025.

Signature

Print Name

Exhibit 10.2

TRANSACTION BONUS AGREEMENT

This TRANSACTION BONUS AGREEMENT (this “Agreement”) is made effective as of the 9th day of July, 2025 (the “Effective Date”) by and between Grant Moise (“Executive”) and DallasNews Corporation (the “Company”). The Company and Executive are referred to herein individually as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, the Company currently employs Executive;

WHEREAS, the Company has recently entered in an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Hearst Media West, LLC (“Parent”), Destiny Merger Sub, Inc. (“Merger Sub”), and, solely for purposes of Section 9.17 therein, Hearst Communications, Inc., pursuant to which, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a direct wholly-owned subsidiary of Parent (the “Proposed Merger”) as of the Effective Time (as defined in the Merger Agreement); and

WHEREAS, the Company believes it is in its best interests to pay Executive an extraordinary bonus to reward and to induce Executive to continue to provide services through the Effective Time.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.  Term. Except as otherwise provided in this Section 1 or by Section 4 below, the provisions set forth in this Agreement shall be in effect for a period commencing on the Effective Date set forth above and continuing through the first to occur of (i) the payment of the amounts described in Section 3 below; (ii) termination of Executive’s employment by the Company prior to the Effective Time for Cause (as defined below), or Executive’s termination of his or her employment without Good Reason (as defined below); and (iii) the date the Merger Agreement is terminated in accordance with its terms without the consummation of the Proposed Merger; and (iv) 31 days following the termination of Executive’s employment by the Company prior to the Effective Time without Cause, by Executive with Good Reason, or due to Executive’s death or Disability (as defined below), if Executive (or Executive’s estate or legal guardian if applicable) has not timely signed and returned the Release (as defined below) or has revoked the Release. Upon the first occurrence of any of the events in subclauses (i)-(iv) of the immediately preceding sentence, this Agreement shall terminate automatically, and upon the termination of this Agreement due the occurrence of any event in subclauses (ii), (iii) or (iv) of the immediately preceding sentence, Executive shall not be entitled to any payments pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement (and the Company’s (and/or any of the Company’s successors’) obligations to make any payments pursuant to this Agreement) are subject to the condition precedent of consummation of the Proposed Merger.

2.  Definitions. For purposes of this Agreement, the following terms shall have the meanings ascribed thereto:

(a)   “Affiliates” means, with respect to any particular Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such particular Person. As used in this definition, the term “control” shall mean (i) the ownership (directly or indirectly) of more than 50% of the ownership or voting interests

TRANSACTION BONUS AGREEMENT	PAGE 1 OF 6

of any particular Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

(b)  “Board” means the Company’s board of directors.

(c)  “Cause” means, as determined by the Board or Committee, as applicable, in good faith and in its sole discretion, the occurrence of one or more of the following: (i) Executive is convicted of, or plead guilty or nolo contendere to, a felony involving moral turpitude or that involves a misappropriation of the assets of the Company or a subsidiary; (ii) Executive commits one or more acts or omissions constituting negligence, fraud or other misconduct that have a detrimental effect on the Company or a subsidiary; or (iii) Executive commits a violation of any of the Company’s material policies (including the Company’s code of business conduct and ethics, as in effect from time to time).

(d)  “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Agreement or an alleged breach of this Agreement.

(e)  “Committee” means the Compensation and Management Development Committee of the Board.

(f)  “Disability” means that Executive has become eligible to receive long-term disability benefits under the long-term disability policy of the Company then covering Executive.

(g) “Good Reason” the occurrence of any of the following without Executive’s prior written consent: (i) a material reduction of or to Executive’s duties or responsibilities, other than solely as a direct result of the Company no longer being publicly traded; (ii) a material reduction of Executive’s base salary; (iii) any change of Executive’s principal place of employment to a location more than 50 miles from Executive’s principal place of employment as of the date of this Letter; or (vi) a material breach of this Letter by the Company. Notwithstanding the foregoing, termination of Executive’s employment will not be for Good Reason unless (y) Executive delivers written notice to the Company (the “Good Reason Notice”) of the existence of the condition Executive believes constitutes Good Reason within 30 days of the initial existence of such condition (which Good Reason Notice specifically identifies such condition), the Company fails to remedy such condition within 30 days after the date on which it receives such notice (the “Good Reason Cure Period”), and (z) Executive actually terminates employment within 30 days after the expiration of the Good Reason Cure Period.

(h) “Person” means and includes an individual, a trust, estate, partnership, association, company or corporation, and shall include more than one individual, trust, state, partnership, company and/or corporation acting as a group.

3.  Transaction Bonus.

(a)  Executive agrees to remain employed with the Company until immediately prior to the Effective Time. As consideration for Executive’s agreements herein, the Company shall pay Executive $1,650,000, less applicable payroll taxes and tax withholdings (the “Transaction Bonus”), payable in a lump sum on the Effective Time (the “Payment Date”), provided that, except as otherwise provided herein, Executive is still employed by the Company immediately prior to the Effective Time.

TRANSACTION BONUS AGREEMENT	PAGE 2 OF 6

(b)  Notwithstanding the foregoing, in the event Executive’s employment terminates prior to the Payment Date due to the Company’s termination of Executive without Cause, by Executive with Good Reason, or due to Executive’s death or Disability, Executive (or, if applicable, his or her estate or legal guardian) shall remain eligible to receive the unpaid portion of the Transaction Bonus upon the same terms and subject to the same conditions that would have applied had Executive remained employed through the applicable Payment Date, provided, that Executive (or his or her estate or legal guardian, if applicable) on or within 21 days following Executive’s termination of employment timely signs, returns and does not revoke a form of release agreement provided by the Company to Executive (“Release”). To the extent any time period for signing, returning and revoking the Release under this Section 3(b) begins in one taxable year and ends in a second taxable year, no payment shall be made pursuant to this Section 3 until the second taxable year regardless of when the Release becomes effective.

4.  Survival. The provisions of Sections 5, 8, 9, 12, 13, 14, 15, and 16 creating obligations extending beyond the term of this Agreement shall survive the expiration or termination of this Agreement and of Executive’s employment with the Company, regardless of the reason for such expiration or termination.

5.  Section 409A. The Parties intend this Agreement, and any payments made pursuant to this Agreement, to be compliant with the requirements of Section 409A of the Code and agree to interpret this Agreement at all times in accordance with such intent.

6.  No Right to Continued Employment. Nothing contained in this Agreement shall be deemed to give Executive the right to be retained in the service of the Company or Parent or one of their Affiliates or to interfere with the right of the Company or Parent or one of their Affiliates to discharge Executive at any time (subject to any contract rights of Executive) regardless of the effect that such discharge shall have upon Executive under this Agreement.

7.  No Rights as an Owner. Executive shall not have any rights as an owner of the Company or Parent (or any Affiliate thereof) as a result of this Agreement, or as a result of any action taken (or omitted to be taken) by the Company (or, after the Closing, Parent) with respect to this Agreement.

8.  Section 280G. If it is determined that any payments or benefits of any kind, whether under this Agreement or any other plan, agreement or arrangement of the Company paid or payable to or for Executive’s benefit, or any other compensation from whatever source paid or payable to or for Executive’s benefit that is deemed contingent on a “change of control” (or that is otherwise deemed a parachute payment under Treas. Reg. Section 1.280G-1, Q&A-2) (collectively, the “Payment”) is an “excess parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payment shall be reduced to the largest amount that can be paid or provided without being subject to the Excise Tax, but only if the net amount of the reduced Payment, after payment of all federal, state and local income tax imposed on the reduced Payment, is at least equal to the net amount of the unreduced Payment after payment of all federal, state and local income tax and the Excise Tax on the unreduced Payment. If a reduction in the Payment is required by the preceding sentence, the payments and benefits that constitute the Payment shall be reduced in the following order: (1) first, all cash payments, including any severance that is treated as contingent on the change of control; (2) second, all equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(d); (3) third, all accelerated equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(c), and (4) fourth, all other non-cash benefits. Within each category, payments shall be reduced in the reverse order of the time at which they would otherwise have been paid, vested or provided. For purposes of determining whether the Payment shall be reduced, Executive shall be deemed to pay federal income tax at the highest

TRANSACTION BONUS AGREEMENT	PAGE 3 OF 6

marginal rate of federal income taxation and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence, on Executive’s termination of employment (or if there is no termination, then the date on which the Payment is calculated for purpose of this Section 8). The amount of any reduction in the Payment shall be determined by the Company after consultation in good faith with its legal and tax advisors selected by the Company and reasonably acceptable to Executive.

9.  Entire Agreement. This Agreement and the Retention Bonus Letter dated July 9, 2025 by and between Executive and the Company constitute the final and complete expression of agreement among the parties hereto with respect to the subject matter hereof (but not including any agreements or understandings relative to the payment of bonuses to Executive under current short and long term programs), and fully supersedes any and all prior agreements, understanding or representations between the Company and Executive pertaining to or concerning the subject matter of this Agreement. No oral statements or prior written material not specifically incorporated in this Agreement shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized, unless incorporated in this Agreement by written amendment executed by both Executive and the Company, such amendment to become effective on the date stipulated in it. Executive acknowledges and represents that Executive did not rely, and has not relied, on any communications, promises, statements, inducements, or representation(s), oral or written, by the Company in connection with this Agreement, Executive has relied solely and only on Executive’s own judgment in entering into this Agreement, and Executive expressly disclaims that Executive is owed any duties, including the duty of good faith and fair dealing, not expressly set forth in this Agreement. Therefore, Executive understands that Executive is precluded from bringing any fraud, fraudulent inducement or similar claim against the Company associated with any such communications, promises, agreements, statements, inducements, understandings, or representations.

10.  Partial Invalidity and Reformation. Executive and the Company understand that nothing in this Agreement is intended to hinder Executive’s performance of any legally-required duty or violate any applicable law, rule or regulation and that, in the event any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such invalid or unenforceable portion(s) shall be limited or excluded from this Agreement to the minimum extent required, and the remaining provisions shall not be affected and shall remain in full force and effect.

11.  Nonwaiver and Construction. The Company’s waiver of any provision of the Agreement shall not constitute (a) a continuing waiver of that provision, or (b) a waiver of any other provision of this Agreement. Nothing contained in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available for any breach or threatened breach, including, without limitation, the recovery of money damages.

12.  Controlling Law and Language. This Agreement and all Claims arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

13.  No Duties; Waiver of Claims. Except to the extent required by any unwaiveable requirement under applicable law, no employee of the Company (and no Affiliate of the Company) shall have any duties or liabilities, including, without limitation, any legal duties, to Executive (or any Person claiming by or through Executive) as a result of this Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, Executive irrevocably waives and releases any right or opportunity Executive might have to assert (or participate or cooperate in) any Claim against any employee of the Company or Parent and any Affiliate of the Company or Parent arising out of this Agreement. This

TRANSACTION BONUS AGREEMENT	PAGE 4 OF 6

Agreement does not create, nor shall it be construed as creating, any principal and agent, trust, or other legal or special relationship running from the Company to Executive.

14.  No Trust or Funding. The Company (and not any of its Affiliates) will be solely responsible for the payment of the Transaction Bonus hereunder. This Agreement shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any portion of the Transaction Bonus hereunder. This Agreement shall not create or be construed to create a trust or separate fund of any kind or a special legal relationship between the Company and Executive. Neither Executive or his or her beneficiaries nor any other Person shall have any interest in any particular assets of the Company (or any of its Affiliates) by reason of the right to receive any payment under this Agreement or with respect to the Transaction Bonus. To the extent that Executive acquires a right to receive any payment from the Company pursuant to this Agreement, such right shall be no greater than the right of any general unsecured creditor of the Company.

15.  Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed to have been effectively made or given if personally delivered, or if sent via recognized overnight delivery service (including FEDEX, UPS and DHL) or sent via confirmed e-mail or facsimile to the Company at 1954 Commerce Street, Dallas, TX 75265 to the attention of the Chairperson of the Compensation and Management Development Committee of the Board of Directors or, if to Executive, to Executive’s last known address on file with the Company. Any effective notice hereunder shall be deemed given on the date personally delivered, or one business day after it is sent via overnight delivery service or via confirmed e-mail or facsimile, as the case may be.

16.  Successor to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company by written agreement, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets. Executive may not assign any of her/his rights and obligations under this Agreement.

17.  Counterparts. This Agreement may be executed by the Parties in multiple counterparts, whether or not all signatories appear on these counterparts (including via electronic signatures and exchange of PDF documents via email), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

TRANSACTION BONUS AGREEMENT	PAGE 5 OF 6

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

EMPLOYEE:	THE COMPANY:

DallasNews Corporation

Signature: /s/ Grant Moise	Signature: /s/ Katy Murray
Print Name: Grant Moise	Print Name: Katy Murray
Date: July 9, 2025	Title: President

TRANSACTION BONUS AGREEMENT	PAGE 6 OF 6

Exhibit 10.3

TRANSACTION BONUS AGREEMENT

This TRANSACTION BONUS AGREEMENT (this “Agreement”) is made effective as of the 9th day of July, 2025 (the “Effective Date”) by and between Katy Murray (“Executive”) and DallasNews Corporation (the “Company”). The Company and Executive are referred to herein individually as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, the Company currently employs Executive;

WHEREAS, the Company has recently entered in an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Hearst Media West, LLC (“Parent”), Destiny Merger Sub, Inc. (“Merger Sub”), and, solely for purposes of Section 9.17 therein, Hearst Communications, Inc., pursuant to which, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a direct wholly-owned subsidiary of Parent (the “Proposed Merger”) as of the Effective Time (as defined in the Merger Agreement); and

WHEREAS, the Company believes it is in its best interests to pay Executive an extraordinary bonus to reward and to induce Executive to continue to provide services through the Effective Time.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.  Term. Except as otherwise provided in this Section 1 or by Section 4 below, the provisions set forth in this Agreement shall be in effect for a period commencing on the Effective Date set forth above and continuing through the first to occur of (i) the payment of the amounts described in Section 3 below; (ii) termination of Executive’s employment by the Company prior to the Effective Time for Cause (as defined below), or Executive’s termination of his or her employment without Good Reason (as defined below); and (iii) the date the Merger Agreement is terminated in accordance with its terms without the consummation of the Proposed Merger; and (iv) 31 days following the termination of Executive’s employment by the Company prior to the Effective Time without Cause, by Executive with Good Reason, or due to Executive’s death or Disability (as defined below), if Executive (or Executive’s estate or legal guardian if applicable) has not timely signed and returned the Release (as defined below) or has revoked the Release. Upon the first occurrence of any of the events in subclauses (i)-(iv) of the immediately preceding sentence, this Agreement shall terminate automatically, and upon the termination of this Agreement due the occurrence of any event in subclauses (ii), (iii) or (iv) of the immediately preceding sentence, Executive shall not be entitled to any payments pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement (and the Company’s (and/or any of the Company’s successors’) obligations to make any payments pursuant to this Agreement) are subject to the condition precedent of consummation of the Proposed Merger.

2.  Definitions. For purposes of this Agreement, the following terms shall have the meanings ascribed thereto:

(a)  “Affiliates” means, with respect to any particular Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such particular Person. As used in this definition, the term “control” shall mean (i) the ownership (directly or indirectly) of more than 50% of the ownership or voting interests of any particular Person or (ii) the possession, directly or indirectly, of the power to direct or cause

TRANSACTION BONUS AGREEMENT	PAGE 1 OF 6

the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

(b)  “Board” means the Company’s board of directors.

(c)  “Cause” means, as determined by the Board or Committee, as applicable, in good faith and in its sole discretion, the occurrence of one or more of the following: (i) Executive is convicted of, or plead guilty or nolo contendere to, a felony involving moral turpitude or that involves a misappropriation of the assets of the Company or a subsidiary; (ii) Executive commits one or more acts or omissions constituting negligence, fraud or other misconduct that have a detrimental effect on the Company or a subsidiary; or (iii) Executive commits a violation of any of the Company’s material policies (including the Company’s code of business conduct and ethics, as in effect from time to time).

(d)  “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Agreement or an alleged breach of this Agreement.

(e)  “Committee” means the Compensation and Management Development Committee of the Board.

(f)  “Disability” means that Executive has become eligible to receive long-term disability benefits under the long-term disability policy of the Company then covering Executive.

(g)  “Good Reason” the occurrence of any of the following without Executive’s prior written consent: (i) a material reduction of or to Executive’s duties or responsibilities, other than solely as a direct result of the Company no longer being publicly traded; (ii) a material reduction of Executive’s base salary; (iii) any change of Executive’s principal place of employment to a location more than 50 miles from Executive’s principal place of employment as of the date of this Letter; or (vi) a material breach of this Letter by the Company. Notwithstanding the foregoing, termination of Executive’s employment will not be for Good Reason unless (y) Executive delivers written notice to the Company (the “Good Reason Notice”) of the existence of the condition Executive believes constitutes Good Reason within 30 days of the initial existence of such condition (which Good Reason Notice specifically identifies such condition), the Company fails to remedy such condition within 30 days after the date on which it receives such notice (the “Good Reason Cure Period”), and (z) Executive actually terminates employment within 30 days after the expiration of the Good Reason Cure Period.

(h)  “Person” means and includes an individual, a trust, estate, partnership, association, company or corporation, and shall include more than one individual, trust, state, partnership, company and/or corporation acting as a group.

3.  Transaction Bonus.

(a)  Executive agrees to remain employed with the Company until immediately prior to the Effective Time. As consideration for Executive’s agreements herein, the Company shall pay Executive $850,000, less applicable payroll taxes and tax withholdings (the “Transaction Bonus”), payable in a lump sum on the Effective Time (the “Payment Date”), provided that, except as otherwise provided herein, Executive is still employed by the Company immediately prior to the Effective Time.

(b)  Notwithstanding the foregoing, in the event Executive’s employment terminates

TRANSACTION BONUS AGREEMENT	PAGE 2 OF 6

prior to the Payment Date due to the Company’s termination of Executive without Cause, by Executive with Good Reason, or due to Executive’s death or Disability, Executive (or, if applicable, his or her estate or legal guardian) shall remain eligible to receive the unpaid portion of the Transaction Bonus upon the same terms and subject to the same conditions that would have applied had Executive remained employed through the applicable Payment Date, provided, that Executive (or his or her estate or legal guardian, if applicable) on or within 21 days following Executive’s termination of employment timely signs, returns and does not revoke a form of release agreement provided by the Company to Executive (“Release”). To the extent any time period for signing, returning and revoking the Release under this Section 3(b) begins in one taxable year and ends in a second taxable year, no payment shall be made pursuant to this Section 3 until the second taxable year regardless of when the Release becomes effective.

4.  Survival. The provisions of Sections 5, 8, 9, 12, 13, 14, 15, and 16 creating obligations extending beyond the term of this Agreement shall survive the expiration or termination of this Agreement and of Executive’s employment with the Company, regardless of the reason for such expiration or termination.

5.  Section 409A. The Parties intend this Agreement, and any payments made pursuant to this Agreement, to be compliant with the requirements of Section 409A of the Code and agree to interpret this Agreement at all times in accordance with such intent.

6.  No Right to Continued Employment. Nothing contained in this Agreement shall be deemed to give Executive the right to be retained in the service of the Company or Parent or one of their Affiliates or to interfere with the right of the Company or Parent or one of their Affiliates to discharge Executive at any time (subject to any contract rights of Executive) regardless of the effect that such discharge shall have upon Executive under this Agreement.

7.  No Rights as an Owner. Executive shall not have any rights as an owner of the Company or Parent (or any Affiliate thereof) as a result of this Agreement, or as a result of any action taken (or omitted to be taken) by the Company (or, after the Closing, Parent) with respect to this Agreement.

8.  Section 280G. If it is determined that any payments or benefits of any kind, whether under this Agreement or any other plan, agreement or arrangement of the Company paid or payable to or for Executive’s benefit, or any other compensation from whatever source paid or payable to or for Executive’s benefit that is deemed contingent on a “change of control” (or that is otherwise deemed a parachute payment under Treas. Reg. Section 1.280G-1, Q&A-2) (collectively, the “Payment”) is an “excess parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payment shall be reduced to the largest amount that can be paid or provided without being subject to the Excise Tax, but only if the net amount of the reduced Payment, after payment of all federal, state and local income tax imposed on the reduced Payment, is at least equal to the net amount of the unreduced Payment after payment of all federal, state and local income tax and the Excise Tax on the unreduced Payment. If a reduction in the Payment is required by the preceding sentence, the payments and benefits that constitute the Payment shall be reduced in the following order: (1) first, all cash payments, including any severance that is treated as contingent on the change of control; (2) second, all equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(d); (3) third, all accelerated equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(c), and (4) fourth, all other non-cash benefits. Within each category, payments shall be reduced in the reverse order of the time at which they would otherwise have been paid, vested or provided. For purposes of determining whether the Payment shall be reduced, Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation and state and local income taxes at the highest marginal rate of

TRANSACTION BONUS AGREEMENT	PAGE 3 OF 6

taxation in the state and locality of Executive’s residence, on Executive’s termination of employment (or if there is no termination, then the date on which the Payment is calculated for purpose of this Section 8). The amount of any reduction in the Payment shall be determined by the Company after consultation in good faith with its legal and tax advisors selected by the Company and reasonably acceptable to Executive.

9.  Entire Agreement. This Agreement and the Retention Bonus Letter dated July 9, 2025 by and between Executive and the Company constitute the final and complete expression of agreement among the parties hereto with respect to the subject matter hereof (but not including any agreements or understandings relative to the payment of bonuses to Executive under current short and long term programs), and fully supersedes any and all prior agreements, understanding or representations between the Company and Executive pertaining to or concerning the subject matter of this Agreement. No oral statements or prior written material not specifically incorporated in this Agreement shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized, unless incorporated in this Agreement by written amendment executed by both Executive and the Company, such amendment to become effective on the date stipulated in it. Executive acknowledges and represents that Executive did not rely, and has not relied, on any communications, promises, statements, inducements, or representation(s), oral or written, by the Company in connection with this Agreement, Executive has relied solely and only on Executive’s own judgment in entering into this Agreement, and Executive expressly disclaims that Executive is owed any duties, including the duty of good faith and fair dealing, not expressly set forth in this Agreement. Therefore, Executive understands that Executive is precluded from bringing any fraud, fraudulent inducement or similar claim against the Company associated with any such communications, promises, agreements, statements, inducements, understandings, or representations.

10.  Partial Invalidity and Reformation. Executive and the Company understand that nothing in this Agreement is intended to hinder Executive’s performance of any legally-required duty or violate any applicable law, rule or regulation and that, in the event any court of competent jurisdiction holds any provision of this Agreement to be invalid or unenforceable, such invalid or unenforceable portion(s) shall be limited or excluded from this Agreement to the minimum extent required, and the remaining provisions shall not be affected and shall remain in full force and effect.

11.  Nonwaiver and Construction. The Company’s waiver of any provision of the Agreement shall not constitute (a) a continuing waiver of that provision, or (b) a waiver of any other provision of this Agreement. Nothing contained in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available for any breach or threatened breach, including, without limitation, the recovery of money damages.

12.  Controlling Law and Language. This Agreement and all Claims arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

13.  No Duties; Waiver of Claims. Except to the extent required by any unwaiveable requirement under applicable law, no employee of the Company (and no Affiliate of the Company) shall have any duties or liabilities, including, without limitation, any legal duties, to Executive (or any Person claiming by or through Executive) as a result of this Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, Executive irrevocably waives and releases any right or opportunity Executive might have to assert (or participate or cooperate in) any Claim against any employee of the Company or Parent and any Affiliate of the Company or Parent arising out of this Agreement. This Agreement does not create, nor shall it be construed as creating, any principal and agent, trust, or other legal or special relationship running from the Company to Executive.

TRANSACTION BONUS AGREEMENT	PAGE 4 OF 6

14.  No Trust or Funding. The Company (and not any of its Affiliates) will be solely responsible for the payment of the Transaction Bonus hereunder. This Agreement shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any portion of the Transaction Bonus hereunder. This Agreement shall not create or be construed to create a trust or separate fund of any kind or a special legal relationship between the Company and Executive. Neither Executive or his or her beneficiaries nor any other Person shall have any interest in any particular assets of the Company (or any of its Affiliates) by reason of the right to receive any payment under this Agreement or with respect to the Transaction Bonus. To the extent that Executive acquires a right to receive any payment from the Company pursuant to this Agreement, such right shall be no greater than the right of any general unsecured creditor of the Company.

15.  Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed to have been effectively made or given if personally delivered, or if sent via recognized overnight delivery service (including FEDEX, UPS and DHL) or sent via confirmed e-mail or facsimile to the Company at 1954 Commerce Street, Dallas, TX 75265 to the attention of the Chairperson of the Compensation and Management Development Committee of the Board of Directors or, if to Executive, to Executive’s last known address on file with the Company. Any effective notice hereunder shall be deemed given on the date personally delivered, or one business day after it is sent via overnight delivery service or via confirmed e-mail or facsimile, as the case may be.

16.  Successor to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company by written agreement, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets. Executive may not assign any of her/his rights and obligations under this Agreement.

17.  Counterparts. This Agreement may be executed by the Parties in multiple counterparts, whether or not all signatories appear on these counterparts (including via electronic signatures and exchange of PDF documents via email), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

TRANSACTION BONUS AGREEMENT	PAGE 5 OF 6

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

EMPLOYEE:	THE COMPANY:

DallasNews Corporation

Signature: /s/ Katy Murray	Signature: /s/ Grant Moise
Print Name: Katy Murray	Print Name: Grant Moise
Date: July 9, 2025	Title: Chief Executive Officer

TRANSACTION BONUS AGREEMENT	PAGE 6 OF 6

Exhibit 10.4

July 9, 2025

To:	Grant Moise

From:	Compensation and Management Development Committee

DallasNews Corporation (the “Company”) desires to incentivize you to maintain your employment with the Company (or its successor) in the event a “change in control” of the Company occurs. This letter agreement (this “Letter”) sets forth the entire agreement between you and the Company with respect to this retention bonus opportunity and supersedes all prior agreements, promises, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of any party to this Agreement with respect to such subject matter hereof, including, without limitation, that certain retention letter dated May 12, 2022 by and between you and the Company. Capitalized terms used in this Letter but not otherwise defined shall have the meanings set forth in Exhibit A to this Letter.

1.

Retention Bonus. Except as otherwise provided herein, you shall be eligible to receive a lump sum cash payment of $1,000,000 if a Change in Control occurs and you remain employed by the Company (or its successor) until the date that is 180-days following the Closing Date (the “Retention Date”). You must be employed on the Retention Date to be eligible to receive any amount under this Section 1.

2.

Severance Benefits Prior to or After the Change in Control Period. If your employment is terminated without Cause at any time other than during the Change in Control Period, you will be eligible to receive severance benefits in accordance with the Amended and Restated DallasNews Corporation Severance Plan effective January 1, 2023, as amended (the “Severance Plan”), provided that, regardless of your Years of Service (as such term is defined in the Severance Plan), you will receive at least 52 weeks of Base Salary (as such term is defined in the Severance Plan) and target bonus for the year in which the termination occurs and 12 times the monthly COBRA premium, payable in accordance with the terms of the Severance Plan, including the requirements that you sign a release of claims in the form provided to you by the Company at the time of your termination of employment. For the avoidance of doubt, to the extent that the Severance Plan is terminated and is no longer in effect, you shall continue to be eligible to receive a severance amount as described therein.

3.	Severance Benefits During the Change in Control Period.

a.

Provided that you sign a release of claims in the form provided to you by the Company within 30 days of your termination of employment (or such greater period of time required by applicable law), and you do not revoke the release of claims, in lieu of the severance amount described in Section 2, you will be eligible to receive one of the following amounts: (i) a lump sum payment equal to $1,500,000, less applicable withholdings and deductions, if before the 180th day after the Closing Date your employment with the Company is terminated by the Company without Cause or by you for Good Reason; or (ii) a lump sum payment equal to $500,000, less applicable withholdings and deductions, if within the period beginning on or after the 180th day following the Closing Date and ending on the 18-month anniversary of the Closing Date your employment with the Company is terminated by the Company without Cause or by you with or without Good Reason

(payments in clauses (i) and (ii) are each referred to herein as the “Severance Payment”). If your termination of employment occurs more than 18-months following the Closing Date, you shall not be eligible to receive any Severance Payment pursuant to this Section 3 and instead shall only be eligible to receive severance benefits as provided in Section 2 above Provided that the release of claims described in this Section 3 is effective, the Severance Payment shall be paid to you as soon as practicable on or after the first day of the seventh month after your termination of employment, but in no event later than 30 days after the first day of the seventh month.

b.

In addition, if your employment with the Company is terminated by the Company without Cause or by you for Good Reason during the Change in Control Period (or, by you for any reason during the period beginning on the 180th day after the Closing Date and ending on the 18-month anniversary of the Closing Date), and provided that the release of claims described in Section 3.a. is effective, then the Company will make a lump-sum cash payment (less applicable withholdings and deductions) to you in an amount equal to 22 times the monthly COBRA premiums in effect under the DallasNews Corporation Health Care and Welfare Benefit Plan or its successor (based on the level of coverage you were enrolled in at the time of your termination)(the “COBRA Payment”), payable on the first payroll date that is more than 30 days following your termination of employment.

4.

Acceleration of Outstanding Equity Awards or Long-Term Cash-Based Incentives. In the event of a Change in Control, notwithstanding anything to the contrary in any of the Company’s equity-based, equity-related or other long-term incentive compensation plans, practices, policies and programs or your award agreements as of the Closing Date (i) all outstanding and unvested long-term cash-based incentive awards, stock options, restricted stock, restricted stock units or other equity awards that vest solely based on continued employment shall immediately and automatically become fully vested and exercisable and (ii) all outstanding and unvested long-term cash-based incentives, options, restricted stock, restricted stock units or other equity awards that vest upon the satisfaction of performance conditions shall immediately and automatically become fully vested and earned at a deemed performance level equal to the greater of the target performance level or the performance level determined by actual performance through the Closing Date. Any vested long-term cash-based incentive awards will be paid on, or on the first payroll date immediately following, the Closing Date.

5.

Right to Continue Employment. Please note that this Letter does not in any way alter, modify, or amend your relationship with the Company, nor does it guarantee you the right to continue in the employ or service of the Company, any of its subsidiaries or affiliates, or any of its successors.

6.

Successors. This Letter binds any successor to all or substantially all of the business or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would have been obligated under this Letter if no such succession had taken place. The Company agrees to require any successor in a Change in Control to expressly and unconditionally assume and agree to perform the Company’s obligations under this Letter, in the same manner and to the same extent that the Company would have been required to perform such obligations if such succession or Change in Control had not occurred.

7.

Amendment. This Letter only may be amended by a writing signed by you and an authorized officer of the Company or a member of the Company’s Board of Directors, provided, however, that the Company reserves the right to amend this Agreement at any time to increase (but not decrease) the amounts payable pursuant to Section 3 in its sole discretion. For purposes of clarity, the

2

provisions of Section 2 of this Letter do not alter or modify the Company’s right to amend, modify, or terminate the Severance Plan in accordance with its terms; provided, that even if the Severance Plan is modified or terminated, you will be eligible to receive the severance and benefits described in Section 2 pursuant to the terms thereof if you are terminated prior to or after the Change in Control Period.

8.

Section 409A. This Letter and any payments that may be made hereunder are intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations or other applicable guidance issued thereunder, and the Company shall interpret the terms and conditions of this Letter consistently with such intent. To the extent required to comply with Section 409A of the Code, you shall only be eligible to receive the Severance Payment and COBRA Payment if your termination of employment also constitutes a “separation from service” under Section 409A of the Code.

9.

Section 280G. If it is determined that any payments or benefits of any kind, whether under this Letter or any other plan, agreement or arrangement of the Company paid or payable to or for your benefit, or any other compensation from whatever source paid or payable to or for your benefit that is deemed contingent on a “change of control” (or that is otherwise deemed a parachute payment under Treas. Reg. Section 1.280G-1, Q&A-2) (collectively, the “Payment”) is an “excess parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payment shall be reduced to the largest amount that can be paid or provided without being subject to the Excise Tax, but only if the net amount of the reduced Payment, after payment of all federal, state and local income tax imposed on the reduced Payment, is at least equal to the net amount of the unreduced Payment after payment of all federal, state and local income tax and the Excise Tax on the unreduced Payment. If a reduction in the Payment is required by the preceding sentence, the payments and benefits that constitute the Payment shall be reduced in the following order: (1) first, all cash payments, including any severance that is treated as contingent on the change of control; (2) second, all equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(d); (3) third, all accelerated equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(c), and (4) fourth, all other non-cash benefits. Within each category, payments shall be reduced in the reverse order of the time at which they would otherwise have been paid, vested or provided. For purposes of determining whether the Payment shall be reduced, you shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence, on your termination of employment (or if there is no termination, then the date on which the Payment is calculated for purpose of this Section 9). The amount of any reduction in the Payment shall be determined by the Company after consultation in good faith with its legal and tax advisors selected by the Company and reasonably acceptable to you.

You may not alienate, assign, pledge, encumber, transfer, sell, or otherwise dispose of any rights or benefits awarded hereunder, and any attempt to alienate, assign, pledge, encumber, transfer, sell, or assign, or any levy, attachment, execution, or similar process upon any such rights or benefits shall be null and void.

You understand that this Letter and the Severance Plan represent the complete agreement between you and the Company with respect to the retention bonus and severance benefits payable to you, that this Letter replaces any prior written or oral agreements or understandings, and that no oral statements or other prior written material not specifically incorporated into this Letter shall be of any force or effect.

3

We ask that you acknowledge your receipt of this Letter and your acceptance of the terms and conditions described herein by signing and dating the Acknowledgement and Acceptance section below and returning it to the Company by July 11, 2025. If you have any questions or need additional information, please feel free to contact me.

We continue to look forward to the exciting opportunities ahead of us and the future performance of the Company.

Very truly yours,

DallasNews Corporation

/s/ Louis E. Caldera
Louis E. Caldera

Chairperson of the Compensation and Management Development Committee of the Board of Directors

ACKNOWLEDGEMENT AND ACCEPTANCE

I hereby acknowledge receipt of this Letter setting forth the terms and conditions governing my eligibility for certain retention bonus payments and certain severance benefits. I have carefully read this Letter and hereby agree to and accept all of the terms and conditions set forth in the Letter, and agree that my entitlement to any actual payment pursuant to this Letter shall be determined solely by the terms and conditions described in this Letter.

/s/ Grant Moise	July 9, 2025
Grant Moise	Date

4

Exhibit A

“Cause” means, as determined by the Board of Directors or Compensation Committee of the Board of Directors, as applicable, in good faith and in its sole discretion, the occurrence of one or more of the following: (i) you are convicted of, or plead guilty or nolo contendere to, a felony involving moral turpitude or that involves a misappropriation of the assets of the Company or a Subsidiary; (ii) you commit one or more acts or omissions constituting negligence, fraud or other misconduct that have a detrimental effect on the Company or a Subsidiary; or (iii) you commit a violation of any of the Company’s material policies (including the Company’s code of business conduct and ethics, as in effect from time to time).

“Change in Control” shall have the meaning ascribed to such term in the Company’s 2017 Incentive Compensation Plan, as amended, provided that the transaction also constitutes a change in ownership or control within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended. For the avoidance of doubt, to the extent that the Company’s 2017 Incentive Compensation Plan, as amended, is terminated and is no longer in effect, the term Change in Control shall continue to have the meaning set forth therein.

“Change in Control Period” means the period beginning on the closing date of a Change in Control and ending on the 18 month anniversary of the closing date of a Change in Control.

“Closing Date” shall have the meaning ascribed to such term in the definitive purchase agreement executed in connection with a Change in Control.

“Good Reason” the occurrence of any of the following without your prior written consent: (i) a material reduction of or to your duties or responsibilities, other than solely as a direct result of the Company no longer being publicly traded; (ii) a material reduction of your base salary; (iii) any change of your principal place of employment to a location more than 50 miles from your principal place of employment as of the date of this Letter; or (vi) a material breach of this Letter by the Company. Notwithstanding the foregoing, termination of your employment will not be for Good Reason unless (y) you deliver written notice to the Company (the “Good Reason Notice”) of the existence of the condition you believe constitutes Good Reason within 30 days of the initial existence of such condition (which Good Reason Notice specifically identifies such condition), the Company fails to remedy such condition within 30 days after the date on which it receives such notice (the “Good Reason Cure Period”), and (z) you actually terminate employment within 30 days after the expiration of the Good Reason Cure Period.

5

Exhibit 10.5

July 9, 2025

To:	Katy Murray

From: Compensation and Management Development Committee

DallasNews Corporation (the “Company”) desires to incentivize you to maintain your employment with the Company (or its successor) in the event a “change in control” of the Company occurs. This letter agreement (this “Letter”) sets forth the entire agreement between you and the Company with respect to this retention bonus opportunity and supersedes all prior agreements, promises, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of any party to this Agreement with respect to such subject matter hereof, including, without limitation, that certain retention letter dated May 12, 2022 by and between you and the Company. Capitalized terms used in this Letter but not otherwise defined shall have the meanings set forth in Exhibit A to this Letter.

1.

Retention Bonus. Except as otherwise provided herein, you shall be eligible to receive a lump sum cash payment of $670,000 if a Change in Control occurs and you remain employed by the Company (or its successor) until the date that is 180-days following the Closing Date (the “Retention Date”). You must be employed on the Retention Date to be eligible to receive any amount under this Section 1.

2.

Severance Benefits Prior to or After the Change in Control Period. If your employment is terminated without Cause at any time other than during the Change in Control Period, you will be eligible to receive severance benefits in accordance with the Amended and Restated DallasNews Corporation Severance Plan effective January 1, 2023, as amended (the “Severance Plan”), provided that, regardless of your Years of Service (as such term is defined in the Severance Plan), you will receive at least 52 weeks of Base Salary (as such term is defined in the Severance Plan) and target bonus for the year in which the termination occurs and 12 times the monthly COBRA premium, payable in accordance with the terms of the Severance Plan, including the requirements that you sign a release of claims in the form provided to you by the Company at the time of your termination of employment. For the avoidance of doubt, to the extent that the Severance Plan is terminated and is no longer in effect, you shall continue to be eligible to receive a severance amount as described therein.

3.	Severance Benefits During the Change in Control Period.

a.

Provided that you sign a release of claims in the form provided to you by the Company within 30 days of your termination of employment (or such greater period of time required by applicable law), and you do not revoke the release of claims, in lieu of the severance amount described in Section 2, you will be eligible to receive one of the following amounts: (i) a lump sum payment equal to $1,000,000, less applicable withholdings and deductions, if before the 180th day after the Closing Date your employment with the Company is terminated by the Company without Cause or by you for Good Reason; or (ii) a lump sum payment equal to $330,000, less applicable withholdings and deductions, if within the period beginning on or after the 180th day following the Closing Date and ending on the 18-month anniversary of the Closing Date your employment with the Company is terminated by the Company without Cause or by you with or without Good Reason

(payments in clauses (i) and (ii) are each referred to herein as the “Severance Payment”). If your termination of employment occurs more than 18-months following the Closing Date, you shall not be eligible to receive any Severance Payment pursuant to this Section 3 and instead shall only be eligible to receive severance benefits as provided in Section 2 above. Provided that the release of claims described in this Section 3 is effective, the Severance Payment shall be paid to you as soon as practicable on or after the first day of the seventh month after your termination of employment, but in no event later than 30 days after the first day of the seventh month.

b.

In addition, if your employment with the Company is terminated by the Company without Cause or by you for Good Reason during the Change in Control Period (or, by you for any reason during the period beginning on the 180th day after the Closing Date and ending on the 18-month anniversary of the Closing Date), and provided that the release of claims described in Section 3.a. is effective, then the Company will make a lump-sum cash payment (less applicable withholdings and deductions) to you in an amount equal to 22 times the monthly COBRA premiums in effect under the DallasNews Corporation Health Care and Welfare Benefit Plan or its successor (based on the level of coverage you were enrolled in at the time of your termination) (the “COBRA Payment”), payable on the first payroll date that is more than 30 days following your termination of employment.

4.

Acceleration of Outstanding Equity Awards or Long-Term Cash-Based Incentives. In the event of a Change in Control, notwithstanding anything to the contrary in any of the Company’s equity-based, equity-related or other long-term incentive compensation plans, practices, policies and programs or your award agreements as of the Closing Date (i) all outstanding and unvested long-term cash-based incentive awards, stock options, restricted stock, restricted stock units or other equity awards that vest solely based on continued employment shall immediately and automatically become fully vested and exercisable and (ii) all outstanding and unvested long-term cash-based incentives, stock options, restricted stock, restricted stock units or other equity awards that vest upon the satisfaction of performance conditions shall immediately and automatically become fully vested and earned at a deemed performance level equal to the greater of the target performance level or the performance level determined by actual performance through the Closing Date. Any vested long-term cash-based incentive awards will be paid on, or on the first payroll date immediately following, the Closing Date.

5.

Right to Continue Employment. Please note that this Letter does not in any way alter, modify, or amend your relationship with the Company, nor does it guarantee you the right to continue in the employ or service of the Company, any of its subsidiaries or affiliates, or any of its successors.

6.

Successors. This Letter binds any successor to all or substantially all of the business or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would have been obligated under this Letter if no such succession had taken place. The Company agrees to require any successor in a Change in Control to expressly and unconditionally assume and agree to perform the Company’s obligations under this Letter, in the same manner and to the same extent that the Company would have been required to perform such obligations if such succession or Change in Control had not occurred.

7.

Amendment. This Letter only may be amended by a writing signed by you and an authorized officer of the Company or a member of the Company’s Board of Directors, provided, however, that the Company reserves the right to amend this Agreement at any time to increase (but not decrease) the amounts payable pursuant to Section 3 in its sole discretion. For purposes of clarity, the

2

provisions of Section 2 of this Letter do not alter or modify the Company’s right to amend, modify, or terminate the Severance Plan in accordance with its terms; provided, that even if the Severance Plan is modified or terminated, you will be eligible to receive the severance and benefits described in Section 2 pursuant to the terms thereof if you are terminated prior to or after the Change in Control Period.

8.

Section 409A. This Letter and any payments that may be made hereunder are intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations or other applicable guidance issued thereunder, and the Company shall interpret the terms and conditions of this Letter consistently with such intent. To the extent required to comply with Section 409A of the Code, you shall only be eligible to receive the Severance Payment and COBRA Payment if your termination of employment also constitutes a “separation from service” under Section 409A of the Code.

9.

Section 280G. If it is determined that any payments or benefits of any kind, whether under this Letter or any other plan, agreement or arrangement of the Company paid or payable to or for your benefit, or any other compensation from whatever source paid or payable to or for your benefit that is deemed contingent on a “change of control” (or that is otherwise deemed a parachute payment under Treas. Reg. Section 1.280G-1, Q&A-2) (collectively, the “Payment”) is an “excess parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payment shall be reduced to the largest amount that can be paid or provided without being subject to the Excise Tax, but only if the net amount of the reduced Payment, after payment of all federal, state and local income tax imposed on the reduced Payment, is at least equal to the net amount of the unreduced Payment after payment of all federal, state and local income tax and the Excise Tax on the unreduced Payment. If a reduction in the Payment is required by the preceding sentence, the payments and benefits that constitute the Payment shall be reduced in the following order: (1) first, all cash payments, including any severance that is treated as contingent on the change of control; (2) second, all equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(d); (3) third, all accelerated equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(c), and (4) fourth, all other non-cash benefits. Within each category, payments shall be reduced in the reverse order of the time at which they would otherwise have been paid, vested or provided. For purposes of determining whether the Payment shall be reduced, you shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence, on your termination of employment (or if there is no termination, then the date on which the Payment is calculated for purpose of this Section 9). The amount of any reduction in the Payment shall be determined by the Company after consultation in good faith with its legal and tax advisors selected by the Company and reasonably acceptable to you.

You may not alienate, assign, pledge, encumber, transfer, sell, or otherwise dispose of any rights or benefits awarded hereunder, and any attempt to alienate, assign, pledge, encumber, transfer, sell, or assign, or any levy, attachment, execution, or similar process upon any such rights or benefits shall be null and void.

You understand that this Letter and the Severance Plan represent the complete agreement between you and the Company with respect to the retention bonus and severance benefits payable to you, that this Letter replaces any prior written or oral agreements or understandings, and that no oral statements or other prior written material not specifically incorporated into this Letter shall be of any force or effect.

3

We ask that you acknowledge your receipt of this Letter and your acceptance of the terms and conditions described herein by signing and dating the Acknowledgement and Acceptance section below and returning it to the Company by July 11, 2025. If you have any questions or need additional information, please feel free to contact me.

We continue to look forward to the exciting opportunities ahead of us and the future performance of the Company.

Very truly yours,

DallasNews Corporation

/s/ Louis E. Caldera
Louis E. Caldera

Chairperson of the Compensation and Management Development Committee

of the Board of Directors

ACKNOWLEDGEMENT AND ACCEPTANCE

I hereby acknowledge receipt of this Letter setting forth the terms and conditions governing my eligibility for certain retention bonus payments and certain severance benefits. I have carefully read this Letter and hereby agree to and accept all of the terms and conditions set forth in the Letter, and agree that my entitlement to any actual payment pursuant to this Letter shall be determined solely by the terms and conditions described in this Letter.

/s/ Katy Murray	July 9, 2025
Katy Murray	Date

4

Exhibit A

“Cause” means, as determined by the Board of Directors or Compensation Committee of the Board of Directors, as applicable, in good faith and in its sole discretion, the occurrence of one or more of the following: (i) you are convicted of, or plead guilty or nolo contendere to, a felony involving moral turpitude or that involves a misappropriation of the assets of the Company or a Subsidiary; (ii) you commit one or more acts or omissions constituting negligence, fraud or other misconduct that have a detrimental effect on the Company or a Subsidiary; or (iii) you commit a violation of any of the Company’s material policies (including the Company’s code of business conduct and ethics, as in effect from time to time).

“Change in Control” shall have the meaning ascribed to such term in the Company’s 2017 Incentive Compensation Plan, as amended, provided that the transaction also constitutes a change in ownership or control within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended. For the avoidance of doubt, to the extent that the Company’s 2017 Incentive Compensation Plan, as amended, is terminated and is no longer in effect, the term Change in Control shall continue to have the meaning set forth therein.

“Change in Control Period” means the period beginning on the closing date of a Change in Control and ending on the 18 month anniversary of the closing date of a Change in Control.

“Closing Date” shall have the meaning ascribed to such term in the definitive purchase agreement executed in connection with a Change in Control.

“Good Reason” the occurrence of any of the following without your prior written consent: (i) a material reduction of or to your duties or responsibilities, other than solely as a direct result of the Company no longer being publicly traded; (ii) a material reduction of your base salary; (iii) any change of your principal place of employment to a location more than 50 miles from your principal place of employment as of the date of this Letter; or (vi) a material breach of this Letter by the Company. Notwithstanding the foregoing, termination of your employment will not be for Good Reason unless (y) you deliver written notice to the Company (the “Good Reason Notice”) of the existence of the condition you believe constitutes Good Reason within 30 days of the initial existence of such condition (which Good Reason Notice specifically identifies such condition), the Company fails to remedy such condition within 30 days after the date on which it receives such notice (the “Good Reason Cure Period”), and (z) you actually terminate employment within 30 days after the expiration of the Good Reason Cure Period.

5

Exhibit 10.6

July 9, 2025

To:  Cathy Collins

From: Katy Murray, President

DallasNews Corporation (the “Company”) desires to incentivize you to continue your employment with the Company (or its successor) in the event a “change in control” of the Company occurs by providing certain severance protections to you as more specifically described in this letter. This letter agreement (this “Letter”) sets forth the entire agreement between you and the Company with respect to this severance opportunity and supersedes all prior agreements, promises, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of any party to this Agreement with respect to such subject matter hereof. Capitalized terms used in this Letter but not otherwise defined shall have the meanings set forth in Exhibit A to this Letter.

1.

Severance Benefits Prior to or After the Change in Control Period. If your employment is terminated by the Company without Cause at any time other than during the Change in Control Period, you will be eligible to receive severance benefits in accordance with the Amended and Restated DallasNews Corporation Severance Plan effective January 1, 2023, as amended (the “Severance Plan”), payable in accordance with the terms of the Severance Plan, including the requirements that you sign a release of claims (the “Release”) in the form provided to you by the Company at the time of your termination of employment. For the avoidance of doubt, to the extent that the Severance Plan is terminated and is no longer in effect, you shall continue to be eligible to receive a severance amount as described therein.

2.	Severance Benefits During the Change in Control Period.

a.

Provided that you sign the Release in the form provided to you by the Company within 30 days of your termination of employment (or such greater period of time required by applicable law), and you do not revoke the Release, in lieu of the severance amount described in Section 1, you will be eligible to receive the following amounts if your employment with the Company is terminated by the Company without Cause or by you for Good Reason within the Change in Control Period: a lump sum payment equal to 12 months of your Base Salary, less applicable withholdings and deductions, payable on the first payroll date after the effective date of the Release (provided that if the time period for signing and revoking the Release spans two taxable years, no payments will be made until the second taxable year) (the “Severance Payment”). If your termination of employment occurs more than 18-months following the Closing Date, you shall not be eligible to receive any Severance Payment pursuant to this Section 2 and instead shall only be eligible to receive severance benefits as provided in Section 1 above.

b.

In addition, if your employment with the Company is terminated by the Company without Cause or by you for Good Reason during the Change in Control Period, and provided that the Release described in Section 2.a. is effective and you timely elect to continue your coverage under the DallasNews Corporation Health Care and Welfare Benefit Plan or its successor in accordance with COBRA, then the Company will pay 100% of your premium payments for such coverage until the earlier of (i) the date that is 12 months following your termination of employment or (ii) the date your COBRA coverage ends for any reason (other than for failure to pay COBRA premiums) (the “COBRA Payments”). You will be solely responsible for payment of any COBRA premiums after the Company’s obligation to make the COBRA Payments ends.

3.

Acceleration of Outstanding Equity Awards or Long-Term Cash-Based Incentives. In the event of a termination of your employment by the Company without Cause or by you for Good Reason during the Change in Control Period, notwithstanding anything to the contrary in any of the Company’s equity-based, equity-related or other long-term incentive compensation plans, practices, policies and programs or your award agreements as of the date of your termination of employment (i) all outstanding and unvested long-term cash-based incentive awards, stock options, restricted stock, restricted stock units or other equity awards that vest solely based on continued employment shall immediately and automatically become fully vested and exercisable and (ii) all outstanding and unvested long-term cash-based incentives, options, restricted stock, restricted stock units or other equity awards that vest upon the satisfaction of performance conditions shall immediately and automatically become fully vested and earned at a deemed performance level equal to the greater of the target performance level or the performance level determined by actual performance through the Closing Date. Any vested long-term cash-based incentive awards will be paid on, or on the first payroll date immediately following, your termination of employment by the Company without Cause or by you for Good Reason.

4.

Acceleration of Incentive Compensation Plan. In the event a Change in Control occurs, if you have an annual incentive compensation bonus opportunity under the Company’s Amended and Restated Incentive Compensation Plan (the “ICP”), then, in accordance with Section 11(d) of the ICP, such annual incentive compensation plan bonus for the performance period in effect on the Closing of such Change in Control shall be paid to you not later than 60 days after the Closing in accordance with Section 11(d) of the ICP.

5.

Right to Continue Employment. Please note that this Letter does not in any way alter, modify, or amend your relationship with the Company, nor does it guarantee you the right to continue in the employ or service of the Company, any of its subsidiaries or affiliates, or any of its successors.

6.

Successors. This Letter binds any successor to all or substantially all of the business or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would have been obligated under this Letter if no such succession had taken place. The Company agrees to require any successor in a Change in Control to expressly and unconditionally assume and agree to perform the Company’s obligations under this Letter, in the same manner and to the same extent that the Company would have been required to perform such obligations if such succession or Change in Control had not occurred.

7.

Amendment. This Letter only may be amended by a writing signed by you and an authorized officer of the Company or a member of the Company’s Board of Directors, provided, however, that the Company reserves the right to amend this Agreement at any time to increase (but not decrease) the amounts payable pursuant to Section 2 in its sole discretion. For purposes of clarity, the provisions of Section 1 of this Letter do not alter or modify the Company’s right to amend, modify, or terminate the Severance Plan in accordance with its terms.

8.

Section 409A. This Letter and any payments that may be made hereunder are intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations or other applicable guidance issued thereunder, and the Company shall interpret the terms and conditions of this Letter consistently with such intent. To the extent required to comply with Section 409A of the Code, you shall only be eligible to receive the Severance Payment and COBRA Payment if your termination of employment also constitutes a “separation from service” under Section 409A of the Code and if you constitute a “specified employee” at the time of your termination of employment, then, to the extent necessary to prevent you from being subject to adverse tax consequences under Section 409A of the Code and the regulations promulgated thereunder, the first six months of the Severance Payment shall not be paid until, and shall be paid in a single sum payment on, the first day after the six month anniversary of your termination of employment, with the remaining monthly payments to begin on the first payroll period after the first day of the seventh month following the date of your termination of employment.

9.

Section 280G. If it is determined that any payments or benefits of any kind, whether under this Letter or any other plan, agreement or arrangement of the Company paid or payable to or for your benefit, or any other compensation from whatever source paid or payable to or for your benefit that is deemed contingent on a “change of control” (or that is otherwise deemed a parachute payment under Treas. Reg. Section 1.280G-1, Q&A-2) (collectively, the “Payment”) is an “excess parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payment shall be reduced to the largest amount that can be paid or provided without being subject to the Excise Tax, but only if the net amount of the reduced Payment, after payment of all federal, state and local income tax imposed on the reduced Payment, is at least equal to the net amount of the unreduced Payment after payment of all federal, state and local income tax and the Excise Tax on the unreduced Payment. If a reduction in the Payment is required by the preceding sentence, the payments and benefits that constitute the Payment shall be reduced in the following order: (1) first, all cash payments, including any severance that is treated as contingent on the change of control; (2) second, all equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(d); (3) third, all accelerated equity grants that are accelerated by reason of the change of control and are subject to Treas. Reg. Section 1.280G-1, Q&A-24(c), and (4) fourth, all other non-cash benefits. Within each category, payments shall be reduced in the reverse order of the time at which they would otherwise have been paid, vested or provided. For purposes of determining whether the Payment shall be reduced, you shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence, on your termination of employment (or if there is no termination, then the date on which the Payment is calculated for purpose of this Section 9). The amount of any reduction in the Payment shall be determined by the Company after consultation in good faith with its legal and tax advisors selected by the Company and reasonably acceptable to you.

You may not alienate, assign, pledge, encumber, transfer, sell, or otherwise dispose of any rights or benefits awarded hereunder, and any attempt to alienate, assign, pledge, encumber, transfer, sell, or assign, or any levy, attachment, execution, or similar process upon any such rights or benefits shall be null and void.

You understand that this Letter and the Severance Plan represent the complete agreement between you and the Company with respect to the retention bonus and severance benefits payable to you, that this Letter replaces any prior written or oral agreements or understandings, and that no oral statements or other prior written material not specifically incorporated into this Letter shall be of any force or effect.

2

We ask that you acknowledge your receipt of this Letter and your acceptance of the terms and conditions described herein by signing and dating the Acknowledgement and Acceptance section below and returning it to the Company by July 11, 2025. If you have any questions or need additional information, please feel free to contact me.

We continue to look forward to the exciting opportunities ahead of us and the future performance of the Company.

Very truly yours,

DallasNews Corporation

/s/ Katy Murray

Katy Murray, President

ACKNOWLEDGEMENT AND ACCEPTANCE

I hereby acknowledge receipt of this Letter setting forth the terms and conditions governing my eligibility for certain retention bonus payments and certain severance benefits. I have carefully read this Letter and hereby agree to and accept all of the terms and conditions set forth in the Letter, and agree that my entitlement to any actual payment pursuant to this Letter shall be determined solely by the terms and conditions described in this Letter.

/s/ Cathy Collins	July 9, 2025

Cathy Collins	Date

3

Exhibit A

“Base Salary” means your monthly base salary as in effect immediately prior to your termination of employment (or, if applicable, in effect immediately prior to a material reduction in your base salary by the Company without your consent that constitutes Good Reason).

“Cause” means, as determined by the Board of Directors or Compensation Committee of the Board of Directors, as applicable, in good faith and in its sole discretion, the occurrence of one or more of the following: (i) you are convicted of, or plead guilty or nolo contendere to, a felony involving moral turpitude or that involves a misappropriation of the assets of the Company or a Subsidiary; (ii) you commit one or more acts or omissions constituting negligence, fraud or other misconduct that have a detrimental effect on the Company or a Subsidiary; (iii) you commit a violation of any of the Company’s material policies (including the Company’s code of business conduct and ethics, as in effect from time to time); and (iv) conduct by you that materially damages, or is reasonably likely to materially damage, the Company’s reputation or results in material harm to the Company.

“Change in Control” shall have the meaning ascribed to such term in the Company’s 2017 Incentive Compensation Plan, as amended, provided that the transaction also constitutes a change in ownership or control within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended. For the avoidance of doubt, to the extent that the Company’s 2017 Incentive Compensation Plan, as amended, is terminated and is no longer in effect, the term Change in Control shall continue to have the meaning set forth therein.

“Change in Control Period” means the period beginning on the Closing Date of a Change in Control and ending on the 18 month anniversary of the Closing Date of a Change in Control.

“Closing Date” shall have the meaning ascribed to such term in the definitive purchase agreement executed in connection with a Change in Control.

“Good Reason” the occurrence of any of the following without your prior written consent: (i) a material reduction of your Base Salary as in effect at any time by more than 10% other than a reduction that applies generally to all similarly situated employees of the Company; (ii) any change of your principal place of employment to a location more than 50 miles from your principal place of employment as of the date of this Letter; or (iii) a material breach of this Letter by the Company. Notwithstanding the foregoing, termination of your employment will not be for Good Reason unless (x) you deliver written notice to the Company (the “Good Reason Notice”) of the existence of the condition you believe constitutes Good Reason within 30 days of the initial existence of such condition (which Good Reason Notice specifically identifies such condition), the Company fails to remedy such condition within 30 days after the date on which it receives such notice (the “Good Reason Cure Period”), and (z) you actually terminate employment within 30 days after the expiration of the Good Reason Cure Period.

4

Exhibit 99.1

DALLASNEWS CORPORATION TO JOIN HEARST

The Dallas Morning News’ 140-year legacy of exceptional, independent journalism strengthened by Hearst’s resources, scale and industry reputation

DALLAS, TX and NEW YORK July 10, 2025 (GLOBENEWSWIRE) — DallasNews Corporation (Nasdaq: DALN) (the “Company” or “DallasNews”), the holding company of The Dallas Morning News and Medium Giant, and Hearst, one of the nation’s leading information, services and media companies, today announced that the companies have signed a definitive agreement whereby DallasNews Corporation would be acquired by Hearst.

The announcement was made by Steven R. Swartz, president and chief executive officer of Hearst, and Grant Moise, chief executive officer of DallasNews Corporation and publisher of The Dallas Morning News.

DallasNews shareholders will receive $14.00 in cash for each share of common stock - a premium of 219% based on the closing price of DallasNews’ common stock of $4.39 per share on July 9, 2025. The transaction, which has been unanimously approved by the Boards of Directors of both companies, is expected to close during the third or early fourth quarter.

Upon closing, The Dallas Morning News will join Hearst Newspapers—the operating group responsible for Hearst’s newspapers, local digital marketing services businesses and directories—which publishes 28 dailies and 50 weeklies across the United States. Medium Giant, DallasNews’ integrated creative marketing agency, will complement Hearst Newspapers’ agency level services.

Jeff Johnson, president of Hearst Newspapers, stated, “Hearst Newspapers is committed to supporting The Dallas Morning News’ continued success through smart investments in their digital strategy, compelling journalism and expanded audience reach. This move aligns squarely with our strategy of backing trusted, high-impact local media brands in growth markets. We’re looking forward to working with the teams at The News and Medium Giant.”

Moise added, “For 140 years, The Dallas Morning News has earned enviable status as one of the most trusted and distinguished daily newspapers in the U.S. We’ve done so by focusing on the issues that matter most to our North Texas community and by embracing the kind of objective, accountable and skillful reporting at the heart of impactful journalism. The Hearst family of newspapers shares these values. Their resources, expertise and track record of supporting—and investing in—local independent journalism will ensure The Dallas Morning News thrives for decades to come.”

“We also believe our Medium Giant clients will benefit from access to, and collaboration with, Hearst Newspapers’ agency level services,” Moise continued. “The agencies will deliver best-in-class solutions, digital expertise and strategic acumen.”

Robert W. Decherd, DallasNews Corporation’s former board chairman, president and chief executive officer during a career spanning 50 years, and current owner of a majority of the voting power of DallasNews Corporation stock, said, “The News’ 140-year commitment to distinguished journalism has been extraordinarily important to the evolution of Dallas as one of America’s greatest cities. We have generations of News employees to thank for this. I’m confident that the path forward with Hearst Newspapers assures The News’ ability to continue informing and strengthening North Texas for many years to come.”

Upon closing of the transaction, DallasNews Corporation will become a private company and its shares will no longer trade on Nasdaq.

J.P. Morgan Securities LLC and Haynes Boone served as exclusive financial advisor and legal advisor, respectively, to DallasNews Corporation. Clifford Chance US LLP served as legal advisor to Hearst.

About DallasNews Corporation

DallasNews Corporation is the Dallas-based holding company of The Dallas Morning News and Medium Giant. The Dallas Morning News, a leading daily newspaper, is renowned for its excellent journalistic reputation, intense regional focus, and close community ties. As a testament to its commitment to quality journalism, the publication has been honored with nine Pulitzer Prizes. Medium Giant, an integrated creative marketing agency with offices in Dallas and Tulsa, works with a roster of premium brands and companies. In 2024, the agency earned top industry recognition, winning an AAF Addy and the AMA DFW Annual Marketer of the Year Award for Campaign of the Year, along with six prestigious Davey Awards. Medium Giant is a wholly owned business of DallasNews Corporation. For additional information, visit mediumgiant.co.

About Hearst

Hearst is one of the nation’s leading global, diversified information, services and media companies. Hearst has been innovating for more than a century, leading with purpose, integrity and a culture of care, with a mission to inform audiences and improve lives. The company’s diverse portfolio includes global financial services leader Fitch Group; Hearst Health, a group of medical information and services businesses; Hearst Transportation, which includes CAMP Systems International, a major provider of software-as-a-service solutions for managing maintenance of jets and helicopters; ownership in cable television networks such as A&E, HISTORY, Lifetime and ESPN; 35 television stations; leading newspapers across the United States, including the Houston Chronicle, San Francisco Chronicle and Times Union (Albany); digital services businesses; and more than 200 magazine editions around the world.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the Company and Hearst (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (iii) the inability to complete the proposed merger transaction involving the Company and Hearst (the “Merger”) due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger; and (vii) other risks described in the Company’s public disclosures and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information and Where to Find It

This communication is being made in connection with the proposed merger transaction involving the Company and Hearst. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. In addition, when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, when it becomes available.

Contacts

For DallasNews Corporation: Media: Kekst CNC Jonathan Morgan James Hartwell jonathan.morgan@kekstcnc.com james.hartwell@kekstcnc.com	For DallasNews Corporation: Investors Katy Murray, President 214-977-8869 KMurray@dallasnews.com	For Hearst Paul Luthringer paul@hearst.com